UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21906
                                                     ---------------------------

                       Claymore Exchange-Traded Fund Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Nicholas Dalmaso,
                   2455 Corporate West Drive, Lisle, IL 60532
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                       Date of fiscal year end: August 31
                                                ----------

                   Date of reporting period: February 29, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:


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       SemiAnnual
           Report                 Claymore Exchange-Traded Fund Trust

February 29, 2008
      (Unaudited)

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                               [GRAPHIC OMITTED]

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EEB | Claymore/BNY BRIC ETF

CSD | Claymore/Clear Spin-Off ETF

XGC | Claymore/Great Companies
      Large-Cap Growth Index ETF

OTR | Claymore/Ocean Tomo Growth Index ETF

OTP | Claymore/Ocean Tomo Patent ETF

DEF | Claymore/Sabrient Defender ETF

NFO | Claymore/Sabrient Insider ETF

STH | Claymore/Sabrient Stealth ETF

CZA | Claymore/Zacks Mid-Cap Core ETF

XRO | Claymore/Zacks Sector Rotation ETF

CVY | Claymore/Zacks Yield Hog ETF

                                                            [LOGO CLAYMORE ETFS]

Contents
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Dear Shareholder                                                               3

Management Discussion of Fund Performance                                      4

Fund Summary & Performance                                                    27

Overview of Fund Expenses                                                     39

Portfolio of Investments                                                      41

Statement of Assets and Liabilities                                           64

Statement of Operations                                                       66

Statement of Changes in Net Assets                                            68

Financial Highlights                                                          72

Notes to Financial Statements                                                 83

Supplemental Information                                                      87

Trust Information                                                             89

About the Fund Manager                                                        90

                                                                www.claymore.com

                                                    ... your road to the LATEST,

                                           most up-to-date INFORMATION about the

                                             Claymore Exchange-Traded Fund Trust

                               [GRAPHIC OMITTED]

The shareholder report you are reading right now is just the beginning of the story. Online at www.claymore.com, you will find:

o Daily and historical fund pricing, fund returns, portfolio holdings and characteristics, and distribution history.

o     Investor guides and fund fact sheets.

o Regulatory documents including a prospectus and copies of shareholder reports.

Claymore Securities is constantly updating and expanding shareholder information services on each Funds' website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

      Dear Shareholder |

            As Investment Adviser, Claymore Advisors, LLC ("Claymore") is pleased to present the semi-annual shareholder report for 11 of our exchange-traded funds ("ETFs" or "Funds"). This report covers performance of these Funds for the six months ended February 29, 2008.

            The 11 ETFs covered in this report are:

                  o     Claymore/BNY BRIC ETF (AMEX ticker:"EEB")

                  o     Claymore/Clear Spin-Off ETF (AMEX ticker:"CSD")

                  o Claymore/Great Companies Large-Cap Growth Index ETF (AMEX ticker:"XGC")

                  o     Claymore/Ocean Tomo Growth Index ETF (AMEX ticker:"OTR")

                  o     Claymore/Ocean Tomo Patent ETF (AMEX ticker:"OTP")

                  o     Claymore/Sabrient Defender ETF (AMEX ticker:"DEF")

                  o     Claymore/Sabrient Insider ETF (AMEX ticker:"NFO")

                  o     Claymore/Sabrient Stealth ETF (AMEX ticker:"STH")

                  o     Claymore/Zacks Mid-Cap Core ETF (AMEX ticker:"CZA")

                  o     Claymore/Zacks Sector Rotation ETF (AMEX ticker:"XRO")

                  o     Claymore/Zacks Yield Hog ETF (AMEX ticker:"CVY")

            The investment objective of each Fund is to seek investment results that correspond generally to the performance, before each Fund's fees and expenses, of its respective underlying index as named in its prospectus.

            Claymore is committed to providing investors with innovative index-strategy-driven investment solutions. We currently offer ETFs with a wide range of domestic and global themes. Claymore has partnered with a diverse group of investment professionals and index specialists to bring investors some of the most unique ETFs currently available. The index providers design indices using defined selection methodologies in the creation of their indices. Unlike ETFs that track traditional indices representing broad market participation, the indices that many of Claymore's U.S.-listed ETFs track seek to capture the investment potential of unique strategies. We believe that a strategy-driven, quantitative process provides a disciplined investment approach offering the potential for superior performance over market cycles.

            To learn more about the performance of each ETF, we encourage you to read the Management Discussion of Fund Performance section of the report, which begins on page 4.

            Sincerely,

            /s/ Nicholas Dalmaso

            Nicholas Dalmaso
            Chief Executive Officer
            Claymore Exchange-Traded Fund Trust

                                       SemiAnnual Report | February 29, 2008 | 3

Claymore Exchange-Traded Fund Trust

Management Discussion of Fund Performance |

EEB | Claymore/BNY BRIC ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/BNY BRIC ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Bank of New York Mellon BRIC Select ADR Index (the "BNY BRIC Index" or the "Index").

The Index is comprised of American depositary receipts ("ADRs") and global depositary receipts ("GDRs") selected, based on liquidity, from a universe of all listed depositary receipts of companies from Brazil, Russia, India and China currently trading on U.S. exchanges. The companies in the universe are selected using a proprietary methodology developed by The Bank of New York Mellon ("BNY" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stock and ADRs and GDRs that comprise the Index. As of February 29, 2008, the Index consists of 91 securities. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Index Methodology

The BNY BRIC Index tracks the performance of U.S. exchange-listed depositary receipts in ADR or GDR form that are listed for trading on the New York Stock Exchange ("NYSE"), the American Stock Exchange ("AMEX") and NASDAQ Stock Market ("NASDAQ") of companies from Brazil, Russia, India and China, which meet certain criteria. The universe of potential Index constituents includes all liquid U.S. exchange-listed ADRs and GDRs. As of December 31, 2007, the BNY BRIC Index's constituent countries are represented (in approximate market capitalization) in the Index as follows: 48% of the Index consists of Brazilian companies, 6% of the Index consists of Russian companies, 10% of the Index consists of Indian companies and 36% of the Index consists of Chinese companies.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of 23.51%, representing a change in market price to $50.10 on February 29, 2008, from $40.75 on August 31, 2007. On an NAV basis, the Fund generated a total return of 23.42%, representing a change in NAV to $49.99 on February 29, 2008, from $40.69 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the BNY BRIC Index generated a return of 23.63% and the MSCI Emerging Market Index generated a return of 8.04% for the same period. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.24312 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. After several years of robust growth, in early 2008 the world economy faces increased risks from the U.S. housing slump and a tightening of credit conditions. However, the global economy appears to be rebalancing, becoming less dependent on U.S. demand and more reliant on demand in Europe, Asia and Latin America, regions that can remain relatively insulated from problems in the U.S.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East.)

Economies in the BRIC markets - Brazil, Russia, India and China - continued to trend upward in 2007 and early 2008. Market strength was driven by an environment of strong global growth trends, well-contained inflation and expanding demand for goods and services from both emerging markets and developed countries. All four of these markets were up during the six-month period; the strongest was Brazil--as measured by the individual country indices published by MSCI.

4 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, the oil & gas sector made the strongest positive contribution to return, followed by the basic materials sector. The industrials, technology and utilities sectors produced negative returns. A Brazilian oil and gas service company, Petroleo Brasileiro SA (common stock 8.6%, preference shares 9.9% of long-term investments) contributed significantly to the portfolio's return for the period. Also highly positive was Cia Vale do Rio Doce (common stock 5.5%, preference shares 7.2% of long-term investments), a Brazilian metals and mining company. Holdings that detracted from performance include China Life Insurance Co. Ltd., an insurance company in the People's Republic of China; Infosys Technologies Ltd., a global technology services firm based in India; and Aluminum Corp. of China Ltd., (3.6%, 2.3% and 1.0% of long-term investments, respectively).

                                       SemiAnnual Report | February 29, 2008 | 5

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CSD | Claymore/Clear Spin-Off ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/ Clear Spin-Off ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Clear Spin-off Index (the "Spin-off Index" or "Index").

The Index is comprised of approximately 40 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs") and master limited partnerships ("MLPs"). The universe of companies eligible for inclusion in the Index includes companies that have been spun-off within the past two years (but not more recently than six months prior to the applicable rebalancing date), without limitations on market capitalization (including micro-cap securities), but which are primarily small- and mid-cap companies with capitalizations under $10.0 billion. Clear Indexes LLC ("Clear" or the "Index Provider") defines a spin-off company as any company resulting from either of the following events: a spinoff distribution of stock of a subsidiary company by its parent company to parent company shareholders or equity "carve-outs" or "partial initial public offerings" in which a parent company sells a percentage of the equity of a subsidiary to public shareholders. The Fund will normally invest at least 90% of its total assets in common stock and ADRs and MLPs that that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Index Methodology

The Spin-off Index selection methodology is designed to identify companies with potentially superior risk/return profiles as determined by Clear. The Index is designed to actively represent the stock of a group of companies that have recently been spun-off from larger corporations and have the opportunity to better focus on their core market segment. The Index constituent selection methodology was developed by Clear as a quantitative approach to selecting stocks from a universe of all spin-off companies. The Index constituent selection model evaluates and selects stocks from a universe of recently spun-off companies using a proprietary, 100% rules-based methodology developed by Clear. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those stocks that offer the greatest potential from a risk/return perspective. The Index is adjusted semi-annually.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -19.54%, representing a change in market price to $23.15 on February 29, 2008, from $28.97 on August 31, 2007. On an NAV basis, the Fund generated a total return of -19.95%, representing a change in NAV to $23.07 on February 29, 2008, from $29.02 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Spin-off Index returned -19.97% and the Standard & Poor's 500 Index ("S&P 500") generated a return of -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1845 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an

6 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, all of the 10 industry sectors into which the Fund's holdings are divided posted negative returns. The sector that detracted most from returns was consumer discretionary, while the strongest was the financials. Holdings that made positive contributions to performance include Mariner Energy, Inc., an oil and gas exploration, development and production company; Tim Hortons, Inc., a Canadian quick service restaurant chain; and Western Union Co., a provider of money transfer services (3.2%, 5.3% and 5.3% of long-term investments, respectively); and Viacom, Inc., a global entertainment content company (not held in the portfolio as of 2/29/08). Holdings that detracted from performance include Idearc Inc., which publishes yellow pages directories; Qimonda AG, a German supplier of semiconductor memory products; Embarq Corp., a provider of telecommunications and other services; and restaurant operator Chipotle Mexican Grill, Inc. (0.9%, 1.9%, 4.9%, and 3.8% of long-term investments, respectively).

                                       SemiAnnual Report | February 29, 2008 | 7

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Great Companies Large-Cap Growth Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Great Companies Large-Cap Growth Index (the "Large-Cap Index" or "Index").

The Index is composed of between 35 and 50 securities. The companies included in the Index universe are selected using a quantitative methodology developed by Great Companies, Inc. ("Great Companies" or the "Index Provider") that is based on earnings growth, market price relative to True Worth(TM) (a proprietary valuation metric of Great Companies that measures implied cash flow returns relative to a stock's current multiple as well as comparable common stocks at competitive firms), and the traits of "great companies" as detailed in the book Great Companies, Great Returns, by Jim Huguet, published by Random House (1999).

The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Index Methodology

The Large-Cap Index selection methodology seeks to identify companies that have a track record of double digit earnings growth, the potential for double digit earnings growth in the future, possess some or all of the following characteristics exhibited by "great companies" (as determined by the Index Provider) and are trading at or below their True Worth(TM):

      o Highly regarded by knowledgeable experts, reflected in recognition by major publications for their achievements;

      o     Publicly traded on a major stock exchange for at least five years;

      o     Headquartered in the United States;

      o A history of operating excellence within their respective industries;

      o Market capitalization in excess of $10 billion; with solid financials and appropriate debt levels;

      o Global orientation allowing the company to succeed anywhere in the world;

      o     A history of above average long-term earnings growth;

      o A record of either selling or closing poor-performing businesses while investing in or expanding higher-performing businesses;

      o Protected by strong barriers such as patents, brand franchises, low cost producer status, superior quality and outstanding customer service;

      o     A record of attracting and retaining high-performing employees;

      o An outstanding management team, especially the chief executive officer; and

      o Growth primarily driven by innovation and other internal factors rather than by external factors (such as acquisitions).

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -11.72%, representing a change in market price to $21.92 on February 29, 2008, from $25.02 on August 31, 2007. On an NAV basis, the Fund generated a total return of -12.00%, representing a change in NAV to $21.84 on February 29, 2008, from $25.01 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Large-Cap Index returned -11.39% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1850 per share on December 31, 2007, to shareholders of record on December 28, 2007.

8 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 it includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among the seven sectors into which the Fund's holdings are divided, the energy and materials sectors made the strongest positive contributions to return; the financials, consumer discretionary and information technology sectors were the greatest detractors.

Holdings that contributed strongly to performance include steel producer Nucor Corp.; Research In Motion Ltd., producer of BlackBerry wireless devices; Anadarko Petroleum Corp., an oil and gas exploration and production company (4.2%, 5.4% and 3.8% of total investments, respectively) and Imperial Oil Ltd., a Canadian energy company (not held in the portfolio as of 2/29/08). Holdings that detracted from performance include Starbucks Corp., leather goods marketer Coach, Inc.; and several financial services firms including Citigroup, Inc. (2.2%, 1.9% and 0.8% of total investments, respectively) and E*TRADE Financial Corp. (not held in the portfolio as of 2/29/08).

                                       SemiAnnual Report | February 29, 2008 | 9

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

OTR | Claymore/Ocean Tomo Growth Index ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Ocean Tomo Growth Index ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Growth Index (the "Ocean Tomo Index" or "Index").

The Index is comprised of approximately 60 stocks selected, based on investment and other criteria, from a universe of U.S. listed companies. The universe of companies includes the 300 companies that comprise the Ocean Tomo 300(R) Patent Index without limit on market capitalization. The companies in the universe are selected using criteria as identified by Ocean Tomo Capital, LLC ("Ocean Tomo or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Index selection process is designed to identify six companies in each of ten market capitalization deciles with the highest price-to-book ratio from the universe of companies that are members of the Ocean Tomo 300(R) Patent Index. The resulting 60 companies form the Index. The Index is market capitalization weighted, with a maximum exposure to any individual stock capped at 15%. Any excess weighting is distributed according to the appropriate pro rata share to the remaining stocks within the Index that are below the 15% threshold. The Index is reconstituted annually after the close of business on the last day of October.

The Index constituent selection methodology was developed by Ocean Tomo as a quantitative approach to selecting stocks in a diversified portfolio from a group of listed equities. The Index member selection model evaluates and selects stocks on the basis of the value of their intellectual property, specifically their patent valuations, using Ocean Tomo's Patent Ratings(R) software, from a universe of U.S. listed stocks using a proprietary, 100% rules-based methodology developed by Ocean Tomo. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -9.81%, representing a change in market price to $24.61 on February 29, 2008, from $27.45 on August 31, 2007. On an NAV basis, the Fund generated a total return of -11.46%, representing a change in NAV to $24.15 on February 29, 2008, from $27.44 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Ocean Tomo Index returned -10.53% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.1700 per share on December 31, 2007, to shareholders of record on December 28, 2007.

Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

10 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 2007 it includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among the eight sectors into which the Fund's holdings are divided, only the consumer staples and materials sectors made positive contributions to return. (The Fund has no holdings in the financials and utilities sectors.) The information technology sector was the greatest detractor.

Holdings that contributed to performance include consumer products marketer Procter & Gamble Co.; ABB Ltd., a Swiss provider of power and automation technologies (prior two securities not held in the portfolio as of 2/29/08); and Gilead Sciences, Inc., a biopharmaceutical company (3.1% of total investments). Holdings that detracted from performance include Microsoft Corp., Cisco Systems, Inc. and Apple, Inc., all of which are in the information technology sector (14.4%, 10.6% and 7.8% of total investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 11

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

OTP | Claymore/Ocean Tomo Patent ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Ocean Tomo Patent ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Ocean Tomo 300(R) Patent Index (the "OT300 Index" or "Index"). The Index is the first publicly available patent index.

The Index is comprised of approximately 300 stocks selected, based on patent valuation and other criteria, from a broad universe of U.S.-traded stocks. The universe of companies includes approximately the 1,000 most-liquid listed companies without limitations on market capitalization. The Fund will normally invest at least 90% of its total assets in common stock and American depositary receipts ("ADRs") that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of
0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

The Index selection methodology is designed to identify six companies within each of 50 style and size groups (which include value, relative value, blend, growth at a reasonable price (GARP) and growth by decile) with the highest patent value to book value ratio as determined by Ocean Tomo Capital, LLC ("Ocean Tomo" or the "Index Provider") using Ocean Tomo's Patent Ratings(R) software. The Index is designed to actively represent a group of stocks that own quality patent portfolios. The Index constituent selection methodology was developed by Ocean Tomo as a quantitative approach to selecting stocks from a universe of 1,000 companies. The Index constituent selection methodology evaluates and selects stocks from a universe of 1,000 companies eligible for inclusion in the Index using a proprietary, 100% rules-based methodology developed by Ocean Tomo. The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those stocks that offer the greatest patent value opportunities. The approach is specifically designed to enhance investment applications and investability. The Index annually reconstitutes after the close of business on the last business day of October.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -5.42%, representing a change in market price to $25.62 on February 29, 2008, from $27.66 on August 31, 2007. On an NAV basis, the Fund generated a total return of -6.08%, representing a change in NAV to $25.68 on February 29, 2008, from $27.92 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the OT300 Index returned -5.64% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.6000 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of

12 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among 10 sectors into which the Fund's holdings are divided, only the materials and consumer staples sectors made positive contributions to returns. The information technology and telecommunication services sectors were the greatest detractors.

Holdings that contributed strongly to performance include Monsanto Company, a global provider of agricultural products for farmers (0.8% of total investments); Exxon Mobil Corp.; and Finnish cell phone manufacturer Nokia Corporation. (The prior two holdings are no longer held in the portfolio as of 2/29/08.) Holdings that detracted from performance include Cisco Systems, Inc., which designs and manufactures networking systems; General Electric Co.; and semiconductor chip maker Intel Corporation (2.0%, 4.5% and 1.6% of total investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 13

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

DEF | Claymore/Sabrient Defender ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Defender ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Defensive Equity Index (the "Defensive Equity Index" or "Index").

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs"). The universe of potential Index constituents includes approximately 1,000 listed companies, generally with market capitalizations in excess of $1 billion. The Fund will normally invest at least 90% of its total assets in common stock and ADRs that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Defensive Equity Index selection methodology is designed to identify companies with potentially superior risk/return profiles, as determined by Sabrient Systems, LLC ("Sabrient" or the "Index Provider"), during periods of weakness in the markets and/or the American economy overall. The Index is designed to actively represent a group of stocks that reflect occurrences such as low relative valuations, conservative accounting, dividend payments and a history of out-performance during bearish market periods. The Index constituents represent a "defensive" portfolio with the potential to outperform broad market benchmark indices on a risk-adjusted basis during periods of market weakness, while still providing the potential for positive returns during strong market periods.

The Index constituent selection methodology was developed by Sabrient as an effective, quantitative approach to selecting stocks in a diversified portfolio from a broad universe of companies. The Index constituent selection methodology evaluates and selects stocks from the qualified universe of companies using a proprietary, 100% rules-based methodology developed by Sabrient.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to seek to identify those stocks that offer the greatest potential from a risk/return perspective during weak market periods. The approach is specifically designed to enhance investment applications and investability. The constituent selection process and portfolio rebalance are repeated once per quarter.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -7.15%, representing a change in market price to $24.03 on February 29, 2008, from $26.29 on August 31, 2007. On an NAV basis, the Fund generated a total return of -7.25%, representing a change in NAV to $24.05 on February 29, 2008, from $26.34 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Defensive Equity Index returned -6.92% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4100 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

14 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, energy was the only industry sector that made a positive contribution to return; the financials sector was the greatest detractor.

Holdings that contributed strongly to performance include Cimarex Energy Co., (1.3% of long-term investments) an oil and gas exploration and production company that has benefited from rising oil prices; The Pepsi Bottling Group, Inc., a subsidiary of PepsiCo, Inc. (not held in the portfolio as of 2/29/08); and two international telecommunications firms, Philippine Long Distance Telephone Co. (1.0 % of long-term investments) and Mobile TeleSystems (not held in the portfolio as of 2/29/08) which operates mainly in Russia. Holdings that detracted from performance include iStar Financial, Inc., a finance company focused on the commercial real estate industry; Qwest Communications International, Inc., a provider of voice, data, Internet and video services; and SUPERVALU, Inc., a grocery retailer and wholesaler (0.8%, 1.0% and 0.9% of long-term investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 15

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

NFO | Claymore/Sabrient Insider ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Insider ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Insider Sentiment Index (the "Insider Sentiment Index" or "Index").

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs"). The universe of companies eligible for inclusion in the Index includes approximately 6,000 listed companies without limitations on market capitalization. The Fund will normally invest at least 90% of its total assets in common stock and ADRs that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems, LLC ("Sabrient" or the "Index Provider"). The objective of the Index is to actively represent a group of stocks that are reflecting favorable corporate insider buying trends (determined via the public filings of such corporate insiders) and Wall Street analyst earnings estimate increases. Pursuant to Sabrient's proprietary methodology, Sabrient evaluates both corporate insider buying trends and Wall Street analyst earnings estimate increases in ranking companies for possible Index inclusion, and it is possible for a company that scores highly enough under either one of those factors to be included in the Index, based on that factor alone.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that are believed to offer the greatest potential from a risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted quarterly.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -9.26%, representing a change in market price to $26.47 on February 29, 2008, from $29.45 on August 31, 2007. On an NAV basis, the Fund generated a total return of -9.11%, representing a change in NAV to $26.54 on February 29, 2008, from $29.48 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price discount to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Insider Sentiment Index returned -9.01% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.2800 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets

16 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, the materials sector was the only one of the 10 sectors into which the Fund's holdings are divided that made a positive contribution to return. The information technology and financials sectors were the greatest detractors from returns.

Holdings that contributed strongly to performance include The Mosaic Company, a producer of potash and phosphate; First Solar, Inc., which designs and manufactures solar modules; and coal producer Massey Energy Company (1.5%, 0.9% and 1.2% of long-term investments, respectively). Holdings that detracted from performance include crude oil refiner Western Refining, Inc.; Cadence Design Systems, Inc., which develops electronic design automation software and hardware; Blue Coat Systems, Inc., a technology company that provides internet security systems to businesses; and check printer Deluxe Corporation (0.8%, 0.7%, 0.7% and 0.8% of long-term investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 17

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

STH | Claymore/Sabrient Stealth ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Sabrient Stealth ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Sabrient Stealth Index (the "Stealth Index" or "Index").

The Index is comprised of approximately 150 stocks selected, based on investment and other criteria, from a broad universe of U.S.-traded stocks and American depositary receipts ("ADRs") having little or no Wall Street analyst coverage (no more than two analysts). The universe of potential Index constituents includes approximately 2,100 listed companies without limitations on market capitalization, but which are mostly small-cap and micro-cap companies with capitalizations under $3.5 billion. The Fund will normally invest at least 90% of its total assets in common stock and ADRs that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Stealth Index selection methodology is designed to identify companies with potentially superior risk-return profiles as determined by Sabrient Systems, LLC ("Sabrient" or the "Index Provider"). The objective of the Index is to actively represent a group of stocks that are "flying under the radar screen" of Wall Street's analysts, but which have displayed robust growth characteristics.

The Index constituent selection methodology was developed by Sabrient as a quantitative approach to selecting stocks in a diversified portfolio from a group of companies that have little or no Wall Street analyst coverage (no more than two analysts). The Index constituent selection model evaluates and selects stocks from a universe of uncovered and under-covered companies using a proprietary, 100% rules-based methodology developed by Sabrient.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The constituent selection process and portfolio rebalance are repeated once per quarter.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -15.96%, representing a change in market price to $21.59 on February 29, 2008, from $26.18 on August 31, 2007. On an NAV basis, the Fund generated a total return of -16.26%, representing a change in NAV to $21.57 on February 29, 2008, from $26.25 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Sabrient Stealth Index returned -16.15% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.4375 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia

18 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among the 10 sectors into which the Fund's holdings are divided, only the utilities sector made a positive contribution to return. The greatest detractors were industrials and consumer discretionary.

Holdings that made positive contributions to performance include Capstead Mortgage Corp., a real estate investment trust; apparel company Perry Ellis International, Inc. (1.5% and 1.7% of long-term investments, respectively); American Oriental Bioengi-neering, Inc., a pharmaceutical and traditional Chinese medicine company; and Continental Resources, Inc., an oil and gas exploration and production company (the two prior securities are no longer held in the portfolio as of 2/29/08). Holdings that detracted from performance include Immersion Corp., a provider of specialized technologies (1.0% of long-term investments); home builder M/I Homes, Inc.; and Delta Financial Corp., a specialty consumer finance company (the two prior securities are not held in the portfolio as of 2/29/08).

                                      SemiAnnual Report | February 29, 2008 | 19

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CZA | Claymore/Zacks Mid-Cap Core ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Mid-Cap Core ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an index called the Zacks Mid-Cap Core Index (the "Zacks Mid-Cap Core Index" or "Index").

The Index is comprised of 100 stocks selected, based on investment and other criteria, from a universe of mid-capitalization common stocks and American depositary receipts ("ADRs"). Currently, the mid-capitalization universe ranges from approximately $1 billion in market capitalization to $10 billion in market capitalization as defined by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The securities in the universe are selected using a proprietary strategy developed by Zacks. The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Zacks Mid-Cap Core Index selection methodology is designed to identify securities with potentially superior risk-return profiles as determined by Zacks. The Index seeks to select a group of stocks with the potential to outperform indices such as the Russell Midcap Index or the S&P MidCap 400 Index and other benchmark indices on a risk-adjusted basis.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those stocks that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The Index is adjusted quarterly.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distri-butions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -4.30%, representing a change in market price to $24.40 on February 29, 2008, from $25.59 on August 31, 2007. On an NAV basis, the Fund generated a total return of -7.50%, representing a change in NAV to $23.50 on February 29, 2008, from $25.50 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Mid-Cap Core returned -7.23% and the Standard & Poor's 500 Index ("S&P 500") generated a return of -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.0950 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Large-cap stocks performed better than mid-cap or small-cap stocks, as investors demonstrated a preference for investments considered to be less risky.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among the 10 sectors into which the Fund's holdings are divided, only the materials and telecommunication services sectors made positive contributions. The sector that was greatest detractor was information technology, followed by the financials and consumer discretionary sectors.

20 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

Holdings that contributed to performance include Noble Energy, Inc., a crude oil and natural gas exploration and production company; Ecolab, Inc., which provides maintenance products and services to the hospitality, foodservice, health care and industrial markets; and Fiserv, Inc., which provides processing services to financial institutions. (The three aforementioned companies are no longer held by the Fund as of 2/29/08.) Holdings that detracted from performance include Cooper Industries, Ltd., which manufactures tools and electrical products; Delhaize Group, a Belgian Food retailer; Harris Corp., a communications and information technology company serving government and commercial markets; and CNA Financial Corp., an insurance holding company (1.7%, 1.6%, 1.5% and 1.6% of total investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 21

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

XRO | Claymore/Zacks Sector Rotation ETF

--------------------------------------------------------------------------------
Fund Overview

The Claymore/Zacks Sector Rotation ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Sector Rotation Index (the "Zacks Sector Rotation Index" or "Index").

The Index is comprised of approximately 100 stocks selected, based on investment and other criteria, from a universe of the 1,000 largest listed equity companies based on market capitalization. The universe of potential Index constituents includes all U.S. stocks, American depositary receipts ("ADRs") and master limited partnerships ("MLPs") listed on domestic exchanges. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). As of February 29, 2008, the stocks included in the Index have market capitalizations in excess of $1.7 billion. The Fund will normally invest at least 90% of its total assets in common stock and ADRs and MLPs that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

--------------------------------------------------------------------------------
Index Methodology

The Zacks Sector Rotation Index uses a proprietary quantitative methodology developed by Zacks to overweight (as compared to other benchmark indices) sectors with potentially superior risk-return profiles. The objective of the Index is to overweight those sectors that combined have the potential to outperform, on a risk-adjusted basis, the S&P 500(R) Index and other benchmark indices.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those sectors that offer the greatest potential from a risk/return perspective. The approach is specifically designed to enhance investment applications and investability. The sector allocation and constituent ranking, reconstitution and rebalancing process is repeated on a quarterly basis.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007, through February 29, 2008.

On a market price basis, the Fund generated a total return of -4.76%, representing a change in market price to $28.04 on February 29, 2008, from $29.61 on August 31, 2007. On an NAV basis, the Fund generated a total return of -4.60%, representing a change in NAV to $28.02 on February 29, 2008, from $29.54 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, the Zacks Sector Rotation Index returned -4.37% and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund made an annual distribution of $0.18684 per share on December 31, 2007, to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainty and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia

22 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer staples sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, among the 10 sectors into which the Fund's holdings are divided, the energy sector made the strongest positive contribution to return, followed by the financials sector; the consumer discretionary and information technology sectors were the greatest detractors.

Holdings that made positive contributions to performance include First Solar Inc., a producer of solar modules; Hess Corp., a global integrated energy company; Transocean Inc., an international provider of offshore contract drilling services; (these three afore mentioned securities are not held in the portfolio as of 2/29/08) and farm equipment manufacturer Deere & Co. (1.9% of total investments). Holdings that detracted from performance include Apple Inc. and Google Inc., both in the information technology sector; pharmaceutical firms Schering-Plough Corp. and Merck & Co. Inc.; and Garmin Ltd., a global provider of navigation, communications and information devices (1.3%, 1.4%, 1.6%, 1.5% and 1.0% of total investments, respectively).

                                      SemiAnnual Report | February 29, 2008 | 23

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

CVY | Claymore/Zacks Yield Hog ETF

Fund Overview

The Claymore/Zacks Yield Hog ETF (the "Fund") seeks investment results that correspond generally to the performance, before the Fund's fees and expenses, of an equity index called the Zacks Yield Hog Index (the "Zacks Yield Hog Index" or "Index").

The Index is comprised of approximately 125 to 150 securities selected, based on investment and other criteria, from a universe of domestic and international companies. The securities comprising the Index include stocks of small and medium-sized companies. The universe of securities within the Index includes U.S. listed common stocks and American depositary receipts ("ADRs") paying dividends, real estate investment trusts ("REITs"), master limited partnerships, closed-end funds and traditional preferred stocks. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. ("Zacks" or the "Index Provider"). The Fund will normally invest at least 90% of its total assets in securities that comprise the Index. Claymore Advisors, LLC, the Fund's investment adviser (the "Investment Adviser"), seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Index. A figure of 1.00 would represent perfect correlation.

The Fund expects to use a sampling approach in seeking to achieve its objective. Sampling means that the investment adviser uses quantitative analysis to select stocks from the Index universe to obtain a representative sample of stocks that resemble the Index in terms of key risk factors, performance attributes and other characteristics.

--------------------------------------------------------------------------------
Index Methodology

The Zacks Yield Hog Index selection methodology is designed to identify companies with potentially high income and superior risk-return profiles as determined by Zacks. The objective of the Index is to select a diversified group of securities with the potential to have a yield in excess of and outperform on a risk-adjusted basis the Dow Jones US Select Dividend Index and other benchmark indices.

The Index constituent selection methodology utilizes multi-factor proprietary selection rules to identify those securities that offer the greatest potential from a yield and risk/return perspective while maintaining industry diversification. The approach is specifically designed to enhance investment applications and investability. The constituent selection process, as well as the ranking, reconstitution and rebalancing of the Index, is repeated quarterly.

--------------------------------------------------------------------------------
Fund Performance

All Fund returns cited -- whether based on net asset value ("NAV") or market price assume the reinvestment of all distributions. This report discusses the semi-annual fiscal period from August 31, 2007 through February 29, 2008.

On a market price basis, the Fund generated a total return of -11.23%, representing a change in market price to $22.53 on February 29, 2008, from $26.10 on August 31, 2007. On an NAV basis, the Fund generated a total return of -11.49%, representing a change in NAV to $22.50 on February 29, 2008, from $26.14 on August 31, 2007. At the end of the period the Fund's shares were trading at a market price premium to NAV, which is to be expected from time to time. However, the Investment Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

For underlying index and broad market comparison purposes, Zacks Yield Hog Index returned -11.17%, and the Standard & Poor's 500 Index ("S&P 500") returned -8.79% for the same period. The S&P 500 is generally representative of the U.S. stock market. It is an unmanaged, capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries. It is not possible to invest directly in an index.

The Fund pays distributions quarterly and paid a distribution of $0.3200 per share on September 28, 2007 to shareholders of record on September 26, 2007. The Fund paid distribution of $0.3670 per share on December 31, 2007 to shareholders of record on December 28, 2007.

--------------------------------------------------------------------------------
Economic and Market Overview

The six-month period from August 31, 2007, through February 29, 2008, was a period of considerable economic uncertainly and significant turmoil throughout the capital markets. In the last few months of 2007, what began as a correction in the U.S. housing market accelerated into a crisis in the sub-prime mortgage market with profound implications for the entire economy. By early 2008, there had been pronounced changes in attitudes toward risk in financial markets, as demonstrated by wider credit spreads, severe dislocation in short-term credit markets, overall tightening of financial conditions and an increasingly volatile equity market. The Federal Reserve Board reduced interest rates five times between September 2007 and January 2008, striving to strike a balance between providing liquidity to financial markets and keeping inflation at a moderate level. Even with this stimulus, recent trends in employment, consumer spending and other indicators have led many economists to forecast that the U.S. will experience a recession during 2008.

24 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

In this challenging economic environment, most U.S. equity indices posted negative returns. Internationally, returns of developed market indices such as the Morgan Stanley Capital International Europe, Australasia and Far East Index (the "MSCI EAFE Index") were negative, but equity returns in emerging markets, as measured by the MSCI Emerging Markets Index, were generally positive. (The MSCI EAFE Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It includes 25 emerging market country indices. The indices are calculated using closing local market prices and translated into U.S. dollars using the London close foreign exchange rates. It is not possible to invest directly in an index.)

In the U.S., large-cap stocks performed better than small-cap stocks, as investors demonstrated a preference for investments considered to be less risky. Seven of the 10 sectors within the S&P 500 Index had negative returns; only the energy, materials and consumer discretionary sectors posted positive returns. The weakest sector was financials, followed by the telecommunication services and consumer discretionary sectors.

--------------------------------------------------------------------------------
Performance Attribution

For the six-month period ended February 29, 2008, positions in the materials, energy and telecommunication services sectors made positive contributions to the Fund's performance. The financials and consumer discretionary sectors were the greatest detractors from returns.

Holdings that contributed to performance include Fording Canadian Coal Trust, a Canadian mutual fund trust with major interests in coal mining; Annaly Capital Management, Inc., a real estate investment trust; BP Prudhoe Bay Royalty Trust, which receives royalties from oil produced in Alaska's Prudhoe Bay Field; and Chunghwa Telecom Co., Ltd., a Taiwan-based telecommunications provider (1.8 %, 1.3%, 1.4% and 1.2% of long-term investments, respectively). Positions that detracted from performance include Ambac Financial Group, Inc. and MBIA Inc. (0.4% and 0.4% of long-term investments, respectively); these providers of financial guarantee products and other financial services have been negatively impacted by the sub-prime mortgage crisis. Also negative was The First Marblehead Corporation (0.3% of long-term investments), which provides outsourcing services for private education lending.

                                      SemiAnnual Report | February 29, 2008 | 25

Claymore Exchange-Traded Fund Trust | Management Discussion of Fund Performance continued

--------------------------------------------------------------------------------
Risks and Other Considerations

The views expressed in this report reflect those of the portfolio manager and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. There can be no assurance that the Funds will achieve their investment objectives.

An investment in the Funds is subject to certain risks and other considerations that include, but are not limited to:

Investment Risk. This includes the risk of the possible loss of the entire principal amount that you invest.

Equity Risk. This includes the risk that the value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Replication Management Risk. Unlike many investment companies, the Funds are not "actively" managed. Therefore, the Funds won't necessarily sell a stock because the stock's issuer was in financial trouble unless that stock is removed from the Index.

Non-Correlation Risk. The Funds' returns may not match the returns of the indices. For example, the Funds incur operating expenses not applicable to the indices, and incur costs in buying and selling securities, especially when rebalancing the Funds' holdings to reflect changes in the composition of the indices.

Issuer-Specific Changes Risk. Investments in non-U.S. issuers may involve unique risks, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers.

Non-Diversified Fund Risk. The Funds are considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Micro-,  Small- and  Medium-Sized  Company  Risk.  Investing  in  securities  of micro-cap, small- and medium-sized companies involves greater risk than investing in more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies.

Foreign Investment Risk. The Fund's investments in non-U.S. issuers, although limited to ADRs, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Funds' investments or prevent the Funds from realizing the full value of their investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk. Investing in foreign countries, particularly emerging market countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. Countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets.

Industry Risk. While the Funds do not concentrate in any industry, to the extent that the Funds' focus their investments in a particular industry or group of related industries, the NAV of the Funds will be more susceptible to factors affecting that industry or sector.

There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

The Claymore/BNY BRIC ETF is also subject to risks incurred by investing in companies that are located in Brazil, Russia, India and China. Brazil has experienced substantial economic instability resulting from, among other things, periods of very high inflation, persistent structural public sector deficits and significant devaluations of the currency of Brazil, which have led to a high degree of price volatility in both the Brazilian equity and foreign currency markets. Investing in securities of Russian companies involves additional risks, including, among others, the absence of developed legal structures governing private or foreign investments and private property; the possibility of the loss of all or a substantial portion of the Fund's assets invested in Russia as a result of expropriation. Investing in securities of Indian companies involves additional risks, including, but not limited to, greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, more substantial governmental involvement in the economy, higher rates of inflation and greater political, economic and social uncertainty. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. As an investor in such companies, the Fund is indirectly subject to those risks.

The Claymore/Zacks Yield Hog ETF is also subject to risks incurred by investing in preferred stocks--some that may be rated below investment grade, REITs, master limited partnerships and other investment companies.

The Claymore/Zacks Sector Rotation ETF is also subject to various sector risks and portfolio turnover risks.

The Claymore/Ocean Tomo Patent ETF and the Claymore/Ocean Tomo Growth Index ETF are also subject to patent risk meaning that the companies in which they invest (via the Index) can be significantly affected by patent considerations, including the termination of their patent protection for their products.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

26 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust Fund Summary & Performance (unaudited) continued

Fund Summary & Performance | As of February 29, 2008 (unaudited)

EEB | Claymore/BNY BRIC ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                         $     50.10
Net Asset Value                                                     $     49.99
Premium/Discount to NAV                                                    0.22%
Net Assets ($000)                                                   $ 1,032,427
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 9/21/06)                       Six Month   One Year        Annualized
--------------------------------------------------------------------------------
Claymore/ BNY BRIC ETF
   NAV                                       23.42%     66.50%            64.49%
   Market                                    23.51%     66.60%            64.74%
--------------------------------------------------------------------------------
Bank of New York Mellon
   BRIC Select ADR Index                     23.63%     67.55%            65.81%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.58 per share for share price returns or initial net asset value (NAV) of $24.58 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.68%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.58% while the Fund's annualized gross operating expense ratio was determined to be 0.58%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Energy                                                                     28.0%
Materials                                                                  19.3%
Telecommunication Services                                                 19.0%
Financials                                                                 16.7%
Information Technology                                                      5.2%
Consumer Staples                                                            3.2%
Consumer Discretionary                                                      3.0%
Industrials                                                                 2.8%
Utilities                                                                   1.8%
Health Care                                                                 0.7%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.7%
--------------------------------------------------------------------------------
Short-Term Investments                                                     24.2%
Liabilities in excess of Other Assets                                     -23.9%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Country Breakdown                                                    Investments
--------------------------------------------------------------------------------
Brazil                                                                     53.2%
China                                                                      32.3%
India                                                                       9.1%
Russia                                                                      5.4%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference Shares, ADR                              9.9%
Petroleo Brasileiro SA, ADR                                                 8.6%
China Mobile Ltd., ADR                                                      8.1%
Cia Vale do Rio Doce, Preference Shares, ADR                                7.2%
Cia Vale do Rio Doce, ADR                                                   5.5%
Banco Bradesco SA, Preference Shares, ADR                                   4.2%
PetroChina Co. Ltd., ADR                                                    3.6%
China Life Insurance Co. Ltd., ADR                                          3.6%
CNOOC Ltd., ADR                                                             3.2%
Banco Itau Holding Financeira SA, Preference Shares, ADR                    3.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Country breakdown and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 29, 2008 | 27

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  23.15
Net Asset Value                                                        $  23.07
Premium/Discount to NAV                                                    0.35%
Net Assets ($000)                                                      $ 27,690
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 12/15/06)                      Six Month   One Year        Annualized
--------------------------------------------------------------------------------
Claymore Clear Spin-Off ETF
   NAV                                      -19.95%    -10.48%            -6.47%
   Market                                   -19.54%    -10.18%            -6.20%
--------------------------------------------------------------------------------
Clear Spin-off Index                        -19.97%    -10.13%            -6.00%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.18 per share for share price returns or initial net asset value (NAV) of $25.18 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.11%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.70% while the Fund's annualized gross operating expense ratio was determined to be 0.98%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Consumer Discretionary                                                     34.6%
Energy                                                                     16.8%
Financials                                                                 16.5%
Information Technology                                                     11.4%
Telecommunication Services                                                 10.3%
Materials                                                                   4.2%
Industrials                                                                 2.7%
Utilities                                                                   1.9%
Consumer Staples                                                            0.9%
Health Care                                                                 0.5%
--------------------------------------------------------------------------------
Total Common Stock and Master Limited  Partnerships                        99.8%
Short-Term Investments                                                      2.8%
--------------------------------------------------------------------------------
Total Investments                                                         102.6%
Liabilities in excess of Other Assets                                      -2.6%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Spectra Energy Corp.                                                        5.6%
Discover Financial Services                                                 5.5%
Windstream Corp.                                                            5.4%
Western Union Co. (The)                                                     5.3%
Tim Hortons, Inc.                                                           5.3%
Ameriprise Financial, Inc.                                                  5.3%
CBS Corp.                                                                   5.1%
Fidelity National Financial, Inc.                                           4.9%
Embarq Corp.                                                                4.9%
Wyndham Worldwide Corp.                                                     4.8%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

28 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 21.92
Net Asset Value                                                         $ 21.84
Premium/Discount to NAV                                                    0.37%
Net Assets ($000)                                                       $ 6,552
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 4/2/07)                                   Six Month   Since Inception
--------------------------------------------------------------------------------
Claymore/Great Companies
   Large-Cap Growth Index ETF
   NAV                                                 -12.00%           -12.04%
   Market                                              -11.72%           -11.72%
--------------------------------------------------------------------------------
Great Companies Large-Cap
   Growth Index                                        -11.39%           -10.47
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.02 per share for share price returns or initial net asset value (NAV) of $25.02 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 7.01%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.33% while the Fund's annualized gross operating expense ratio was determined to be 3.43%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 28.6%
Information Technology                                                     21.5%
Consumer Discretionary                                                     21.0%
Energy                                                                      9.5%
Materials                                                                   8.2%
Industrials                                                                 6.0%
Health Care                                                                 5.4%
--------------------------------------------------------------------------------
Total Long-Term Investments                                               100.2%
--------------------------------------------------------------------------------
Short-Term Investments                                                      0.3%
Liabilities in Excess of Other Assets                                      -0.5%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Research In Motion Ltd. (Canada)                                            5.4%
Nucor Corp.                                                                 4.2%
Anadarko Petroleum Corp.                                                    3.8%
Aflac, Inc.                                                                 3.8%
Danaher Corp.                                                               3.7%
Petro-Canada (Canada)                                                       3.6%
Lehman Brothers Holdings, Inc.                                              3.0%
Staples, Inc.                                                               2.7%
UnitedHealth Group, Inc.                                                    2.6%
Sun Life Financial, Inc.                                                    2.5%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 29, 2008 | 29

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                             $ 24.61
Net Asset Value                                                         $ 24.15
Premium/Discount to NAV                                                    1.90%
Net Assets ($000)                                                       $ 2,415
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
(Inception 4/2/07)                                   Six Month   Since Inception
--------------------------------------------------------------------------------
Claymore/Ocean Tomo
   Growth Index ETF
   NAV                                                 -11.46%            -3.36%
   Market                                               -9.81%            -1.52%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent
   Growth Index                                        -10.53%            -1.48%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 8.48%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 2.02% while the Fund's annualized gross operating expense ratio was determined to be 6.35%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     39.4%
Health Care                                                                26.9%
Industrials                                                                17.2%
Energy                                                                      9.3%
Consumer Discretionary                                                      4.3%
Consumer Staples                                                            2.4%
Materials                                                                   0.6%
Telecommunications                                                          0.3%
--------------------------------------------------------------------------------
Total Investments                                                         100.4%
Liabilities in excess of Other Assets                                      (0.4)
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Microsoft Corp.                                                            14.4%
Cisco Systems, Inc.                                                        10.6%
Apple, Inc.                                                                 7.8%
Schlumberger Ltd. (Netherlands Antilles)                                    7.4%
Genentech, Inc.                                                             5.7%
Boeing Co.                                                                  4.6%
3M Co.                                                                      4.0%
Caterpillar, Inc.                                                           3.3%
Bristol-Myers Squibb Co.                                                    3.2%
Gilead Sciences, Inc.                                                       3.1%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

30 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                            $  25.62
Net Asset Value                                                        $  25.68
Premium/Discount to NAV                                                   -0.23%
Net Assets ($000)                                                      $ 10,272
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                 Since Inception
(Inception 12/15/06)                      Six Month   One Year        Annualized
--------------------------------------------------------------------------------
Claymore Ocean Tomo Patent ETF
   NAV                                       -6.08%      4.19%             3.13%
   Market                                    -5.42%      3.44%             2.92%
--------------------------------------------------------------------------------
Ocean Tomo 300(R) Patent Index               -5.64%      5.19%             4.14%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.27 per share for share price returns or initial net asset value (NAV) of $25.27 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.97%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.87% while the Fund's annualized gross operating expense ratio was determined to be 2.04%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Information Technology                                                     22.0%
Health Care                                                                19.7%
Industrials                                                                15.1%
Energy                                                                     14.2%
Consumer Discretionary                                                      8.1%
Consumer Staples                                                            7.2%
Materials                                                                   5.4%
Telecommunication Services                                                  4.7%
Financials                                                                  2.5%
Utilities                                                                   0.8%
Exchange Traded Funds                                                       0.2%
--------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
General Electric Co.                                                        4.5%
Microsoft Corp.                                                             3.5%
Royal Dutch Shell PLC                                                       3.0%
AT&T, Inc.                                                                  2.8%
Procter & Gamble Co.                                                        2.7%
Toyota Motor Corp.                                                          2.6%
Chevron Corp.                                                               2.4%
Total SA                                                                    2.4%
Johnson & Johnson                                                           2.4%
International Business Machines Corp.                                       2.1%
--------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 29, 2008 | 31

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

DEF | Claymore/Sabrient Defender ETF

Fund Statistics
-------------------------------------------------------------------------------
Share Price                                                            $  24.03
Net Asset Value                                                        $  24.05
Premium/Discount to NAV                                                   -0.08%
Net Assets ($000)                                                      $ 22,851
-------------------------------------------------------------------------------

Total Returns
-------------------------------------------------------------------------------
                                                                Since Inception
(Inception 12/15/06)                     Six Month   One Year        Annualized
-------------------------------------------------------------------------------
Claymore/Sabrient Defender ETF
   NAV                                       -7.25%     -4.79%            -2.10%
   Market                                    -7.15%     -4.83%            -2.17%
-------------------------------------------------------------------------------
Sabrient Defensive Equity Index              -6.92%     -4.07%            -1.35%
-------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.07 per share for share price returns or initial net asset value (NAV) of $25.07 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio is 1.35%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.73% while the Fund's annualized gross operating expense ratio was determined to be 1.15%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping Fund operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses may fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

                                                                       % of Net
Portfolio Breakdown                                                      Assets
-------------------------------------------------------------------------------
Financials                                                                 17.7%
Consumer Staples                                                           16.9%
Health Care                                                                13.7%
Energy                                                                     12.9%
Industrials                                                                10.0%
Materials                                                                   9.1%
Consumer Discretionary                                                      8.8%
Telecommunication Services                                                  7.9%
Utilities                                                                   1.9%
Information Technology                                                      1.0%
-------------------------------------------------------------------------------
Total Common Stocks, Master Limited Partnerships and Income Trusts         99.9%
Short-Term Investments                                                      4.7%
Liabilities in excess of Other Assets                                      -4.6%
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
-------------------------------------------------------------------------------
Cimarex Energy Co.                                                          1.3%
Agnico-Eagle Mines Ltd. (Canada)                                            1.1%
Repsol YPF SA - ADR (Spain)                                                 1.1%
Imperial Oil Ltd. (Canada)                                                  1.1%
Petro-Canada (Canada)                                                       1.1%
Enerplus Resources Fund (Canada)                                            1.1%
Pioneer Natural Resources Co.                                               1.1%
Hospitality Properties Trust - REIT                                         1.1%
WM Wrigley Jr. Co.                                                          1.1%
Pengrowth Energy Trust (Canada)                                             1.1%
-------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

32 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

Fund Statistics
-------------------------------------------------------------------------------
Share Price                                                            $  26.47
Net Asset Value                                                        $  26.54
Premium/Discount to NAV                                                   -0.26%
Net Assets ($000)                                                      $ 25,235
-------------------------------------------------------------------------------

Total Returns
-------------------------------------------------------------------------------
                                                                Since Inception
(Inception 9/21/06)                     Six Months   One Year        Annualized
-------------------------------------------------------------------------------
Claymore/Sabrient Insider ETF
   NAV                                       -9.11%     -3.30%             4.63%
   Market                                    -9.26%     -3.53%             4.44%
-------------------------------------------------------------------------------
Sabrient Insider Sentiment Index             -9.01%     -2.80%             5.24%
-------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.14 per share for share price returns or initial net asset value (NAV) of $25.14 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.15%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.67% while the Fund's annualized gross operating expense ratio was determined to be 1.03%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping Fund operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses may fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

                                                                       % of Net
Portfolio Breakdown                                                      Assets
-------------------------------------------------------------------------------
Financials                                                                 19.1%
Information Technology                                                     15.5%
Industrials                                                                14.4%
Consumer Discretionary                                                     14.0%
Health Care                                                                10.6%
Energy                                                                      9.9%
Materials                                                                   9.4%
Utilities                                                                   4.0%
Consumer Staples                                                            2.1%
Telecommunication Services                                                  0.9%
-------------------------------------------------------------------------------
Total Long-Term Investments                                                99.9%
Short-Term Investments                                                     18.5%
Liabilities in excess of Other Assets                                     -18.4%
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
-------------------------------------------------------------------------------
Mosaic Co. (The)                                                            1.5%
Cabot Oil & Gas Corp.                                                       1.5%
St. Joe Co. (The)                                                           1.5%
Comcast Corp. - Class A                                                     1.2%
Laboratory Corp. of America Holdings                                        1.2%
Nucor Corp.                                                                 1.2%
Massey Energy Co.                                                           1.2%
OM Group, Inc.                                                              1.2%
Viropharma, Inc.                                                            1.2%
ONEOK, Inc.                                                                 1.2%
-------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 29, 2008 | 33

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

Fund Statistics
-------------------------------------------------------------------------------
Share Price                                                            $  21.59
Net Asset Value                                                        $  21.57
Premium/Discount to NAV                                                    0.09%
Net Assets ($000)                                                      $  8,644
-------------------------------------------------------------------------------

Total Returns
-------------------------------------------------------------------------------
                                                                Since Inception
(Inception 9/21/06)                      Six Month   One Year        Annualized
-------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF
   NAV                                      -16.26%    -20.15%            -8.77%
   Market                                   -15.96%    -20.05%            -8.72%
-------------------------------------------------------------------------------
Sabrient Stealth Index                      -16.15%    -19.59%            -8.05%
-------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.15 per share for share price returns or initial net asset value (NAV) of $25.15 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.51%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.68% while the Fund's annualized gross operating expense ratio was determined to be 1.49%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%. Without this expense cap, actual returns would be lower.

                                                                       % of Net
Portfolio Breakdown                                                      Assets
-------------------------------------------------------------------------------
Financials                                                                 25.8%
Consumer Discretionary                                                     17.1%
Industrials                                                                15.3%
Information Technology                                                     12.5%
Consumer Staples                                                            9.3%
Energy                                                                      8.3%
Materials                                                                   6.0%
Health Care                                                                 3.8%
Telecommunication Services                                                  0.7%
Utilities                                                                   0.4%
-------------------------------------------------------------------------------
Total Common Stocks, Master Limited Partnership and Royalty Trusts         99.2%
Closed End Funds                                                            0.6%
Exchange Traded Funds                                                       0.1%
-------------------------------------------------------------------------------
Total Long-Term Investments                                                99.9%
Short-Term Investments                                                      9.3%
Liabilities in excess of Other Assets                                      -9.2%
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
-------------------------------------------------------------------------------
Cal-Maine Foods, Inc.                                                       1.8%
Perry Ellis International, Inc.                                             1.7%
Amtrust Financial Services, Inc.                                            1.6%
Retail Ventures, Inc.                                                       1.6%
Alliance One International, Inc.                                            1.6%
Capstead Mortgage Corp.                                                     1.5%
Colonial Properties Trust                                                   1.5%
Advanced Energy Industries, Inc.                                            1.5%
United Fire & Casualty Co.                                                  1.5%
Petroleum Development Corp.                                                 1.4%
-------------------------------------------------------------------------------

Portfolio breakdown is as a percentage of net assets. Holdings are as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

34 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

Fund Statistics
-------------------------------------------------------------------------------
Share Price                                                            $  24.40
Net Asset Value                                                        $  23.50
Premium/Discount to NAV                                                    3.83%
Net Assets ($000)                                                      $  4,700
-------------------------------------------------------------------------------

Total Returns
-------------------------------------------------------------------------------
(Inception 4/2/07)                       Six Month              Since Inception
-------------------------------------------------------------------------------
Claymore/Zacks Mid-Cap Core ETF
   NAV                                       -7.50%                       -5.99%
   Market                                    -4.30%                       -2.39%
-------------------------------------------------------------------------------
Zacks Mid-Cap Core Index                     -7.23%                       -5.06%
-------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $25.09 per share for share price returns or initial net asset value (NAV) of $25.09 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 7.13%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 1.38% while the Fund's annualized gross operating expense ratio was determined to be 3.89%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.60%.Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                             % of Net Assets
-------------------------------------------------------------------------------
Financials                                                                 21.7%
Information Technology                                                     19.1%
Industrials                                                                14.5%
Energy                                                                      9.3%
Health Care                                                                 7.8%
Utilities                                                                   7.2%
Consumer Discretionary                                                      7.1%
Consumer Staples                                                            6.7%
Materials                                                                   5.7%
Telecommunication Services                                                  0.7%
-------------------------------------------------------------------------------
Total Common Stocks and Master Limited Partnerships                        99.8%
Exchange Traded Funds                                                       0.1%
-------------------------------------------------------------------------------
Total Investments                                                          99.9%
Other Assets in excess of Liabilities                                       0.1%
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
-------------------------------------------------------------------------------
Electronic Data Systems Corp.                                               2.0%
Laboratory Corp. of America Holdings                                        2.0%
Flextronics International, Ltd. (Singapore)                                 1.9%
Unum Group                                                                  1.8%
Fidelity National Information Services, Inc.                                1.8%
Molson Coors Brewing Co. - Class B                                          1.8%
Coventry Health Care, Inc.                                                  1.8%
Cooper Industries, Ltd. - Class A (Bermuda)                                 1.7%
Energy Transfer Equity L.P.                                                 1.7%
Discover Financial Services                                                 1.7%
-------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

                                      SemiAnnual Report | February 29, 2008 | 35

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

Fund Statistics
-------------------------------------------------------------------------------
Share Price                                                           $   28.04
Net Asset Value                                                       $   28.02
Premium/Discount to NAV                                                    0.07%
Net Assets ($000)                                                     $ 119,087
-------------------------------------------------------------------------------

Total Returns
-------------------------------------------------------------------------------
                                                                Since Inception
(Inception 9/21/06)                      Six Month   One Year        Annualized
-------------------------------------------------------------------------------
Claymore/Zacks Sector Rotation ETF
   NAV                                       -4.60%     -1.36%             8.85%
   Market                                    -4.76%     -1.25%             8.90%
-------------------------------------------------------------------------------
Zacks Sector Rotation Index                  -4.37%     -0.74%             9.56%
-------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 0.97%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.66% while the Fund's annualized gross operating expense ratio was determined to be 0.78%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                             % of Net Assets
-------------------------------------------------------------------------------
Industrials                                                                26.2%
Health Care                                                                25.0%
Information Technology                                                     22.4%
Consumer Discretionary                                                     20.8%
Consumer Staples                                                            2.1%
Telecommunication Services                                                  1.8%
Materials                                                                   1.4%
Energy                                                                      0.3%
-------------------------------------------------------------------------------
Total Long-Term Investments                                               100.0%
-------------------------------------------------------------------------------
Short-Term Investments                                                      0.7%
Liabilities in excess of Other Assets                                      -0.7%
-------------------------------------------------------------------------------
Net Assets                                                                100.0%
-------------------------------------------------------------------------------

                                                                 % of Long-Term
Top Ten Holdings                                                    Investments
-------------------------------------------------------------------------------
Gilead Sciences, Inc.                                                       2.1%
CVS Caremark Corp.                                                          2.1%
Union Pacific Corp.                                                         2.0%
Thermo Fisher Scientific, Inc.                                              2.0%
Hewlett Packard Co.                                                         1.9%
McDonald's Corp.                                                            1.9%
Deere & Co.                                                                 1.9%
Emerson Electric Co.                                                        1.8%
Medco Health Solutions, Inc.                                                1.8%
Daimler AG                                                                  1.8%
-------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

36 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF

Fund Statistics
--------------------------------------------------------------------------------
Share Price                                                         $     22.53
Net Asset Value                                                     $     22.50
Premium/Discount to NAV                                                    0.13%
Net Assets ($000)                                                   $    54,017
--------------------------------------------------------------------------------

Total Returns
--------------------------------------------------------------------------------
                                                                Since Inception
(Inception 9/21/06)                      Six Month   One Year        Annualized
--------------------------------------------------------------------------------
Claymore/Zacks Yield Hog ETF
   NAV                                     -11.49%    -11.44%             -2.67%
   Market                                  -11.23%    -11.31%             -2.58%
--------------------------------------------------------------------------------
Zacks Yield Hog Index                      -11.17%    -10.93%             -1.69%
--------------------------------------------------------------------------------

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.claymore.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the ETF at the initial share price of $24.96 per share for share price returns or initial net asset value (NAV) of $24.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund's total annual operating expense ratio was 1.05%, per the most recent prospectus, gross of any fee waivers or expense reimbursements. In the Financial Highlights section of this Semi Annual Report, the Fund's annualized net operating expense ratio was determined to be 0.66%, while the Fund's annualized gross operating expense ratio was determined to be 0.83%. There is a contractual fee waiver currently in place for this Fund through December 31, 2010 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.60% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.60%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown                                              % of Net Assets
--------------------------------------------------------------------------------
Financials                                                                 40.4%
Energy                                                                     19.8%
Consumer Discretionary                                                      9.5%
Materials                                                                   4.5%
Industrials                                                                 3.7%
Utilities                                                                   3.5%
Telecommunications                                                          2.9%
Consumer Staples                                                            2.0%
Health Care                                                                 1.9%
Information Technologies                                                    1.7%
--------------------------------------------------------------------------------
Common Stocks, Preferred Stocks, Master Limited
   Partnerships, Income Trusts and Royalty Trusts                          89.9%
Closed End Funds                                                            9.7%
Exchange Traded Funds                                                       0.1%
--------------------------------------------------------------------------------
Total Long-Term Investments                                                99.7%
--------------------------------------------------------------------------------
Short-Term Investments                                                     11.1%
Liabilities in excess of Other Assets                                     -10.8%
--------------------------------------------------------------------------------
Net Assets                                                                100.0%
--------------------------------------------------------------------------------

                                                                  % of Long-Term
Top Ten Holdings                                                     Investments
--------------------------------------------------------------------------------
Fording Canadian Coal Trust                                                 1.8%
BP Prudhoe Bay Royalty Trust                                                1.4%
Annaly Capital Management, Inc., REIT                                       1.3%
Penn West Energy Trust                                                      1.3%
Enerplus Resources Fund                                                     1.3%
Provident Energy Trust                                                      1.2%
Chunghwa Telecom Co. Ltd., ADR                                              1.2%
Pengrowth Energy Trust                                                      1.2%
Advantage Energy Income Fund                                                1.2%
Kinder Morgan Energy Partners LP                                            1.2%
--------------------------------------------------------------------------------

Portfolio breakdown is shown as a percentage of net assets. Holdings are shown as a percentage of long-term investments. Both are subject to change daily. For more current Fund information, please visit www.claymore.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

Distributions to Shareholders
--------------------------------------------------------------------------------

                                  [BAR CHART]

                             [PLOT POINTS TO COME.]
                .3600     .3200      .3150     .3200    .3670
                ------   --------   -------   -------  -------
                Dec 06   March 07   June 07   Sept 07   Dec 07


                                      SemiAnnual Report | February 29, 2008 | 37

Claymore Exchange-Traded Fund Trust | Fund Summary & Performance (unaudited) continued

Historical Premium/Discount Data

EEB | Claymore/BNY BRIC ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          3           0.83%
Between 0.5% and 1.0%                                          7           1.93%
Between -0.5% and 0.5%                                       350          96.68%
Between -0.5% and -1.0%                                        1           0.28%
Between -1.0% and -1.5%                                        1           0.28%
--------------------------------------------------------------------------------
*Commenced operations September 21, 2006.

CSD | Claymore/Clear Spin-Off ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                              0           0.00%
Between 1.5% and 2.0%                                          1           0.33%
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          2           0.66%
Between -0.5% and 0.5%                                       298          98.68%
Between -0.5% and -1.0%                                        0           0.00%
Between -1.0% and -1.5%                                        0           0.00%
Between -1.5% and -2.0%                                        0           0.00%
Less than -2.0%                                                1           0.33%
--------------------------------------------------------------------------------
*Commenced operations December 15, 2006.

XGC | Claymore/Great Companies Large-Cap
      Growth Index ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          1           0.43%
Between 0.5% and 1.0%                                          7           3.04%
Between -0.5% and 0.5%                                       222          96.10%
Between -0.5% and -1.0%                                        1           0.43%
Between -1.0% and -1.5%                                        0           0.00%
--------------------------------------------------------------------------------
*Commenced operations April 2, 2007.

OTR | Claymore/Ocean Tomo Growth Index ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          1           0.43%
Between 0.5% and 1.0%                                          4           1.73%
Between -0.5% and 0.5%                                       221          95.67%
Between -0.5% and -1.0%                                        3           1.30%
Between -1.0% and -1.5%                                        2           0.87%
--------------------------------------------------------------------------------
*Commenced operations April 2, 2007.

OTP | Claymore/Ocean Tomo Patent ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          3           0.99%
Between -0.5% and 0.5%                                       298          98.68%
Between -0.5% and -1.0%                                        0           0.00%
Between -1.0% and -1.5%                                        1           0.33%
--------------------------------------------------------------------------------
*Commenced operations December 15, 2006.

DEF | Claymore/Sabrient Defender ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          4           1.32%
Between -0.5% and 0.5%                                       296          98.02%
Between -0.5% and -1.0%                                        1           0.33%
Between -1.0% and -1.5%                                        1           0.33%
--------------------------------------------------------------------------------
*Commenced operations December 15, 2006.

NFO | Claymore/Sabrient Insider ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          2           0.55%
Between 0.5% and 1.0%                                          3           0.83%
Between -0.5% and 0.5%                                       356          98.34%
Between -0.5% and -1.0%                                        1           0.28%
Between -1.0% and -1.5%                                        0           0.00%
--------------------------------------------------------------------------------
*Commenced operations September 21, 2006.

STH | Claymore/Sabrient Stealth ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.5% and 2.0%                                          1           0.28%
Between 1.0% and 1.5%                                          3           0.83%
Between 0.5% and 1.0%                                          4           1.10%
Between -0.5% and 0.5%                                       353          97.51%
Between -0.5% and -1.0%                                        1           0.28%
Between -1.0% and -1.5%                                        0           0.00%
Between -1.5% and -2.0%                                        0           0.00%
--------------------------------------------------------------------------------
*Commenced operations September 21, 2006.

CZA | Claymore/Zacks Mid-Cap Core ETF*
                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          5           2.16%
Between -0.5% and 0.5%                                       225          97.41%
Between -0.5% and -1.0%                                        1           0.43%
Between -1.0% and -1.5%                                        0           0.00%
--------------------------------------------------------------------------------
*Commenced operations April 2, 2007.

XRO | Claymore/Zacks Sector Rotation ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          1           0.28%
Between -0.5% and 0.5%                                       357          98.61%
Between -0.5% and -1.0%                                        3           0.83%
Between -1.0% and -1.5%                                        1           0.28%
--------------------------------------------------------------------------------
*Commenced operations September 21, 2006.

CVY | Claymore/Zacks Yield Hog ETF*

                                                          Number      Percentage
Premium/Discount Range                                   of Days   of Total Days
--------------------------------------------------------------------------------
Greater than 2.0%                                              1           0.28%
Between 1.5% and 2.0%                                          1           0.28%
Between 1.0% and 1.5%                                          0           0.00%
Between 0.5% and 1.0%                                          4           1.10%
Between -0.5% and 0.5%                                       354          97.79%
Between -0.5% and -1.0%                                        2           0.55%
Between -1.0% and -1.5%                                        0           0.00%
Between -1.5% and -2.0%                                        0           0.00%
Less than -2.0%                                                0           0.00%
--------------------------------------------------------------------------------
*Commenced operations September 21, 2006.

38 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

Overview of Fund Expenses | As of February 29,2008(unaudited)

As a shareholder of Claymore/BNY BRIC ETF; Claymore/Clear Spin-Off ETF; Claymore/Great Companies Large-Cap Growth Index ETF; Claymore/Ocean Tomo Growth Index ETF; Claymore/Ocean Tomo Patent ETF; Claymore/Sabrient Defender ETF; Claymore/Sabrient Insider ETF; Claymore/Sabrient Stealth ETF; Claymore/Zacks Mid-Cap Core ETF; Claymore/Zacks Sector Rotation ETF; and Claymore/Zacks Yield Hog ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period ended 2/29/08.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                             Annualized            Expenses
                                                                Beginning        Ending   Expense Ratio                Paid
                                                                  Account       Account         for the              During
                                                                    Value         Value    Period Ended           Period(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                   9/1/07       2/29/08         2/29/08   9/01/07 - 2/29/08
---------------------------------------------------------------------------------------------------------------------------
Claymore/BNY BRIC ETF
   Actual                                                     $  1,000.00   $  1,234.15            0.58%  $            3.22
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.98            0.58%               2.92
Claymore/Clear Spin-Off ETF(2)
   Actual                                                        1,000.00        800.46            0.70%               3.13
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.38            0.70%               3.52
Claymore/Great Companies Large-Cap Growth Index ETF(2)
   Actual                                                        1,000.00        879.96            1.33%               6.22
   Hypothetical (5% annual return before expenses)               1,000.00      1,018.25            1.33%               6.67
Claymore/Ocean Tomo Growth Index ETF(2)
   Actual                                                        1,000.00        885.39            2.02%               9.47
   Hypothetical (5% annual return before expenses)               1,000.00      1,014.82            2.02%              10.12
Claymore/Ocean Tomo Patent ETF(2)
   Actual                                                        1,000.00        939.25            0.87%               4.19
   Hypothetical (5% annual return before expenses)               1,000.00      1,020.54            0.87%               4.37
Claymore/Sabrient Defender ETF(2)
   Actual                                                        1,000.00        927.54            0.73%               3.50
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.23            0.73%               3.67
Claymore/Sabrient Insider ETF(2)
   Actual                                                        1,000.00        908.89            0.67%               3.18
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.53            0.67%               3.37
---------------------------------------------------------------------------------------------------------------------------

                                      SemiAnnual Report | February 29, 2008 | 39

Claymore Exchange-Traded Fund Trust | Overview of Fund Expenses (unaudited) continued

                                                                                             Annualized            Expenses
                                                                Beginning        Ending   Expense Ratio                Paid
                                                                  Account       Account         for the              During
                                                                    Value         Value    Period Ended           Period(1)
---------------------------------------------------------------------------------------------------------------------------
                                                                   9/1/07       2/29/08         2/29/08   9/01/07 - 2/29/08
---------------------------------------------------------------------------------------------------------------------------
Claymore/Sabrient Stealth ETF(2)
   Actual                                                     $  1,000.00   $    837.39            0.68%  $            3.11
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.48            0.68%               3.42
Claymore/Zacks Mid-Cap Core ETF(2)
   Actual                                                        1,000.00        924.98            1.38%               6.60
   Hypothetical (5% annual return before expenses)               1,000.00      1,018.00            1.38%               6.92
Claymore/Zacks Sector Rotation ETF(2)
   Actual                                                        1,000.00        953.68            0.66%               3.21
   Hypothetical (5% annual return before expenses)               1,000.00      1,021.58            0.66%               3.32
Claymore/Zacks Yield Hog ETF(2)
   Actual                                                        1,000.00        885.08            0.66%               3.09
   Hypothetical                                                  1,000.00      1,021.58            0.66%               3.32
---------------------------------------------------------------------------------------------------------------------------

(1) Expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of net assets for the period September 1, 2007 to February 29,2008. Expenses are calculated by multiplying the Fund's annualized expense ratio by the average account value over the period; then multiplying that result by 182/366.

(2) The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

40 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

Portfolio of Investments | February 29, 2008 (unaudited)

EEB | Claymore/BNY BRIC ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Long-Term Investments - 99.7%

                Common Stocks - 66.5%

                Consumer Discretionary - 2.3%
       23,706   AirMedia Group, Inc., ADR (China) (a)                                     $        425,286
       95,918   Ctrip.com International Ltd., ADR (China)                                        5,814,549
      166,201   Focus Media Holding Ltd., ADR (China) (a) (b)                                    8,371,544
       75,639   Gafisa SA, ADR (Brazil) (a) (b)                                                  2,962,780
       31,294   Home Inns & Hotels Management, Inc., ADR (China) (a) (b)                           850,571
      157,481   Melco PBL Entertainment Macau Ltd., ADR (China) (a)                              1,902,370
       43,404   New Oriental Education & Technology Group, ADR (China) (a)                       2,706,239
       91,180   Xinhua Finance Media Ltd., ADR (China) (a)                                         370,191
-----------------------------------------------------------------------------------------------------------
                                                                                                23,403,530
-----------------------------------------------------------------------------------------------------------

                Consumer Staples - 0.8%
       34,387   China Nepstar Chain Drugstore Ltd., ADR (China) (a)                                378,257
       98,929   Perdigao SA, ADR (Brazil) (b)                                                    4,728,806
       28,708   Wimm-Bill-Dann Foods OJSC, ADR (Russia) (b)                                      3,021,804
-----------------------------------------------------------------------------------------------------------
                                                                                                 8,128,867
-----------------------------------------------------------------------------------------------------------

                Energy - 18.2%
      197,059   CNOOC Ltd., ADR (China) (b)                                                     32,666,470
      227,013   China Petroleum & Chemical Corp., ADR (China)                                   24,844,303
      251,489   PetroChina Co. Ltd., ADR (China)                                                36,923,615
      753,691   Petroleo Brasileiro SA, ADR (Brazil)                                            88,438,102
       55,330   Yanzhou Coal Mining Co. Ltd., ADR (China)                                        4,553,106
-----------------------------------------------------------------------------------------------------------
                                                                                               187,425,596
-----------------------------------------------------------------------------------------------------------

                Financials - 9.5%
      633,258   China Life Insurance Co. Ltd., ADR (China) (b)                                  36,779,625
       22,917   E-House China Holdings Ltd., ADR (China) (a) (b)                                   372,630
      117,223   HDFC Bank Ltd., ADR (India)                                                     12,790,202
      542,863   ICICI Bank Ltd., ADR (India) (b)                                                28,142,018
      145,192   Unibanco - Uniao de Bancos Brasileiros SA, GDR (Brazil)                         19,690,939
-----------------------------------------------------------------------------------------------------------
                                                                                                97,775,414
-----------------------------------------------------------------------------------------------------------

                Health Care - 0.7%
       35,314   China Medical Technologies, Inc., ADR (China) (b)                                1,624,444
      158,580   Dr. Reddy's Laboratories Ltd., ADR (India) (b)                                   2,269,280
       82,952   Mindray Medical International Ltd., ADR (China)                                  3,044,338
       24,415   WuXi PharmaTech Cayman, Inc., ADR (China) (a) (b)                                  585,960
-----------------------------------------------------------------------------------------------------------
                                                                                                 7,524,022
-----------------------------------------------------------------------------------------------------------

                Industrials - 2.5%
       27,117   China Eastern Airlines Corp., Ltd., ADR (China) (a) (b)                          1,696,440
       38,704   China Southern Airlines Co. Ltd., ADR (China) (a) (b)                            1,919,719
      173,713   Empresa Brasileira de Aeronautica SA, ADR (Brazil) (b)                           7,698,960
       43,991   Guangshen Railway Co. Ltd., ADR (China) (b)                                      1,416,510
      153,235   JA Solar Holdings Co. Ltd., ADR (China) (a)                                      2,189,728
       26,153   Solarfun Power Holdings Co. Ltd., ADR (China) (a) (b)                              304,944

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
      131,772   Suntech Power Holdings Co. Ltd., ADR (China) (a)                          $      4,897,965
      299,836   Tata Motors Ltd., ADR (India) (b)                                                5,253,127
       41,761   Yingli Green Energy Holding Co. Ltd., ADR (China) (a) (b)                          704,508
-----------------------------------------------------------------------------------------------------------
                                                                                                26,081,901
-----------------------------------------------------------------------------------------------------------

                Information Technology - 5.2%
      112,928   Actions Semiconductor Co. Ltd., ADR (China) (a)                                    412,187
       17,371   Baidu.com, ADR (China) (a) (b)                                                   4,365,853
       19,962   China Digital TV Holding Co. Ltd., ADR (China) (a) (b)                             437,767
       83,883   Giant Interactive Group, Inc., ADR (China) (a) (b)                                 873,222
      600,715   Infosys Technologies Ltd., ADR (India) (b)                                      23,379,828
       41,908   LDK Solar Co. Ltd., ADR (China) (a) (b)                                          1,197,731
       86,487   Netease.com, ADR (China) (a) (b)                                                 1,855,146
       66,071   O2Micro International Ltd., ADR (China) (a) (b)                                    567,550
       55,680   Patni Computer Systems Ltd., ADR (India)                                           674,285
       17,976   Perfect World Co. Ltd., ADR (China) (a) (b)                                        485,891
      414,337   Satyam Computer Services Ltd., ADR (India)                                      10,350,138
      429,858   Semiconductor Manufacturing International Corp., ADR (China) (a)                 1,736,626
       40,155   Shanda Interactive Entertainment Ltd., ADR (China) (a)                           1,328,327
       23,836   The9 Ltd., ADR (China) (a) (b)                                                     512,951
       27,342   Trina Solar Ltd., ADR (China) (a) (b)                                              868,655
      373,299   Wipro Ltd., ADR (India) (b)                                                      4,307,871
-----------------------------------------------------------------------------------------------------------
                                                                                                53,354,028
-----------------------------------------------------------------------------------------------------------

                Materials - 9.7%
      218,982   Aluminum Corp. of China Ltd., ADR (China) (b)                                   10,664,423
      511,554   Cia Siderurgica Nacional SA, ADR (Brazil) (b)                                   19,127,004
    1,618,683   Cia Vale do Rio Doce, ADR (Brazil)                                              56,394,916
       64,543   Mechel, ADR (Russia) (b)                                                         8,522,903
       33,116   Sinopec Shanghai Petrochemical Co. Ltd., ADR (China) (b)                         1,542,875
      209,893   Sterlite Industries India Ltd., ADR (India) (a)                                  4,376,269
-----------------------------------------------------------------------------------------------------------
                                                                                               100,628,390
-----------------------------------------------------------------------------------------------------------

                Telecommunication Services - 16.7%
    1,118,427   China Mobile Ltd., ADR (China) (b)                                              83,457,023
      135,282   China Netcom Group Corp. Hong Kong Ltd., ADR (China) (b)                         8,283,317
      189,264   China Telecom Corp. Ltd., ADR (China) (b)                                       13,893,870
      900,151   China Unicom Ltd., ADR (China) (b)                                              19,110,206
      131,857   Hutchison Telecommunications International Ltd., ADR (China) (b)                 2,617,361
      130,175   Mahanagar Telephone Nigam, ADR (India) (b)                                         795,369
      257,326   Mobile Telesystems OJSC, ADR (Russia)                                           21,116,172
      108,386   Rostelecom, ADR (Russia) (b)                                                     7,408,183
       38,607   Tata Communications Ltd., ADR (India) (b)                                          957,454
      437,313   Vimpel-Communications, ADR (Russia)                                             15,187,880
-----------------------------------------------------------------------------------------------------------
                                                                                               172,826,835
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 41

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

EEB | Claymore/BNY BRIC ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Utilities - 0.9%
       38,867   CPFL Energia SA, ADR (Brazil) (b)                                         $      2,496,816
       76,540   Cia de Saneamento Basico do Estado de Sao Paulo, ADR (Brazil) (b)                3,585,899
      106,666   Huaneng Power International, Inc., ADR (China) (b)                               3,466,645
-----------------------------------------------------------------------------------------------------------
                                                                                                 9,549,360
-----------------------------------------------------------------------------------------------------------
                Total Common Stocks - 66.5%
                (Cost $711,336,391)                                                            686,697,943
-----------------------------------------------------------------------------------------------------------

                Preferred Stocks - 33.2%

                Consumer Discretionary - 0.7%
      299,413   NET Servicos de Comunicacao SA, Preference Shares,
                ADR (Brazil) (a) (b)                                                             3,275,578
      106,867   Ultrapar Participacoes SA, Preference Shares, ADR (Brazil) (b)                   3,975,453
-----------------------------------------------------------------------------------------------------------
                                                                                                 7,251,031
-----------------------------------------------------------------------------------------------------------

                Consumer Staples - 2.4%
       75,368   Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference
                Shares, ADR (Brazil) (b)                                                         3,270,217
      219,960   Cia de Bebidas das Americas, Preference Shares, ADR (Brazil)                    17,922,341
      203,245   Sadia SA, Preference Shares, ADR (Brazil) (b)                                    3,432,808
-----------------------------------------------------------------------------------------------------------
                                                                                                24,625,366
-----------------------------------------------------------------------------------------------------------

                Energy - 9.8%
    1,038,620   Petroleo Brasileiro SA, Preference Shares, ADR (Brazil)                        101,712,057
-----------------------------------------------------------------------------------------------------------

                Financials - 7.2%
    1,362,295   Banco Bradesco SA, Preference Shares, ADR (Brazil) (b)                          42,762,440
    1,249,142   Banco Itau Holding Financeira SA, Preference Shares, ADR (Brazil)               31,653,258
-----------------------------------------------------------------------------------------------------------
                                                                                                74,415,698
-----------------------------------------------------------------------------------------------------------

                Industrials - 0.3%
       92,531   Gol Linhas Aereas Inteligentes SA, Preference Shares, ADR (Brazil) (b)           1,591,533
       95,656   Tam SA, Preference Shares, ADR (Brazil) (b)                                      2,003,037
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,594,570
-----------------------------------------------------------------------------------------------------------

                Materials - 9.6%
       62,882   Aracruz Celulose SA, Preference Shares, ADR (Brazil) (b)                         4,555,172
      115,013   Braskem SA, Preference Shares, ADR (Brazil) (b)                                  1,942,570
    2,534,115   Cia Vale do Rio Doce, Preference Shares, ADR (Brazil) (b)                       74,300,252
      420,233   Gerdau SA, Preference Shares, ADR (Brazil) (b)                                  13,771,035
      129,220   Votorantim Celulose e Papel SA, Preference Shares, ADR (Brazil) (b)              4,065,261
-----------------------------------------------------------------------------------------------------------
                                                                                                98,634,290
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Telecommunication Services - 2.3%
       64,683   Brasil Telecom Participacoes SA, Preference Shares, ADR (Brazil)          $      4,469,595
       80,216   Brasil Telecom SA, Preference Shares, ADR (Brazil) (b)                           2,588,570
      353,336   Tele Norte Leste Participacoes SA, Preference Shares, ADR (Brazil)               8,844,000
       80,629   Tim Participacoes SA, Preference Shares, ADR (Brazil) (b)                        3,307,402
      697,687   Vivo Participacoes SA, Preference Shares, ADR (Brazil) (b)                       4,234,960
-----------------------------------------------------------------------------------------------------------
                                                                                                23,444,527
-----------------------------------------------------------------------------------------------------------

                Utilities - 0.9%
      374,591   Cia Energetica de Minas Gerais, Preference Shares, ADR (Brazil) (b)              7,128,467
      144,841   Cia Paranaense de Energia, Preference Shares, ADR (Brazil) (b)                   2,349,321
-----------------------------------------------------------------------------------------------------------
                                                                                                 9,477,788
-----------------------------------------------------------------------------------------------------------
                Total Preferred Stocks - 33.2%
                (Cost $308,133,327)                                                            343,155,327
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.7%
                (Cost $1,019,469,718)                                                        1,029,853,270
-----------------------------------------------------------------------------------------------------------

                Short-Term Investments - 24.2%

                Investments of Cash Collateral for Securities Loaned - 24.2%

                Money Market Funds (c) - 24.2%
  249,504,698   UBS Private Money Market Fund LLC, 3.55% (d)
                (Cost $249,504,698)                                                            249,504,698
-----------------------------------------------------------------------------------------------------------
                Total Investments - 123.9%
                (Cost $1,268,974,416)                                                        1,279,357,968

                Liabilities in excess of Other Assets - (23.9%)                               (246,931,181)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $  1,032,426,787
===========================================================================================================

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
OJSC - Open Joint Stock Company
SA - Corporation

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29, 2008.

(c) At February 29,2008, the total market value of the Fund's securities on loan was $241,229,135 and the total market value of the collateral held by the Fund was $249,504,698.

(d)   Interest rate shown reflects yield as of February 29, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

42 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CSD | Claymore/Clear Spin-Off ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stock - 95.4%

                Consumer Discretionary - 34.6%
       45,283   Burger King Holdings, Inc.                                                $      1,161,962
       61,666   CBS Corp.- Class B                                                               1,407,218
       10,662   Chipotle Mexican Grill, Inc.- Class A (a)                                        1,058,737
       14,166   Clear Channel Outdoor Holdings, Inc.- Class A (a)                                  329,501
       11,086   dELiA*s, Inc.(a)                                                                    22,061
        5,881   DSW, Inc.- Class A (a)                                                             107,093
       48,698   Expedia, Inc.(a)                                                                 1,116,645
       32,927   Hanesbrands, Inc.(a)                                                               958,176
       54,096   Idearc, Inc.                                                                       260,743
       24,568   Live Nation, Inc.(a)                                                               291,622
       41,842   Tim Hortons, Inc.                                                                1,471,583
        5,262   TravelCenters of America LLC (a)                                                    68,248
        1,955   Triple Crown Media, Inc.(a)                                                          7,722
       59,533   Wyndham Worldwide Corp.                                                          1,319,847
-----------------------------------------------------------------------------------------------------------
                                                                                                 9,581,158
-----------------------------------------------------------------------------------------------------------

                Consumer Staples - 0.9%
       11,418   TreeHouse Foods, Inc.(b)                                                           253,137
-----------------------------------------------------------------------------------------------------------

                Energy - 12.5%
       16,424   Alon USA Energy, Inc.                                                              257,693
       19,219   Delek US Holdings, Inc.                                                            303,276
       10,616   Double Hull Tankers, Inc.(Marshall Islands)                                        119,430
       31,583   Mariner Energy, Inc.(a) (b)                                                        875,797
       17,801   Rosetta Resources, Inc.(a) (b)                                                     364,208
       67,138   Spectra Energy Corp.                                                             1,551,559
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,471,963
-----------------------------------------------------------------------------------------------------------

                Financials - 16.4%
       28,903   Ameriprise Financial, Inc.                                                       1,463,648
      100,171   Discover Financial Services (b)                                                  1,511,580
       77,602   Fidelity National Financial, Inc.- Class A                                       1,366,571
        9,931   OneBeacon Insurance Group Ltd.                                                     211,530
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,553,329
-----------------------------------------------------------------------------------------------------------

                Health Care - 0.5%
       21,150   Assisted Living Concepts, Inc.- Class A (a)                                        127,323
-----------------------------------------------------------------------------------------------------------

                Industrials - 2.7%
       37,958   Avis Budget Group, Inc.(a)                                                         433,860
       38,833   Mueller Water Products, Inc.- Class A                                              312,994
-----------------------------------------------------------------------------------------------------------
                                                                                                   746,854
-----------------------------------------------------------------------------------------------------------

                Information Technology - 11.4%
       49,869   Broadridge Financial Solutions, Inc.                                               954,991
        9,698   Harris Stratex Networks, Inc.- Class A (a)                                          97,368
      118,948   Qimonda AG ADR (Germany) (a)                                                       537,645

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
        3,300   WebMD Health Corp.- Class A (a)                                           $         91,938
       70,769   Western Union Co.(The)                                                           1,471,995
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,153,937
-----------------------------------------------------------------------------------------------------------

                Materials - 4.2%
      172,580   Domtar Corp.(a)                                                                  1,099,335
       14,159   Tronox, Inc.- Class B                                                               62,441
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,161,776
-----------------------------------------------------------------------------------------------------------

                Telecommunication Services - 10.3%
       32,474   Embarq Corp.                                                                     1,361,960
      125,849   Windstream Corp.                                                                 1,479,984
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,841,944
-----------------------------------------------------------------------------------------------------------

                Utilities - 1.9%
       22,435   Portland General Electric Co.                                                      523,409
-----------------------------------------------------------------------------------------------------------
                Total Common Stock - 95.4%
                (Cost - $36,348,884)                                                            26,414,830
-----------------------------------------------------------------------------------------------------------

                Master Limited Partnerships - 4.3%

                Energy - 4.3%
       31,974   Boardwalk Pipeline Partners LP                                                     758,423
       11,483   Williams Partners LP                                                               426,364
-----------------------------------------------------------------------------------------------------------
                Total Master Limited Partnerships
                (Cost - $1,560,982)                                                              1,184,787
-----------------------------------------------------------------------------------------------------------

                Exchange-Traded Funds - 0.1%
          285   Vanguard Mid-Cap ETF
                (Cost - $19,911)                                                                    19,739
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.8%
                (Cost $37,929,777)                                                              27,619,356
-----------------------------------------------------------------------------------------------------------

                Short-Term Investments - 2.8%

                Investments of Cash Collateral for Securities Loaned - 2.8%
                Money Market Funds (c) - 2.8%
      787,800   UBS Private Money Market Fund LLC, 3.55% (d)
                (Cost $787,800)                                                                    787,800
-----------------------------------------------------------------------------------------------------------

                Total Investments - 102.6%
                (Cost - $38,717,577)                                                            28,407,156

                Liabilities in excess of Other Assets - (2.6%)                                    (717,288)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $     27,689,868
===========================================================================================================

ADR - American Depositary Receipt

LP - Limited Partnership

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29, 2008.

(c) At February 29, 2008, the total market value of the Fund's securities on loan was $745,411 and the total market value of the collateral held by the Fund was $787,800.

(d)   Interest rate shown reflects yield as of February 29, 2008.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 43

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 100.2%

                Consumer Discretionary - 21.0%
        2,529   Bed Bath & Beyond, Inc.(a)                                                $         71,672
        3,520   Best Buy Co., Inc.                                                                 151,395
        4,221   Coach, Inc.(a)                                                                     127,981
        4,515   H&R Block, Inc.                                                                     84,205
        2,225   Harley-Davidson, Inc.                                                               82,681
        2,374   Home Depot, Inc.                                                                    63,030
        1,774   Kohl's Corp.(a)                                                                     78,837
        4,021   Lowe's Cos., Inc.                                                                   96,383
        8,087   Staples, Inc.                                                                      179,936
        8,159   Starbucks Corp.(a)                                                                 146,617
        8,479   Time Warner, Inc.                                                                  132,357
        5,018   TJX Cos., Inc.                                                                     160,576
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,375,670
-----------------------------------------------------------------------------------------------------------

                Energy - 9.5%
        3,944   Anadarko Petroleum Corp.                                                           251,390
        4,878   Petro-Canada (Canada)                                                              234,339
          960   Transocean, Inc.(Cayman Islands)                                                   134,889
-----------------------------------------------------------------------------------------------------------
                                                                                                   620,618
-----------------------------------------------------------------------------------------------------------

                Financials - 28.6%
        4,023   Aflac, Inc.                                                                        251,075
        2,637   Allstate Corp.(The)                                                                125,864
        2,324   American International Group, Inc.                                                 108,903
        3,888   Bank of America Corp.                                                              154,509
        1,138   Bear Stearns Cos., Inc.(The)                                                        90,881
        1,650   Capital One Financial Corp.                                                         75,950
        2,350   Citigroup, Inc.                                                                     55,718
        3,117   Countrywide Financial Corp.                                                         19,668
        5,031   E*Trade Financial Corp.(a) (b)                                                      21,482
          647   Goldman Sachs Group, Inc.(The)                                                     109,751
        3,895   Lehman Brothers Holdings, Inc.                                                     198,606
        1,012   MBIA, Inc.                                                                          13,126
        1,737   Merrill Lynch & Co., Inc.                                                           86,086
        3,117   Morgan Stanley                                                                     131,288
        6,277   Progressive Corp.(The)                                                             115,057
        3,493   Sun Life Financial, Inc.                                                           166,965
        4,610   US Bancorp                                                                         147,612
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,872,541
-----------------------------------------------------------------------------------------------------------

                Health Care - 5.4%
        2,603   Coventry Health Care, Inc.(a)                                                      135,018
        1,253   Forest Laboratories, Inc.(a)                                                        49,832
        3,687   UnitedHealth Group, Inc.                                                           171,372
-----------------------------------------------------------------------------------------------------------
                                                                                                   356,222
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Industrials - 6.0%
        3,271   Danaher Corp.                                                             $        242,545
        2,160   United Technologies Corp.                                                          152,302
-----------------------------------------------------------------------------------------------------------
                                                                                                   394,847
-----------------------------------------------------------------------------------------------------------

                Information Technology - 21.5%
        4,341   ASML Holding NV (Netherlands)                                                      104,531
        5,845   Cisco Systems, Inc.(a)                                                             142,443
        3,530   Cognizant Technology Solutions Corp.- Class A (a)                                  106,641
        4,628   Dell, Inc.(a)                                                                       91,866
        5,396   eBay, Inc.(a)                                                                      142,238
        2,474   Fiserv, Inc.(a)                                                                    130,182
        3,297   Microsoft Corp.                                                                     89,744
        8,210   Oracle Corp.(a)                                                                    154,348
        2,897   Paychex, Inc.                                                                       91,140
        3,421   Research In Motion Ltd.(Canada) (a)                                                355,100
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,408,233
-----------------------------------------------------------------------------------------------------------

                Materials - 8.2%
        1,772   BHP Billiton Ltd.- ADR (Australia)                                                 129,675
        1,296   Freeport-McMoRan Copper & Gold, Inc.                                               130,714
        4,291   Nucor Corp.                                                                        277,070
-----------------------------------------------------------------------------------------------------------
                                                                                                   537,459
-----------------------------------------------------------------------------------------------------------
                Total Common Stocks - 100.2%
                (Cost $7,437,782)                                                                6,565,590
-----------------------------------------------------------------------------------------------------------

                Short-Term Investments - 0.3%

                Investments of Cash Collateral for Securities Loaned - 0.3%

                Money Market Funds (c) - 0.3%
       21,000   UBS Private Money Market Fund LLC, 3.55% (d)
                (Cost $21,000)                                                                      21,000
-----------------------------------------------------------------------------------------------------------
                Total Investments - 100.5%
                (Cost $7,458,782)                                                                6,586,590

                Liabilities in excess of Other Assets - (0.5%)                                     (34,171)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $      6,552,419
===========================================================================================================

ADR - American Depositary Receipt

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29, 2008

(c) At February 29, 2008, the total market value of the Fund's securities on loan was $19,740 and the total market value of the collateral held by the Fund was $21,000.

(d)   Interest rate shown reflects yield as of February 29, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

44 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

OTR | Claymore/Ocean Tomo Growth Index ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stock - 100.4%

                Consumer Discretionary - 4.3%
          719   Amazon.com, Inc.(a)                                                       $         46,354
          375   Garmin, Ltd.(Cayman Islands)                                                        22,016
          564   International Game Technology                                                       25,465
           66   priceline.com, Inc.(a)                                                               7,525
          138   Tempur-Pedic International, Inc.                                                     2,404
-----------------------------------------------------------------------------------------------------------
                                                                                                   103,764
-----------------------------------------------------------------------------------------------------------

                Consumer Staples - 2.4%
          749   Avon Products, Inc.                                                                 28,507
          665   Campbell Soup, Co.                                                                  21,473
           99   Energizer Holdings, Inc.(a)                                                          9,190
           46   Jones Soda Co.(a)                                                                      245
-----------------------------------------------------------------------------------------------------------
                                                                                                    59,415
-----------------------------------------------------------------------------------------------------------

                Energy - 9.3%
        2,070   Schlumberger Ltd.(Netherlands Antilles)                                            178,952
        1,021   Tenaris SA, ADR (Luxembourg)                                                        45,383
-----------------------------------------------------------------------------------------------------------
                                                                                                   224,335
-----------------------------------------------------------------------------------------------------------

                Health Care - 26.9%
          516   Alcon, Inc.(Switzerland)                                                            74,681
           29   AMAG Pharmaceuticals, Inc.(a)                                                        1,269
          231   Amylin Pharmaceuticals, Inc.(a)                                                      6,115
        3,424   Bristol-Myers Squibb Co.                                                            77,417
          663   Celgene Corp.(a)                                                                    37,373
          861   Covidien Ltd.(Bermuda)                                                              36,842
          812   Elan Corp PLC, ADR (Ireland) (a)                                                    18,489
        1,822   Genentech, Inc.(a)                                                                 138,016
        1,603   Gilead Sciences, Inc.(a)                                                            75,854
           66   Intuitive Surgical, Inc.(a)                                                         18,607
          125   Kinetic Concepts, Inc.(a)                                                            6,424
          101   OSI Pharmaceuticals, Inc.(a)                                                         3,631
        2,803   Schering-Plough Corp.                                                               60,825
          187   Sepracor, Inc.(a)                                                                    4,015
          320   Shire PLC, ADR (United Kingdom)                                                     18,701
          710   Stryker Corp.                                                                       46,228
          220   Varian Medical Systems, Inc.(a)                                                     11,539
          230   Vertex Pharmaceuticals, Inc.(a)                                                      4,025
          174   Waters Corp.(a)                                                                     10,372
-----------------------------------------------------------------------------------------------------------
                                                                                                   650,423
-----------------------------------------------------------------------------------------------------------

                Industrials - 17.2%
        1,238   3M Co.                                                                              97,059
          162   BE Aerospace, Inc.(a)                                                                5,557
        1,341   Boeing Co.                                                                         111,021
        1,106   Caterpillar, Inc.                                                                   79,997

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
          134   First Solar, Inc.(a)                                                      $         27,497
          246   Foster Wheeler Ltd.(Bermuda) (a)                                                    16,101
          389   McDermott International, Inc.(Panama) (a)                                           20,314
          382   Pitney Bowes, Inc.                                                                  13,668
          239   Precision Castparts Corp.                                                           26,383
          110   Taser International, Inc.(a)                                                         1,240
          353   Trane, Inc.                                                                         15,903
-----------------------------------------------------------------------------------------------------------
                                                                                                   414,740
-----------------------------------------------------------------------------------------------------------

                Information Technology - 39.4%
        1,370   Accenture Ltd.(Bermuda)                                                             48,292
          289   Akamai Technologies, Inc.(a)                                                        10,161
          317   Amkor Technology, Inc.(a)                                                            3,712
        1,505   Apple, Inc.(a)                                                                     188,155
          401   Autodesk, Inc.(a)                                                                   12,467
       10,555   Cisco Systems, Inc.(a)                                                             257,225
          147   F5 Networks, Inc.(a)                                                                 3,258
          236   Flir Systems, Inc.(a)                                                                6,717
          390   MEMC Electronic Materials, Inc.(a)                                                  29,749
       12,789   Microsoft Corp.                                                                    348,117
          171   NAVTEQ Corp.(a)                                                                     12,816
          763   Nortel Networks Corp.(Canada) (a)                                                    6,562
          949   Nvidia Corp.(a)                                                                     20,299
          123   Riverbed Technology, Inc.(a)                                                         2,467
          454   Sonus Networks, Inc.(a)                                                              1,507
-----------------------------------------------------------------------------------------------------------
                                                                                                   951,504
-----------------------------------------------------------------------------------------------------------

                Materials - 0.6%
          264   Celanese Corp.- Series A                                                            10,270
          204   Hercules, Inc.                                                                       3,737
-----------------------------------------------------------------------------------------------------------
                                                                                                    14,007
-----------------------------------------------------------------------------------------------------------

                Telecommunications - 0.3%
        2,680   Level 3 Communications, Inc.(a)                                                      5,976
-----------------------------------------------------------------------------------------------------------
                Total Investments - 100.4%
                (Cost - $2,705,868)                                                              2,424,164

                Liabilities in excess of Other Assets - (0.4%)                                      (8,727)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $      2,415,437
===========================================================================================================

ADR - American Depositary Receipt

(a)   Non-income producing security.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 45

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 99.7%

                Consumer Discretionary - 8.1%
          564   Amazon.com, Inc.(a)                                                       $         36,361
          105   Autoliv, Inc.                                                                        5,239
           85   Black & Decker Corp.                                                                 5,845
        1,581   DIRECTV Group, Inc.(The) (a)                                                        39,604
          387   Discovery Holding Co.- Class A (a)                                                   8,735
          397   Eastman Kodak Co.                                                                    6,741
          211   Fortune Brands, Inc.                                                                13,711
          322   Gannett Co., Inc.                                                                    9,708
          295   Garmin, Ltd.(Cayman Islands)                                                        17,319
          199   Gentex Corp.                                                                         3,208
          397   IAC/InterActiveCorp (a)                                                              7,900
          431   International Game Technology                                                       19,460
          807   Johnson Controls, Inc.                                                              26,518
          106   Lear Corp.(a)                                                                        2,923
          235   Leggett & Platt, Inc.                                                                3,925
          161   Magna International, Inc.- Class A (Canada)                                         11,787
           95   Mohawk Industries, Inc.(a)                                                           6,784
          386   Newell Rubbermaid, Inc.                                                              8,762
          677   Nike, Inc.- Class B                                                                 40,755
           53   priceline.com, Inc.(a)                                                               6,043
          128   Scientific Games Corp.- Class A (a)                                                  2,646
        1,376   Sony Corp., ADR (Japan)                                                             64,961
          113   Stanley Works (The)                                                                  5,485
          110   Tempur-Pedic International, Inc.                                                     1,916
        1,327   Time Warner Cable, Inc.- Class A (a)                                                36,227
        4,962   Time Warner, Inc.                                                                   77,457
        2,471   Toyota Motor Corp., ADR (Japan)                                                    268,227
        2,599   Walt Disney Co.(The)                                                                84,234
          108   Whirlpool Corp.                                                                      9,112
-----------------------------------------------------------------------------------------------------------
                                                                                                   831,593
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 7.2%
        2,883   Altria Group, Inc.                                                                 210,863
          876   Archer-Daniels-Midland Co.                                                          39,508
          588   Avon Products, Inc.                                                                 22,379
          531   Campbell Soup Co.                                                                   17,146
          180   Dean Foods Co.(a)                                                                    3,874
           79   Energizer Holdings, Inc.(a)                                                          7,334
          460   General Mills, Inc.                                                                 25,755
           35   Jones Soda Co.(a)                                                                      187
          578   Kimberly-Clark Corp.                                                                37,674
        2,113   Kraft Foods, Inc.- Class A                                                          65,862
        4,250   Procter & Gamble Co.                                                               281,265

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
          493   Tyson Foods, Inc.- Class A                                                $          7,104
          372   WM Wrigley Jr.Co.                                                                   22,268
-----------------------------------------------------------------------------------------------------------
                                                                                                   741,219
-----------------------------------------------------------------------------------------------------------
                Energy - 14.2%
          633   Anadarko Petroleum Corp.                                                            40,347
          432   Baker Hughes, Inc.                                                                  29,069
          403   BJ Services Co.                                                                     10,454
        2,890   Chevron Corp.                                                                      250,447
        2,184   ConocoPhillips                                                                     180,639
          119   Dresser-Rand Group, Inc.(a)                                                          4,054
          178   FMC Technologies, Inc.(a)                                                           10,085
          177   Grant Prideco, Inc.(a)                                                               8,933
        1,198   Halliburton Co.                                                                     45,883
          970   Marathon Oil Corp.                                                                  51,565
          389   Nabors Industries Ltd.(Bermuda) (a)                                                 12,265
          484   National Oilwell Varco, Inc.(a)                                                     30,153
        4,335   Royal Dutch Shell PLC, ADR (United Kingdom)                                        309,736
        1,633   Schlumberger Ltd.(Netherlands Antilles)                                            141,173
          276   Smith International, Inc.                                                           17,396
          803   Tenaris SA (Luxembourg)                                                             35,693
        3,279   Total SA (France)                                                                  247,204
          458   Weatherford International, Ltd.(Bermuda) (a)                                        31,565
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,456,661
-----------------------------------------------------------------------------------------------------------
                Financials - 2.5%
          727   Fifth Third Bancorp                                                                 16,648
          882   Freddie Mac                                                                         22,209
        4,599   JPMorgan Chase & Co.                                                               186,949
          728   Loews Corp.                                                                         30,460
-----------------------------------------------------------------------------------------------------------
                                                                                                   256,266
-----------------------------------------------------------------------------------------------------------
                Health Care - 19.7%
        2,110   Abbott Laboratories                                                                112,990
           83   Advanced Medical Optics, Inc.(a)                                                     1,899
           96   Affymetrix, Inc.(a)                                                                  1,841
          405   Alcon, Inc.(Switzerland) (a)                                                        58,616
          415   Allergan, Inc.                                                                      24,580
           23   AMAG Pharmaceuticals, Inc.(a)                                                        1,007
          228   AmerisourceBergen Corp.                                                              9,512
        1,489   Amgen, Inc.(a)                                                                      67,779
          183   Amylin Pharmaceuticals, Inc.(a)                                                      4,844
          230   Applera Corp.- Applied Biosystems Group                                              7,753
          330   Becton Dickinson & Co.                                                              29,839
          398   Biogen Idec, Inc.(a)                                                                23,227
        2,025   Boston Scientific Corp.(a)                                                          25,495
        2,711   Bristol-Myers Squibb Co.                                                            61,296
          495   Cardinal Health, Inc.                                                               29,274

See notes to financial statements.

46 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Health Care (continued)
          529   Celgene Corp.(a)                                                          $         29,820
           91   Cephalon, Inc.(a)                                                                    5,491
           62   Cooper Cos., Inc.(The)                                                               2,120
          676   Covidien Ltd.(Bermuda)                                                              28,926
          139   CR Bard, Inc.                                                                       13,176
          116   Dendreon Corp.(a)                                                                      612
          646   Elan Corp.PLC, ADR (Ireland) (a)                                                    14,709
        1,438   Genentech, Inc.(a)                                                                 108,929
          363   Genzyme Corp.(a)                                                                    25,744
        1,271   Gilead Sciences, Inc.(a)                                                            60,144
          217   Hospira, Inc.(a)                                                                     9,236
           52   Intuitive Surgical, Inc.(a)                                                         14,660
          104   Inverness Medical Innovations, Inc.(a)                                               3,032
           64   Invitrogen Corp.(a)                                                                  5,407
        3,917   Johnson & Johnson                                                                  242,697
           98   Kinetic Concepts, Inc.(a)                                                            5,036
          338   King Pharmaceuticals, Inc.(a)                                                        3,583
           80   LifePoint Hospitals, Inc.(a)                                                         2,005
          395   McKesson Corp.                                                                      23,210
          176   Medarex, Inc.(a)                                                                     1,637
          736   Medco Health Solutions, Inc.(a)                                                     32,612
        1,540   Medtronic, Inc.                                                                     76,014
          444   Millennium Pharmaceuticals, Inc.(a)                                                  6,212
           74   Millipore Corp.(a)                                                                   5,173
          413   Mylan Laboratories, Inc.                                                             4,890
        3,727   Novartis AG, ADR (Switzerland)                                                     183,182
           75   Onyx Pharmaceuticals, Inc.(a)                                                        2,049
           80   OSI Pharmaceuticals, Inc.(a)                                                         2,876
          161   PDL BioPharma, Inc.(a)                                                               2,573
        9,348   Pfizer, Inc.                                                                       208,273
          267   Quest Diagnostics, Inc.                                                             12,728
          111   Resmed, Inc.(a)                                                                      4,494
        3,731   Sanofi-Aventis, ADR (France)                                                       138,383
        2,200   Schering-Plough Corp.                                                               47,740
           49   Sciele Pharma, Inc.(a)                                                               1,014
          147   Sepracor, Inc.(a)                                                                    3,156
          256   Shire PLC, ADR (United Kingdom)                                                     14,961
          469   Saint Jude Medical, Inc.(a)                                                         20,158
          557   Stryker Corp.                                                                       36,266
          574   Thermo Fisher Scientific, Inc.(a)                                                   32,104
           30   United Therapeutics Corp.(a)                                                         2,525
          175   Varian Medical Systems, Inc.(a)                                                      9,179
          183   Vertex Pharmaceuticals, Inc.(a)                                                      3,203

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
          138   Waters Corp.(a)                                                           $          8,226
          143   Watson Pharmaceuticals, Inc.(a)                                                      3,977
        1,827   Wyeth                                                                               79,694
          321   Zimmer Holdings, Inc.(a)                                                            24,168
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,025,956
-----------------------------------------------------------------------------------------------------------
                Industrials - 15.1%
          972   3M Co.                                                                              76,205
          127   AGCO Corp.(a)                                                                        8,237
          147   Avery Dennison Corp.                                                                 7,544
          128   BE Aerospace, Inc.(a)                                                                4,390
        1,061   Boeing Co.                                                                          87,840
          868   Caterpillar, Inc.                                                                   62,782
          571   CSX Corp.                                                                           27,705
          272   Cummins, Inc.                                                                       13,703
          434   Danaher Corp.                                                                       32,181
          599   Deere & Co.                                                                         51,041
          274   Dover Corp.                                                                         11,374
          201   Eaton Corp.                                                                         16,207
        1,075   Emerson Electric Co.                                                                54,782
           55   Energy Conversion Devices, Inc.(a)                                                   1,461
          105   First Solar, Inc.(a)                                                                21,546
          196   Foster Wheeler Ltd.(Bermuda) (a)                                                    12,828
       13,833   General Electric Co.                                                               458,426
          172   Goodrich Corp.                                                                      10,188
        1,015   Honeywell International, Inc.                                                       58,403
          739   Illinois Tool Works, Inc.                                                           36,263
          372   Ingersoll-Rand Co., Ltd.- Class A (Bermuda)                                         15,572
          250   ITT Corp.                                                                           14,060
          108   Kennametal, Inc.                                                                     3,280
        1,566   Koninklijke Philips Electronics NV - NY Shares (Netherlands)                        60,949
          172   L-3 Communications Holdings, Inc.                                                   18,282
          309   McDermott International, Inc.(Panama) (a)                                           16,136
          460   Northrop Grumman Corp.                                                              36,161
          103   Oshkosh Truck Corp.                                                                  4,127
          169   Pall Corp.                                                                           6,654
          233   Parker Hannifin Corp.                                                               15,059
          303   Pitney Bowes, Inc.                                                                  10,841
          188   Precision Castparts Corp.                                                           20,753
          583   Raytheon Co.                                                                        37,802
          204   Rockwell Automation, Inc.                                                           11,161
        1,248   Siemens AG, ADR (Germany)                                                          159,320
           72   SPX Corp.                                                                            7,366
          115   Sunpower Corp.- Class A (a)                                                          7,558
           87   Taser International, Inc.(a)                                                           980

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 47

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

      Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Industrials (continued)
          263   Trane, Inc.                                                               $         11,848
          112   Trinity Industries, Inc.                                                             3,155
          675   Tyco International, Ltd.(Bermuda)                                                   27,041
          110   WW Grainger, Inc.                                                                    8,103
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,549,314
-----------------------------------------------------------------------------------------------------------
                Information Technology - 22.0%
        1,074   Accenture, Ltd.- Class A (Bermuda)                                                  37,858
          162   ADC Telecommunications, Inc.(a)                                                      2,215
          843   Advanced Micro Devices, Inc.(a)                                                      6,078
          505   Agilent Technologies, Inc.(a)                                                       15,458
          228   Akamai Technologies, Inc.(a)                                                         8,016
        3,147   Alcatel-Lucent (France)                                                             18,473
          475   Altera Corp.                                                                         8,127
          251   Amkor Technology, Inc.(a)                                                            2,939
          414   Analog Devices, Inc.                                                                11,145
        1,200   Apple, Inc.(a)                                                                     150,024
        1,873   Applied Materials, Inc.                                                             35,905
          596   ASML Holding NV (Netherlands) (a)                                                   14,352
           78   Atheros Communications, Inc.(a)                                                      1,897
          678   Atmel Corp.(a)                                                                       2,203
          320   Autodesk, Inc.(a)                                                                    9,949
          541   BEA Systems, Inc.(a)                                                                10,317
          267   BMC Software, Inc.(a)                                                                8,619
          747   Broadcom Corp.- Class A (a)                                                         14,126
          384   Cadence Design Systems, Inc.(a)                                                      4,078
          119   Ciena Corp.(a)                                                                       3,074
        8,284   Cisco Systems, Inc.(a)                                                             201,881
           84   CommScope, Inc.(a)                                                                   3,518
          223   Computer Sciences Corp.(a)                                                           9,689
          417   Compuware Corp.(a)                                                                   3,319
          119   Cree, Inc.(a)                                                                        3,677
           43   Cymer, Inc.(a)                                                                       1,218
          212   Cypress Semiconductor Corp.(a)                                                       4,609
           90   Diebold, Inc.                                                                        2,171
          707   Electronic Data Systems Corp.                                                       12,245
        2,849   EMC Corp.(a)                                                                        44,273
          118   Emulex Corp.(a)                                                                      1,756
          115   F5 Networks, Inc.(a)                                                                 2,548
          171   Fairchild Semiconductor International, Inc.(a)                                       1,907
          188   Flir Systems, Inc.(a)                                                                5,350
           66   Formfactor, Inc.(a)                                                                  1,183
          188   Harris Corp.                                                                         9,180
        3,514   Hewlett-Packard Co.                                                                167,864

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
        1,033   Infineon Technologies AG, ADR (Germany) (a)                               $          8,336
          265   Integrated Device Technology, Inc.(a)                                                2,223
        7,985   Intel Corp.                                                                        159,301
           65   Interdigital, Inc.(a)                                                                1,130
        1,882   International Business Machines Corp.                                              214,285
           99   International Rectifier Corp.(a)                                                     2,254
          184   Intersil Corp.- Class A                                                              4,282
           41   Itron, Inc.(a)                                                                       3,909
          304   JDS Uniphase Corp.(a)                                                                3,998
          699   Juniper Networks, Inc.(a)                                                           18,747
          251   Kla-Tencor Corp.                                                                    10,545
          170   Lam Research Corp.(a)                                                                6,841
          130   Lexmark International, Inc.- Class A (a)                                             4,294
          313   Linear Technology Corp.                                                              8,673
          989   LSI Logic Corp.(a)                                                                   4,985
           75   Macrovision Corp.(a)                                                                 1,147
          815   Marvell Technology Group, Ltd.(Bermuda) (a)                                          9,218
          313   MEMC Electronic Materials, Inc.(a)                                                  23,876
        1,049   Micron Technology, Inc.(a)                                                           7,888
       13,146   Microsoft Corp.                                                                    357,834
        3,115   Motorola, Inc.                                                                      31,057
          364   National Semiconductor Corp.                                                         5,995
          136   NAVTEQ Corp.(a)                                                                     10,193
          470   Network Appliance, Inc.(a)                                                          10,161
          603   Nortel Networks Corp.(Canada) (a)                                                    5,186
          483   Novell, Inc.(a)                                                                      3,598
          171   Novellus Systems, Inc.(a)                                                            3,776
          256   Nuance Communications, Inc.(a)                                                       4,211
          746   Nvidia Corp.(a)                                                                     15,957
          145   Palm, Inc.                                                                             938
          296   PMC - Sierra, Inc.(a)                                                                1,418
          127   Polycom, Inc.(a)                                                                     2,769
        2,202   Qualcomm, Inc.                                                                      93,299
          144   Rambus, Inc.(a)                                                                      2,596
          397   RF Micro Devices, Inc.(a)                                                            1,251
           97   Riverbed Technology, Inc.(a)                                                         1,946
          314   SanDisk Corp.(a)                                                                     7,395
          734   Seagate Technology (Cayman Islands)                                                 15,832
           75   Silicon Laboratories, Inc.(a)                                                        2,321
           73   SiRF Technology Holdings, Inc.(a)                                                      472
          220   Skyworks Solutions, Inc.(a)                                                          1,817
          360   Sonus Networks, Inc.(a)                                                              1,195
        1,257   STMicroelectronics NV (Netherlands)                                                 15,071
        1,132   Sun Microsystems, Inc.(a)                                                           18,565

See notes to financial statements.

48 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

OTP | Claymore/Ocean Tomo Patent ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Information Technology (continued)
        1,184   Symantec Corp.(a)                                                         $         19,939
          200   Synopsys, Inc.(a)                                                                    4,642
        7,241   Taiwan Semiconductor Manufacturing Co.Ltd.(China)                                   70,527
        2,191   Telefonaktiebolaget LM Ericsson (Sweden)                                            47,107
          606   Tellabs, Inc.(a)                                                                     3,987
        1,834   Texas Instruments, Inc.                                                             54,947
          105   Varian Semiconductor Equipment Associates, Inc.(a)                                   3,547
          302   VeriSign, Inc.(a)                                                                   10,510
          257   Vishay Intertechnology, Inc.(a)                                                      2,346
          304   Western Digital Corp.(a)                                                             9,384
        1,275   Xerox Corp.                                                                         18,743
          412   Xilinx, Inc.                                                                         9,212
        1,820   Yahoo!, Inc.(a)                                                                     50,560
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,257,477
-----------------------------------------------------------------------------------------------------------
                Materials - 5.4%
          294   Air Products & Chemicals, Inc.                                                      26,851
          131   Albemarle Corp.                                                                      4,970
        1,152   Alcoa, Inc.                                                                         42,785
          142   Ball Corp.                                                                           6,262
        1,187   Barrick Gold Corp.(Canada)                                                          61,665
          209   Celanese Corp.                                                                       8,130
        1,283   Dow Chemical Co.(The)                                                               48,356
          115   Eastman Chemical Co.                                                                 7,568
          338   Ecolab, Inc.                                                                        15,815
        1,228   EI Du Pont de Nemours & Co.                                                         57,004
          161   Hercules, Inc.                                                                       2,950
          111   International Flavors & Fragrances, Inc.                                             4,787
          594   International Paper Co.                                                             18,830
           96   Lubrizol Corp.                                                                       5,597
          256   MeadWestvaco Corp.                                                                   6,569
          748   Monsanto Co.                                                                        86,529
          627   Newmont Mining Corp.                                                                32,084
           42   OM Group, Inc.(a)                                                                    2,542
          180   Pactiv Corp.(a)                                                                      4,558
          474   POSCO, ADR (Korea)                                                                  64,132
          226   PPG Industries, Inc.                                                                14,007
          271   Rohm & Haas Co.                                                                     14,528
          224   Sealed Air Corp.                                                                     5,423
          288   Weyerhaeuser Co.                                                                    17,626
-----------------------------------------------------------------------------------------------------------
                                                                                                   559,568
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Telecommunication Services - 4.7%
        8,301   AT&T, Inc.                                                                $        289,124
        2,118   Level 3 Communications, Inc.(a)                                                      4,723
        1,000   SK Telecom Co.Ltd.(Korea)                                                           22,400
        3,866   Sprint Nextel Corp.                                                                 27,487
        3,957   Verizon Communications, Inc.                                                       143,718
-----------------------------------------------------------------------------------------------------------
                                                                                                   487,452
-----------------------------------------------------------------------------------------------------------
                Utilities - 0.8%
          373   Consolidated Edison, Inc.                                                           15,252
          443   Edison International                                                                21,884
        1,028   Southern Co.                                                                        35,497
          161   Wisconsin Energy Corp.                                                               7,023
-----------------------------------------------------------------------------------------------------------
                                                                                                    79,656
-----------------------------------------------------------------------------------------------------------
                Total Common Stock - 99.7%
                (Cost $10,774,915)                                                              10,245,162
-----------------------------------------------------------------------------------------------------------
                Exchange-Traded Funds - 0.2%
          120   SPDR Trust Series 1
                (Cost $16,362)                                                                      16,058
-----------------------------------------------------------------------------------------------------------
                Total Investments - 99.9%
                (Cost $10,791,277)                                                              10,261,220
                Other Assets in excess of Liabilities - 0.1%                                        10,984
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $     10,272,204
===========================================================================================================

ADR   - American Depositary Receipt

(a)   Non-income producing security.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 49

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

DEF | Claymore/Sabrient Defender ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 94.8%

                Consumer Discretionary - 8.8%
        3,007   Abercrombie & Fitch Co.- Class A                                          $        233,133
       35,945   Ford Motor Co.(a)                                                                  234,721
        2,940   Magna International, Inc.- Class A (Canada) (b)                                    215,237
        4,216   McDonald's Corp.                                                                   228,128
        9,888   Newell Rubbermaid, Inc.                                                            224,458
       19,879   Service Corp.International                                                         214,693
       11,622   Shaw Communications, Inc.- Class B (Canada)                                        226,397
          300   Washington Post Co.(The) - Class B                                                 217,200
        2,507   Whirlpool Corp.                                                                    211,516
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,005,483
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 16.9%
        4,805   Anheuser-Busch Cos., Inc.                                                          226,267
        3,175   British American Tobacco PLC - ADR (United Kingdom)                                239,395
        7,196   Campbell Soup Co.                                                                  232,359
        3,046   Colgate-Palmolive Co.                                                              231,770
        3,555   Costco Wholesale Corp.                                                             220,126
        4,168   General Mills, Inc.                                                                233,366
        5,407   H.J.Heinz Co.                                                                      238,503
        2,429   Imperial Tobacco Group PLC - ADR (United Kingdom)                                  224,561
        4,620   Kellogg Co.                                                                        234,326
        2,768   Loews Corp.(Tracking Stock)                                                        208,403
        8,940   PepsiAmericas, Inc.                                                                226,182
        3,509   Reynolds American, Inc.                                                            223,593
       16,507   Sara Lee Corp.                                                                     208,483
        7,872   SUPERVALU, Inc.                                                                    206,640
        4,100   UST, Inc.                                                                          222,589
        4,639   Wal-Mart Stores, Inc.                                                              230,048
        4,137   WM Wrigley Jr.Co.                                                                  247,641
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,854,252
-----------------------------------------------------------------------------------------------------------
                Energy - 7.8%
        5,565   Cimarex Energy Co.(b)                                                              293,276
        5,718   Enbridge, Inc.(Canada)                                                             235,582
        4,521   Imperial Oil Ltd.(Canada)                                                          255,843
        5,296   Petro-Canada (Canada)                                                              254,420
        5,603   Pioneer Natural Resources Co.                                                      250,958
        7,476   Repsol YPF SA - ADR (Spain) (b)                                                    257,997
        5,798   TransCanada Corp.(Canada)                                                          232,442
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,780,518
-----------------------------------------------------------------------------------------------------------
                Financials - 17.7%
        3,863   Aflac, Inc.                                                                        241,090
        4,822   Allstate Corp.(The)                                                                230,154
       11,097   Annaly Capital Management, Inc.- REIT                                              229,597

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
        6,180   Apartment Investment & Management Co.- Class A - REIT                     $        212,901
        5,833   Axis Capital Holdings Ltd.(Bermuda)                                                215,063
        4,762   Bank of Nova Scotia (Canada) (b)                                                   230,909
        5,998   Cincinnati Financial Corp.                                                         222,946
        9,844   Duke Realty Corp.- REIT                                                            225,624
          724   Fairfax Financial Holdings Ltd.(Canada)                                            219,300
        6,251   General Growth Properties, Inc.- REIT                                              220,723
        6,827   Hospitality Properties Trust - REIT                                                248,025
        9,131   iStar Financial, Inc.- REIT                                                        179,972
        3,418   Macerich Co.(The) - REIT                                                           218,752
        6,254   Manulife Financial Corp.(Canada)                                                   242,092
          508   Markel Corp.(a)                                                                    236,093
        2,818   PartnerRe Ltd.(Bermuda)                                                            216,676
        3,769   Torchmark Corp.                                                                    227,120
        4,790   Travelers Cos., Inc.(The)                                                          222,304
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,039,341
-----------------------------------------------------------------------------------------------------------
                Health Care - 13.7%
        2,397   C.R.Bard, Inc.                                                                     227,212
        8,878   Elan Corp.PLC - ADR (Ireland) (a) (b)                                              202,152
        4,609   Fresenius Medical Care AG & Co.KGaA - ADR (Germany)                                241,189
        4,409   Hillenbrand Industries, Inc.(b)                                                    231,340
        9,776   IMS Health, Inc.                                                                   220,058
        3,597   Johnson & Johnson                                                                  222,870
        3,086   Laboratory Corp.of America Holdings (a)                                            238,579
        3,937   McKesson Corp.                                                                     231,338
        4,955   Merck & Co., Inc.                                                                  219,507
       16,424   Mylan, Inc.                                                                        194,460
        4,635   Novartis AG - ADR (Switzerland)                                                    227,810
       10,041   Pfizer, Inc.                                                                       223,713
        5,384   Pharmaceutical Product Development, Inc.                                           242,657
        4,531   Quest Diagnostics, Inc.                                                            215,993
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,138,878
-----------------------------------------------------------------------------------------------------------
                Industrials - 10.0%
       23,700   Allied Waste Industries, Inc.(a)                                                   245,058
        4,506   Avery Dennison Corp.                                                               231,248
        4,540   Canadian National Railway Co.(Canada)                                              239,621
       17,438   Lan Airlines SA - ADR (Chile) (b)                                                  233,320
        2,147   Lockheed Martin Corp.                                                              221,570
        2,906   Northrop Grumman Corp.                                                             228,441
        6,717   R.R. Donnelley & Sons Co.                                                          213,802
        7,299   Republic Services, Inc.                                                            222,838
        3,160   United Parcel Service, Inc.- Class B                                               221,958
        6,974   Waste Management, Inc.                                                             228,956
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,286,812
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

50 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

DEF | Claymore/Sabrient Defender ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Information Technology - 1.0%
        4,633   Affiliated Computer Services, Inc.- Class A (a)                           $        235,125
-----------------------------------------------------------------------------------------------------------
                Materials - 9.1%
        3,782   Agnico-Eagle Mines Ltd.(Canada)                                                    260,202
        5,128   Ball Corp.                                                                         226,145
        3,500   Eastman Chemical Co.                                                               230,335
        5,070   El Du Pont de Nemours & Co.                                                        235,349
        8,764   MeadWestvaco Corp.                                                                 224,884
        3,503   PPG Industries, Inc.                                                               217,116
        4,272   Rohm & Haas Co.                                                                    229,022
        8,783   Sealed Air Corp.                                                                   212,636
        6,584   Ternium SA - ADR (Luxembourg)                                                      245,320
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,081,009
-----------------------------------------------------------------------------------------------------------
                Telecommunication Services - 7.9%
        6,232   AT&T, Inc.                                                                         217,061
        6,563   BCE, Inc.(Canada)                                                                  237,581
        6,302   CenturyTel, Inc.                                                                   228,069
        3,910   China Netcom Group Corp.Hong Kong Ltd.- ADR (China)                                239,409
       20,694   Citizens Communications Co.                                                        222,254
        3,112   Philippine Long Distance Telephone Co.- ADR (Philippines)                          220,796
       40,793   Qwest Communications International, Inc.                                           220,282
        6,180   Verizon Communications, Inc.                                                       224,458
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,809,910
-----------------------------------------------------------------------------------------------------------
                Utilities - 1.9%
        5,157   Consolidated Edison, Inc.                                                          210,870
        4,907   Wisconsin Energy Corp.                                                             214,043
-----------------------------------------------------------------------------------------------------------
                                                                                                   424,913
-----------------------------------------------------------------------------------------------------------
                Total Common Stocks - 94.8%
                (Cost $23,763,149)                                                              21,656,241
-----------------------------------------------------------------------------------------------------------

                Master Limited Partnerships - 2.9%

                Energy - 2.9%

        6,930   Energy Transfer Equity LP                                                          230,492
        4,553   Energy Transfer Partners LP                                                        218,180
        7,194   Enterprise Products Partners LP                                                    222,798
-----------------------------------------------------------------------------------------------------------
                Total Master Limited Partnerships
                (Cost $703,248)                                                                    671,470
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Income Trusts - 2.2%

                Energy - 2.2%

        5,889   Enerplus Resources Fund (Canada)                                          $        253,580
       13,264   Pengrowth Energy Trust (Canada)                                                    247,506
-----------------------------------------------------------------------------------------------------------
                Total Income Trusts
                (Cost $496,719)                                                                    501,086
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.9%
                (Cost $24,963,116)                                                              22,828,797
-----------------------------------------------------------------------------------------------------------

                Short-Term Investments - 4.7%

                Investments of Cash Collateral For Securities Loaned - 4.7%

                Money Market Funds (c) - 4.7%
    1,079,700   UBS Private Money Market Fund LLC,3.55% (d)                                      1,079,700
                (Cost $1,079,700)
-----------------------------------------------------------------------------------------------------------
                Total Investments - 104.6%
                (Cost $26,042,816)                                                              23,908,497
                Liabilities in excess of Other Assets - (4.6%)                                  (1,057,498)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $     22,850,999
===========================================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

Ltd.- Limited

KGaA - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA Corporation

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29,2008.

(c) At February 29,2008, the total market value of the Fund's securities on loan was $1,042,946 and the total market value of the collateral by the Fund was $1,079,700.

(d)   Interest rate shown reflects yield as of February 29,2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 51

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

NFO | Claymore/Sabrient Insider ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 96.7%

                Consumer Discretionary - 14.0%

       10,697   CBS Corp.- Class B                                                        $        244,106
       15,791   Comcast Corp.- Class A                                                             308,556
        4,944   DeVry, Inc.                                                                        217,239
       12,250   Eastman Kodak Co.                                                                  208,005
       13,465   Gap, Inc.(The)                                                                     271,589
       10,179   Goodyear Tire & Rubber Co.(The) (a)                                                275,851
       32,663   Interpublic Group of Cos., Inc.(a) (b)                                             281,555
        5,153   Meredith Corp.                                                                     223,383
        3,150   MGM Mirage (a)                                                                     194,009
        7,543   Nordstrom, Inc.                                                                    279,317
        4,552   Sherwin-Williams Co.(The)                                                          235,703
        7,206   Sotheby's                                                                          242,986
        5,388   Starwood Hotels & Resorts Worldwide, Inc.                                          255,014
        8,975   Walt Disney Co.(The)                                                               290,880
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,528,193
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.1%
       24,433   American Oriental Bioengineering, Inc.(a) (b)                                      243,841
        5,166   Church & Dwight Co., Inc.                                                          276,174
-----------------------------------------------------------------------------------------------------------
                                                                                                   520,015
-----------------------------------------------------------------------------------------------------------
                Energy - 6.7%
        7,650   Cabot Oil & Gas Corp.                                                              380,588
        5,885   Cameron International Corp.(a)                                                     249,995
        8,033   Crosstex Energy, Inc.                                                              287,180
        7,904   Massey Energy Co.                                                                  302,407
       11,812   Spectra Energy Corp.(b)                                                            272,975
       10,242   Western Refining, Inc.(b)                                                          204,021
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,697,166
-----------------------------------------------------------------------------------------------------------
                Financials - 19.1%
        5,049   American Express Co.                                                               213,573
        4,711   American International Group, Inc.                                                 220,757
       35,026   Anthracite Capital, Inc.- REIT (b)                                                 223,816
       15,705   Apollo Investment Corp.                                                            243,428
        4,394   Assurant, Inc.                                                                     274,845
        8,042   Cash America International, Inc.(b)                                                260,239
        7,135   Cincinnati Financial Corp.                                                         265,208
       24,146   Corus Bankshares, Inc.                                                             249,428
       17,522   Crystal River Capital, Inc.- REIT                                                  187,135
        5,619   Erie Indemnity Co.- Class A                                                        277,298
        6,362   First Community Bancorp, Inc.                                                      181,317
       11,663   Gramercy Capital Corp.- REIT                                                       238,275
        7,527   Hancock Holding Co.                                                                278,800
       16,673   Montpelier Re Holdings Ltd.(Bermuda)                                               265,267

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
        7,934   Redwood Trust, Inc.- REIT (b)                                             $        265,154
        4,789   RLI Corp.                                                                          250,129
       35,248   Security Capital Assurance Ltd.(Bermuda) (b)                                        53,577
        2,908   Simon Property Group, Inc.- REIT                                                   243,690
        9,734   St.Joe Co.(The) (b)                                                                374,272
       11,285   Unum Group                                                                         258,539
-----------------------------------------------------------------------------------------------------------
                                                                                                 4,824,747
-----------------------------------------------------------------------------------------------------------
                Health Care - 10.6%
        4,849   Aetna, Inc.                                                                        240,510
       17,045   AMN Healthcare Services, Inc.(a) (b)                                               275,959
        5,239   Cigna Corp.                                                                        233,555
       22,889   Cypress Bioscience, Inc.(a) (b)                                                    183,112
        3,935   Laboratory Corp.of America Holdings (a)                                            304,215
       20,697   Mylan, Inc.                                                                        245,052
       15,956   PDL BioPharma, Inc.(a)                                                             254,977
        6,969   PharmaNet Development Group, Inc.(a)                                               200,916
       24,264   Salix Pharmaceuticals Ltd.(a)                                                      163,782
       18,133   Sun Healthcare Group, Inc.(a)                                                      267,280
       32,917   Viropharma, Inc.(a) (b)                                                            301,520
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,670,878
-----------------------------------------------------------------------------------------------------------
                Industrials - 14.4%
        2,477   Alliant Techsystems, Inc.(a)                                                       259,936
        5,484   Avery Dennison Corp.                                                               281,439
        3,138   Boeing Co.                                                                         259,795
       13,955   Cenveo, Inc.(a)                                                                    209,883
       13,858   China Security & Surveillance Technology, Inc.(a) (b)                              207,039
        9,253   Deluxe Corp.                                                                       192,740
        6,121   Dover Corp.                                                                        254,083
        1,159   First Solar, Inc.(a)                                                               237,827
       17,491   Houston Wire & Cable Co.                                                           253,620
        2,645   L-3 Communications Holdings, Inc.                                                  281,137
        7,547   Pitney Bowes, Inc.                                                                 270,032
        4,100   Rockwell Automation, Inc.                                                          224,311
        2,175   Sunpower Corp.- Class A (a) (b)                                                    142,941
       10,371   Trinity Industries, Inc.                                                           292,151
        8,258   Waste Management, Inc.                                                             271,110
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,638,044
-----------------------------------------------------------------------------------------------------------
                Information Technology - 15.5%
       10,733   Activision, Inc.(a)                                                                292,474
        7,962   Blue Coat Systems, Inc.(a)                                                         186,948
       12,104   Broadridge Financial Solutions, Inc.                                               231,792
       11,105   CA, Inc.(b)                                                                        254,082
       16,876   Cadence Design Systems, Inc.(a)                                                    179,223
        7,605   Concur Technologies, Inc.(a) (b)                                                   222,370

See notes to financial statements.

52 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

NFO | Claymore/Sabrient Insider ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Information Technology (continued)
       78,146   Extreme Networks, Inc.(a)                                                 $        235,219
       16,288   Informatica Corp.(a)                                                               284,388
       18,077   Intevac, Inc.(a)                                                                   232,109
       10,721   Jack Henry & Associates, Inc.(b)                                                   252,265
        8,317   Lexmark International, Inc.- Class A (a)                                           274,711
       26,474   Mentor Graphics Corp.(a)                                                           240,913
       10,048   Plexus Corp.(a) (b)                                                                248,889
       39,498   S1 Corp.(a)                                                                        279,646
       14,271   Sun Microsystems, Inc.(a) (b)                                                      234,044
        7,752   Tyco Electronics Ltd.(Bermuda)                                                     255,041
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,904,114
-----------------------------------------------------------------------------------------------------------
                Materials - 9.4%
       17,878   Calgon Carbon Corp.(a) (b)                                                         292,127
        3,955   Kaiser Aluminum Corp.(b)                                                           290,099
        3,440   Mosaic Co.(The) (a)                                                                382,872
       11,948   Nalco Holding Co.                                                                  258,077
        4,695   Nucor Corp.                                                                        303,156
        4,982   OM Group, Inc.(a)                                                                  301,560
        3,241   Praxair, Inc.                                                                      260,187
        5,319   Sigma-Aldrich Corp.                                                                292,651
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,380,729
-----------------------------------------------------------------------------------------------------------
                Telecommunication Services - 0.9%
       40,659   Qwest Communications International, Inc.                                           219,559
-----------------------------------------------------------------------------------------------------------
                Utilities - 4.0%
        3,928   FirstEnergy Corp.                                                                  265,494
        4,069   FPL Group, Inc.                                                                    245,320
        6,323   ONEOK, Inc.                                                                        294,462
       16,847   Sierra Pacific Resources (b)                                                       217,495
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,022,771
-----------------------------------------------------------------------------------------------------------
                Total Common Stocks - 96.7%
                (Cost $27,778,707)                                                              24,406,216
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Master Limited Partnerships - 3.2%

                Energy - 3.2%

        9,356   Boardwalk Pipeline Partners LP (b)                                        $        221,924
        5,161   NuStar Energy LP                                                                   275,649
        1,730   ONEOK Partners LP                                                                  293,402
-----------------------------------------------------------------------------------------------------------
                (Cost $906,457)                                                                    790,975
-----------------------------------------------------------------------------------------------------------

                Exchange-Traded Funds - 0.0%
          110   iShares S&P SmallCap 600 Index Fund
                (Cost $6,705)                                                                        6,606
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.9%
                (Cost $28,691,869)                                                              25,203,797
-----------------------------------------------------------------------------------------------------------
                Short-Term Investments - 18.5%

                Investments of Cash Collateral For Securities Loaned - 18.5%

                Money Market Funds (c) - 18.5%

    4,684,600   UBS Private Money Market Fund LLC,3.55% (d)
                (Cost $4,684,600)                                                                4,684,600
-----------------------------------------------------------------------------------------------------------

                Total Investments - 118.4%
                (Cost $33,376,469)                                                              29,888,397

                Liabilities in excess of Other Assets - (18.4%)                                 (4,653,107)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $     25,235,290
===========================================================================================================

REIT - Real Estate Investment Trust

LP - Limited Partnership

Ltd.- Limited

(a)   Non-income producing security.

(b)   Security, or portion thereof was on loan at February 29,2008.

(c) At February 29,2008, the total market value of the Fund's securities on loan was $4,464,822 and the total market value of the collateral held by the Fund was $4,684,600.

(d)   Interest rate shown reflects yield as of February 29,2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 53

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

STH | Claymore/Sabrient Stealth ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 94.8%

                Consumer Discretionary - 17.1%
        1,124   Aldila, Inc.                                                              $         18,265
        5,555   American Greetings Corp.- Class A                                                  104,545
        5,252   Blyth, Inc.                                                                        104,147
        1,707   Books-A-Million, Inc.                                                               14,151
        7,188   Cato Corp.(The) - Class A                                                          112,564
        2,084   Core-Mark Holding Co., Inc.(a)                                                      55,372
        1,620   CSS Industries, Inc.                                                                56,554
        2,351   Culp, Inc.(a)                                                                       17,162
        4,258   Fuel Systems Solutions, Inc.(a)                                                     44,028
        2,760   Hooker Furniture Corp.                                                              56,552
        3,496   Interactive Data Corp.                                                             102,293
        4,464   Movado Group, Inc.                                                                  85,977
          226   NVR, Inc.(a)                                                                       122,194
        7,638   Perry Ellis International, Inc.(a)                                                 149,628
        2,109   Pre-Paid Legal Services, Inc.(a)                                                   100,494
       20,303   Retail Ventures, Inc.(a)                                                           136,639
        1,199   Russ Berrie & Co., Inc.(a)                                                          15,659
        7,214   Standard Motor Products, Inc.                                                       53,456
        6,721   Sturm Ruger & Co., Inc.(a)                                                          53,096
        5,971   Systemax, Inc.                                                                      64,666
          632   Weyco Group, Inc.                                                                   17,083
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,484,525
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 9.3%
       27,721   Alliance One International, Inc.(a)                                                135,833
        4,498   Cal-Maine Foods, Inc.(b)                                                           155,181
          950   Coca-Cola Bottling Co.                                                              51,955
        5,684   Imperial Sugar Co.                                                                 109,133
        2,390   National Beverage Corp.                                                             17,495
        1,294   Nutraceutical International Corp.(a)                                                16,486
        2,067   Universal Corp.                                                                    117,633
        5,326   Vector Group Ltd.                                                                   97,892
        6,002   Winn-Dixie Stores, Inc.(a)                                                          98,133
-----------------------------------------------------------------------------------------------------------
                                                                                                   799,741
-----------------------------------------------------------------------------------------------------------
                Energy - 4.1%
        4,010   Abraxas Petroleum Corp.(a)                                                          15,037
        4,058   Bolt Technology Corp.(a)                                                            70,569
        1,761   Lufkin Industries, Inc.                                                            100,659
       11,290   Omni Energy Services Corp.(a)                                                       46,063
        1,795   Petroleum Development Corp.(a)                                                     125,219
                                                                                                   357,547

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Financials - 25.8%
          270   Alleghany Corp.(a)                                                        $         97,470
        8,383   Amtrust Financial Services, Inc.(b)                                                139,996
        6,079   Associated Estates Realty Corp.- REIT                                               59,878
        3,864   BRT Realty Trust - REIT                                                             48,686
        7,695   Capstead Mortgage Corp.- REIT                                                      132,508
        1,485   Citizens First Bancorp, Inc.                                                        18,726
        3,339   Citizens, Inc.(a)                                                                   18,865
        2,704   City Bank                                                                           49,862
        2,858   CNA Surety Corp.(a)                                                                 40,326
        4,322   Cohen & Steers, Inc.(b)                                                            108,828
        5,197   Colonial Properties Trust - REIT                                                   126,599
        1,112   Credit Acceptance Corp.(a)                                                          16,880
        2,550   Equity Lifestyle Properties, Inc.- REIT (b)                                        116,484
        1,980   Federal Agricultural Mortgage Corp.- Class C                                        47,599
          832   First South Bancorp, Inc.(b)                                                        16,374
        3,060   General Growth Properties, Inc.- REIT                                              108,049
       11,315   GMH Communities Trust - REIT                                                       101,382
          951   Great Southern Bancorp, Inc.                                                        17,070
        5,231   JER Investors Trust, Inc.- REIT (b)                                                 53,618
        1,855   Life Partners Holdings, Inc.                                                        27,918
        1,935   Mission West Properties - REIT                                                      17,802
        1,874   National Health Investors, Inc.- REIT                                               56,464
        4,471   Och-Ziff Capital Management Group LLC - Class A                                    103,459
          959   One Liberty Properties, Inc.- REIT                                                  16,783
        4,208   Pennsylvania Real Estate Investment Trust - REIT                                   104,064
        2,678   Ramco-Gershenson Properties - REIT                                                  59,505
        1,542   Royal Bancshares of Pennsylvania                                                    20,586
          743   Sierra Bancorp (b)                                                                  16,621
          733   Transatlantic Holdings, Inc.                                                        49,404
        3,654   United Fire & Casualty Co.                                                         125,515
          881   United Western Bancorp, Inc.                                                        16,545
        7,471   Universal Insurance Holding, Inc.                                                   44,004
          828   Univest Corp of Pennsylvania                                                        16,949
        3,794   Urstadt Biddle Properties, Inc.- Class A - REIT                                     55,734
        6,505   US Global Investors, Inc.- Class A (b)                                             109,609
        2,031   Vestin Realty Mortgage II, Inc.- REIT                                               17,081
        9,897   Winthrop Realty Trust - REIT                                                        49,287
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,226,530
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

54 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

STH | Claymore/Sabrient Stealth ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Health Care - 3.8%
        1,058   Caraco Pharmaceutical Laboratories Ltd.(a)                                $         17,383
        2,293   Corvel Corp.(a)                                                                     69,088
        1,543   Ensign Group, Inc.(The)                                                             13,362
       11,681   Enzon Pharmaceuticals, Inc.(a)                                                     100,340
        1,471   Genoptix, Inc.(a)                                                                   37,761
        1,001   Landauer, Inc.                                                                      47,848
        1,091   Psychemedics Corp.                                                                  18,002
        4,423   Theragenics Corp.(a)                                                                17,161
        1,235   Transcend Services, Inc.(a)                                                         11,572
-----------------------------------------------------------------------------------------------------------
                                                                                                   332,517
-----------------------------------------------------------------------------------------------------------

                Industrials - 15.3%
        2,974   AAON, Inc.                                                                          49,101
       14,734   ABX Holdings, Inc.(a)                                                               45,086
       11,339   Advanced Battery Technologies, Inc.(a)                                              52,613
        2,002   Allegiant Travel Co.(a)                                                             54,474
        1,531   Ampco-Pittsburgh Corp.                                                              57,964
        2,079   Atlas Air Worldwide Holdings, Inc.(a)                                              105,197
        3,412   Bowne & Co., Inc.                                                                   45,277
        2,475   CDI Corp.                                                                           56,306
          666   Chase Corp.                                                                         15,718
        7,205   China Architectural Engineering, Inc.(a) (b)                                        42,149
        4,504   COMSYS IT Partners, Inc.(a)                                                         42,428
        5,170   Dollar Thrifty Automotive Group (a)                                                 74,241
        2,906   GeoEye, Inc.(a)                                                                     87,790
        2,263   Graham Corp.                                                                        87,080
        2,664   Hurco Cos., Inc.(a)                                                                117,802
        2,940   Integrated Electrical Services, Inc.(a)                                             50,744
          805   International Shipholding Corp.(a)                                                  15,343
          521   Key Technology, Inc.(a)                                                             18,397
        1,012   LS Starrett Co.- Class A                                                            17,649
        1,296   Michael Baker Corp.(a)                                                              37,325
        1,344   Miller Industries, Inc.(a)                                                          15,537
        6,748   PRG-Schultz International, Inc.(a)                                                  59,450
        5,547   Rollins, Inc.                                                                       97,905
        1,189   SIFCO Industries, Inc.(a)                                                           16,123
        2,388   Sun Hydraulics Corp.                                                                51,891
        2,058   TRC Cos., Inc.(a)                                                                   10,434
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,324,024
-----------------------------------------------------------------------------------------------------------

                Information Technology - 12.5%
        9,854   Advanced Energy Industries, Inc.(a)                                                126,328
        7,430   Avici Systems, Inc.(a)                                                              56,988

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
          429   CAM Commerce Solutions, Inc.                                              $         16,165
          555   Cass Information Systems, Inc.                                                      15,540
        2,523   Digital Ally, Inc.(a)                                                               17,156
        3,605   Globalscape, Inc.(a)                                                                12,726
        5,713   Imergent, Inc.(b)                                                                   62,843
       10,459   Immersion Corp.(a)                                                                  88,169
        6,051   infoUSA, Inc.                                                                       46,048
        2,203   Integral Systems, Inc.                                                              53,621
        2,746   Integrated Silicon Solution, Inc.(a)                                                16,394
        2,624   Internet Brands, Inc.- Class A (a)                                                  20,913
        4,979   Metavante Technologies, Inc.(a)                                                    107,895
        7,478   Methode Electronics, Inc.                                                           79,641
        2,109   Rimage Corp.(a)                                                                     48,549
        1,213   Spectrum Control, Inc.(a)                                                           10,929
        2,943   Telular Corp.(a)                                                                    10,359
        3,902   Teradata Corp.(a)                                                                   98,447
          961   Tessco Technologies, Inc.(a)                                                        15,655
       10,092   United Online, Inc.                                                                100,718
        1,950   Versant Corp.(a)                                                                    56,336
        3,714   White Electronic Designs Corp.(a)                                                   15,562
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,076,982
-----------------------------------------------------------------------------------------------------------

                Materials - 6.0%
        1,697   AEP Industries, Inc.(a)                                                             51,572
        1,112   American Pacific Corp.                                                              17,914
        9,031   Buckeye Technologies, Inc.(a)                                                       97,625
        4,326   ICO, Inc.(a)                                                                        33,700
        2,600   Kapstone Paper and Packaging Corp.(a)                                               17,290
        4,197   LSB Industries, Inc.(a)                                                            100,098
          850   Mesabi Trust                                                                        20,230
        4,423   Penford Corp.                                                                       96,819
        8,065   ShengdaTech, Inc.(a) (b)                                                            85,328
-----------------------------------------------------------------------------------------------------------
                                                                                                   520,576
-----------------------------------------------------------------------------------------------------------

                Telecommunication Services - 0.7%
        1,300   D&E Communications, Inc.                                                            14,157
        4,084   USA Mobility, Inc.(a)                                                               42,882
-----------------------------------------------------------------------------------------------------------
                                                                                                    57,039
-----------------------------------------------------------------------------------------------------------
                Utilities - 0.2%
          300   EnergySouth, Inc.                                                                   15,228
-----------------------------------------------------------------------------------------------------------
                                                                                                    15,228
-----------------------------------------------------------------------------------------------------------

                Total Common Stocks - 94.8%
                (Cost $9,507,087)                                                                8,194,709
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.
                                      SemiAnnual Report | February 29, 2008 | 55

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

STH | Claymore/Sabrient Stealth ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Master Limited Partnerships - 1.7%

                Energy - 1.5%
        4,890   Capital Product Partners LP (Marshall Islands)                            $         98,778
          832   Dorchester Minerals LP                                                              17,705
          385   Inergy Holdings LP                                                                  17,017
-----------------------------------------------------------------------------------------------------------
                                                                                                   133,500
-----------------------------------------------------------------------------------------------------------
                Utilities - 0.2%
        5,122   Star Gas Partners LP (a)                                                            16,595
-----------------------------------------------------------------------------------------------------------
                Total Master Limited Partnerships
                (Cost $189,090)                                                                    150,095
-----------------------------------------------------------------------------------------------------------
                Closed-End Funds - 0.6%
        2,364   Kayne Anderson Energy Development Co.
                (Cost $54,504)                                                                      56,169
-----------------------------------------------------------------------------------------------------------
                Royalty Trusts - 2.7%

                Energy - 2.7%
        1,263   BP Prudhoe Bay Royalty Trust                                                       109,060
        2,129   Hugoton Royalty Trust                                                               60,144
        3,179   Permian Basin Royalty Trust                                                         60,528
-----------------------------------------------------------------------------------------------------------
                (Cost $206,109)                                                                    229,732
-----------------------------------------------------------------------------------------------------------
                Exchange-Traded Funds - 0.1%
          110   iShares S&P SmallCap 600 Index Fund                                                  6,606
                (Cost $6,748)
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.9%
                (Cost $9,963,538)                                                                8,637,311
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Short-Term Investments - 9.3%

                Investments of Cash Collateral for Securities Loaned - 9.3%

                Money Market Funds (c) - 9.3%
      805,900   UBS Private Money Market Fund LLC, 3.55% (d)
                (Cost $805,900)                                                           $        805,900
-----------------------------------------------------------------------------------------------------------

                Total Investments - 109.2%
                (Cost $10,769,438)                                                               9,443,211

                Liabilities in excess of Other Assets - (9.2%)                                    (798,756)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $      8,644,455
===========================================================================================================

REIT - Real Estate Investment Trust

LP - Limited Partnership

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29, 2008.

(c) At February 29, 2008, the total market value of the Fund's securities on loan was $762,785 and the total market value of the collateral held by the Fund was $805,900.

(d)   Interest rate shown reflects yield as of February 29, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

56 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Common Stocks - 90.4%

                Consumer Discretionary - 7.1%
        1,446   Burger King Holdings, Inc.                                                $         37,104
        1,672   EW Scripps Co.- Class A                                                             69,839
        1,826   Genuine Parts Co.                                                                   75,322
          561   International Speedway Corp.- Class A                                               22,350
        2,897   Service Corp.International                                                          31,288
          601   Snap-On, Inc.                                                                       30,002
        1,983   Tim Hortons, Inc.                                                                   69,742
-----------------------------------------------------------------------------------------------------------
                                                                                                   335,647
-----------------------------------------------------------------------------------------------------------

                Consumer Staples - 6.7%
          802   Corn Products International, Inc.                                                   29,441
        1,022   Delhaize Group, ADR (Belgium)                                                       77,202
        1,444   Hormel Foods Corp.                                                                  59,002
          598   JM Smucker Co.(The)                                                                 30,612
        1,560   Molson Coors Brewing Co.- Class B                                                   84,178
        1,404   PepsiAmericas, Inc.                                                                 35,521
-----------------------------------------------------------------------------------------------------------
                                                                                                   315,956
-----------------------------------------------------------------------------------------------------------

                Energy - 1.6%
        1,716   Continental Resources, Inc.(a)                                                      48,185
          476   Unit Corp.(a)                                                                       26,251
-----------------------------------------------------------------------------------------------------------
                                                                                                    74,436
-----------------------------------------------------------------------------------------------------------

                Financials - 20.4%
          631   Allied World Assurance Co.Holdings Ltd.(Bermuda)                                    27,480
          710   Arch Capital Group Ltd.(Bermuda) (a)                                                48,621
        1,620   Axis Capital Holdings Ltd.(Bermuda)                                                 59,729
          721   BOK Financial Corp.                                                                 37,290
        2,794   CNA Financial Corp.                                                                 74,460
        5,159   Discover Financial Services                                                         77,849
          661   Everest Re Group, Ltd.(Bermuda)                                                     64,038
          101   Markel Corp.(a)                                                                     46,940
        1,249   MF Global, Ltd.(Bermuda) (a)                                                        21,920
        1,479   Nationwide Financial Services - Class A                                             61,009
          768   Philadelphia Consolidated Holding Co.(a)                                            26,051
          750   Protective Life Corp.                                                               28,942
          739   RenaissanceRe Holdings, Ltd.(Bermuda)                                               40,571
        2,028   SEI Investments Co.                                                                 50,720
          528   StanCorp Financial Group, Inc.                                                      25,920
          981   Torchmark Corp.                                                                     59,115
        3,774   Unum Group                                                                          86,462
          764   Validus Holdings, Ltd.(Bermuda)                                                     18,978
        1,501   Willis Group Holdings, Ltd.(Bermuda)                                                49,308
        1,919   WR Berkley Corp.                                                                    55,248
-----------------------------------------------------------------------------------------------------------
                                                                                                   960,651
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Health Care - 7.8%
          651   Beckman Coulter, Inc.                                                     $         43,942
        1,617   Coventry Health Care, Inc.(a)                                                       83,874
        1,580   Dentsply International, Inc.                                                        61,683
        1,156   Health Net, Inc.(a)                                                                 50,795
        1,213   Laboratory Corp.of America Holdings (a)                                             93,777
          509   Pediatrix Medical Group, Inc.(a)                                                    33,599
-----------------------------------------------------------------------------------------------------------
                                                                                                   367,670
-----------------------------------------------------------------------------------------------------------

                Industrials - 14.5%
        1,099   Avery Dennison Corp.                                                                56,401
        1,916   Cooper Industries, Ltd.- Class A (Bermuda)                                          80,338
          650   Crane Co.                                                                           26,800
          740   Diana Shipping, Inc.(Marshall Island)                                               21,090
          611   Dun & Bradstreet Corp.                                                              53,365
          420   Elbit Systems, Ltd.(Israel)                                                         23,713
        1,390   Equifax, Inc.                                                                       47,566
          896   Harsco Corp.                                                                        50,615
          645   Hubbell, Inc.- Class B                                                              29,264
          463   Lincoln Electric Holdings, Inc.                                                     31,086
          858   Manpower, Inc.                                                                      48,649
        1,308   Pall Corp.                                                                          51,496
        1,998   Republic Services, Inc.                                                             60,999
        2,215   RR Donnelley & Sons Co.                                                             70,503
        1,015   Timken Co.                                                                          30,582
-----------------------------------------------------------------------------------------------------------
                                                                                                   682,467
-----------------------------------------------------------------------------------------------------------

                Information Technology - 19.1%
        2,133   Amdocs Ltd.(Guernsey) (a)                                                           66,123
        1,877   Amphenol Corp.- Class A                                                             69,393
        1,304   Arrow Electronics, Inc.(a)                                                          42,523
        1,823   AVX Corp.                                                                           22,860
        5,449   Electronic Data Systems Corp.                                                       94,377
        2,043   Fidelity National Information Services, Inc.                                        84,764
        8,692   Flextronics International, Ltd.(Singapore) (a)                                      88,137
        1,437   Harris Corp.                                                                        70,169
        1,871   Ingram Micro, Inc.- Class A (a)                                                     28,570
        2,021   Integrated Device Technology, Inc.(a)                                               16,956
        1,679   McAfee, Inc.(a)                                                                     55,860
        1,230   Metavante Technologies, Inc.(a)                                                     26,654
          389   Mettler Toledo International, Inc.(a)                                               38,005
        1,924   Molex, Inc.                                                                         43,348
        1,951   Molex, Inc.- Class A                                                                42,473
        1,886   NCR Corp.(a)                                                                        41,794
        2,026   Total System Services, Inc.                                                         45,038

See notes to financial statements.
                                      SemiAnnual Report | February 29, 2008 | 57

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CZA | Claymore/Zacks Mid-Cap Core ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Information Technology (continued)
        1,973   Vishay Intertechnology, Inc.(a)                                           $         18,013
-----------------------------------------------------------------------------------------------------------
                                                                                                   895,057
-----------------------------------------------------------------------------------------------------------
                Materials - 5.7%
          870   Airgas, Inc.                                                                        42,273
        1,705   Crown Holdings, Inc.(a)                                                             42,472
          804   FMC Corp.                                                                           45,514
        3,302   Gerdau Ameristeel Corp.(Canada)                                                     49,497
        1,454   Nalco Holding Co.                                                                   31,406
        1,290   RPM International, Inc.                                                             26,974
        1,064   Sonoco Products Co.                                                                 29,973
-----------------------------------------------------------------------------------------------------------
                                                                                                   268,109
-----------------------------------------------------------------------------------------------------------
                Telecommunications Services - 0.7%
        1,020   Cellcom Israel, Ltd.(Israel)                                                        32,722
-----------------------------------------------------------------------------------------------------------
                Utilities - 6.8%
        1,907   MDU Resources Group, Inc.                                                           50,078
        1,079   Oneok, Inc.                                                                         50,249
        2,031   Pepco Holdings, Inc.                                                                51,323
        1,245   Puget Energy, Inc.                                                                  33,242
        1,223   SCANA Corp.                                                                         46,315
        1,270   Southern Union Co.                                                                  32,664
        1,223   Wisconsin Energy Corp.                                                              53,347
-----------------------------------------------------------------------------------------------------------
                                                                                                   317,218
-----------------------------------------------------------------------------------------------------------
                Total Common Stock - 90.4%
                (Cost $4,651,704)                                                                4,249,933
-----------------------------------------------------------------------------------------------------------
                Master Limited Partnerships - 9.4%
                Energy - 7.7%
          953   Boardwalk Pipeline Partners LP                                                      22,605
          582   Enbridge Energy Partners LP                                                         29,088
        2,345   Energy Transfer Equity LP                                                           77,995
        1,393   Energy Transfer Partners LP                                                         66,753
          523   NuStar Energy LP                                                                    27,933
          485   ONEOK Partners LP                                                                   30,085
        1,211   Plains All American Pipeline LP                                                     57,825
          307   Sunoco Logistics Partners LP                                                        16,425
          953   TEPPCO Partners LP                                                                  35,985
-----------------------------------------------------------------------------------------------------------
                                                                                                   364,694
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Financials - 1.3%
          956   AllianceBernstein Holding LP                                              $         59,320
-----------------------------------------------------------------------------------------------------------
                Utilities - 0.4%
          612   Amerigas Partners LP                                                                19,921
-----------------------------------------------------------------------------------------------------------
                Total Master Limited Partnerships - 9.4%
                (Cost $507,187)                                                                    443,935
-----------------------------------------------------------------------------------------------------------
                Exchange Traded Funds - 0.1%
           40   iShares Russell Midcap Index Fund
                (Cost $3,858)                                                                        3,799
-----------------------------------------------------------------------------------------------------------
                Total Investments - 99.9%
                (Cost $5,162,749)                                                                4,697,667
                Other Assets in excess of Liabilities - 0.1%                                         2,563
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $      4,700,230
===========================================================================================================

LP - Limited Partnership

ADR - American Depositary Receipt

(a) Non-income producing security.

See notes to financial statements.

58 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Long-Term Investments - 100.0%

                Common Stocks - 100.0%

                Consumer Discretionary - 20.8%

       26,196   Amazon.Com, Inc.(a)                                                       $      1,688,856
       27,656   Apollo Group, Inc., Class A (a)                                                  1,697,525
       20,045   BorgWarner, Inc.                                                                   864,140
        4,179   Central European Media Enterprises Ltd., Class A (Bermuda) (a)                     384,134
        6,587   Chipotle Mexican Grill, Inc., Class A (a)                                          654,089
       25,386   Daimler AG (Germany)                                                             2,111,861
        9,348   DeVry, Inc.                                                                        410,751
       38,613   Discovery Holding Co., Class A (a)                                                 871,495
       46,030   Expedia, Inc.(a)                                                                 1,055,468
       23,431   GameStop Corp., Class A (a)                                                        992,537
       20,031   Garmin Ltd.(Cayman Islands)                                                      1,176,020
        5,703   ITT Educational Services, Inc.(a)                                                  314,920
       23,546   Las Vegas Sands Corp.(a)                                                         1,961,382
       49,520   Liberty Global, Inc., Class A (a)                                                1,861,952
       41,173   McDonald's Corp.                                                                 2,227,871
        6,237   Morningstar, Inc.(a)(b)                                                            406,590
       16,289   Penn National Gaming, Inc.(a)                                                      746,525
        4,215   priceline.com, Inc.(a)                                                             480,594
       39,414   Tim Hortons, Inc.(Canada)                                                        1,386,190
       17,300   Wynn Resorts Ltd.(a)                                                             1,742,110
       50,712   Yum! Brands, Inc.                                                                1,747,029
-----------------------------------------------------------------------------------------------------------
                                                                                                24,782,039
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.1%
       61,046   CVS Caremark Corp.                                                               2,465,037
-----------------------------------------------------------------------------------------------------------
                Energy - 0.3%
       12,440   Dresser-Rand Group, Inc.(a)                                                        423,831
-----------------------------------------------------------------------------------------------------------
                Health Care - 25.0%
       42,047   Aetna, Inc.                                                                      2,085,531
       34,109   Biogen Idec, Inc.(a)(b)                                                          1,990,601
       13,731   BioMarin Pharmaceutical, Inc.(a)                                                   522,327
       14,735   Charles River Laboratories International, Inc.(a)                                  863,176
       11,199   Covance, Inc.(a)                                                                   945,308
       21,546   Dentsply International, Inc.                                                       841,156
       26,584   Express Scripts, Inc.(a)                                                         1,571,114
        7,703   Gen-Probe, Inc.(a)                                                                 368,280
       52,750   Gilead Sciences, Inc.(a)                                                         2,496,130
       25,783   Humana, Inc.(a)                                                                  1,761,752
        8,295   Idexx Laboratories, Inc.(a)                                                        460,124
        8,206   Illumina, Inc.(a)                                                                  594,196
       11,291   ImClone Systems, Inc.(a)                                                           508,208
        5,985   Intuitive Surgical, Inc.(a)                                                      1,687,291

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
        8,625   Inverness Medical Innovations, Inc.(a)                                    $        251,419
        5,200   Invitrogen Corp.(a)                                                                439,348
       47,860   Medco Health Solutions, Inc.(a)                                                  2,120,677
       41,763   Merck & Co., Inc.                                                                1,850,101
       64,854   Millennium Pharmaceuticals, Inc.(a)                                                907,308
       13,883   Perrigo Co.                                                                        463,970
       24,036   Pharmaceutical Product Development, Inc.                                         1,083,303
       23,079   Qiagen NV (Netherlands) (a) (b)                                                    507,507
       91,078   Schering-Plough Corp.                                                            1,976,393
       42,063   Thermo Fisher Scientific, Inc.(a)                                                2,352,584
       18,399   Waters Corp.(a)                                                                  1,096,764
-----------------------------------------------------------------------------------------------------------
                                                                                                29,744,568
-----------------------------------------------------------------------------------------------------------
                Industrials - 26.2%
       14,284   AGCO Corp.(a)                                                                      926,460
        4,269   Alliant Techsystems, Inc.(a)                                                       447,989
       20,712   Ametek, Inc.                                                                       882,124
       18,342   BE Aerospace, Inc.(a)                                                              629,131
        4,891   Bucyrus International, Inc., Class A                                               488,513
       29,489   CNH Global NV (Netherlands)                                                      1,518,683
       11,406   Copart, Inc.(a)                                                                    475,174
       30,466   Cummins, Inc.                                                                    1,534,877
       26,042   Deere & Co.                                                                      2,219,039
       10,479   Donaldson Co., Inc.                                                                441,795
       42,817   Emerson Electric Co.                                                             2,181,954
       10,079   Flowserve Corp.                                                                  1,097,603
       13,311   Fluor Corp.                                                                      1,853,557
        6,631   General Cable Corp.(a)                                                             409,265
       20,604   Goodrich Corp.                                                                   1,220,375
       15,173   Harsco Corp.                                                                       857,123
       22,125   Joy Global, Inc.                                                                 1,468,436
       25,041   KBR, Inc.                                                                          834,617
       18,307   L-3 Communications Holdings, Inc.                                                1,945,851
       19,871   Manitowoc Co., Inc.                                                                809,545
       25,799   Parker Hannifin Corp.                                                            1,667,389
       13,983   Precision Castparts Corp.                                                        1,543,583
        9,437   SPX Corp.                                                                          965,405
       16,356   Stericycle, Inc.(a)                                                                881,425
       27,234   Textron, Inc.                                                                    1,475,266
       19,324   Union Pacific Corp.                                                              2,410,862
-----------------------------------------------------------------------------------------------------------
                                                                                                31,186,041
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 59

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

XRO | Claymore/Zacks Sector Rotation ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Information Technology - 22.4%
       49,007   Activision, Inc.(a)                                                       $      1,335,441
       31,408   Amphenol Corp., Class A                                                          1,161,154
       12,254   Apple, Inc.(a)                                                                   1,531,995
       61,492   BEA Systems, Inc.(a)                                                             1,172,652
       26,965   Cypress Semiconductor Corp.(a)                                                     586,219
        4,802   Equinix, Inc.(a)                                                                   333,019
       15,519   Flir Systems, Inc.(a)                                                              441,671
        3,511   Google, Inc., Class A(a)                                                         1,654,313
       23,235   Harris Corp.                                                                     1,134,565
       48,080   Hewlett Packard Co.                                                              2,296,781
       91,003   Intel Corp.                                                                      1,815,510
       39,314   Iron Mountain, Inc.(a)                                                           1,182,565
       58,462   Juniper Networks, Inc.(a)                                                        1,567,951
        9,024   Mastercard, Inc., Class A                                                        1,714,560
       25,897   McAfee, Inc.(a)                                                                    861,593
       21,938   MEMC Electronic Materials, Inc.(a)                                               1,673,431
        4,268   Mettler Toledo International, Inc.(a)                                              416,984
       26,012   Nuance Communications, Inc.(a)                                                     427,897
       57,066   Nvidia Corp.(a)                                                                  1,220,642
       23,230   Salesforce.com, Inc.(a)                                                          1,387,296
       16,067   Trimble Navigation Ltd.(a)                                                         439,272
       38,753   VeriSign, Inc.(a)                                                                1,348,604
       32,160   Western Digital Corp.(a)                                                           992,779
-----------------------------------------------------------------------------------------------------------
                                                                                                26,696,894
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Materials - 1.4%
       29,412   Owens-Illinois, Inc.(a)                                                   $      1,660,307
-----------------------------------------------------------------------------------------------------------
                Telecommunication Services - 1.8%
       46,660   Crown Castle International Corp.(a)                                              1,683,960
       14,365   SBA Communications Corp., Class A(a)                                               446,033
-----------------------------------------------------------------------------------------------------------
                                                                                                 2,129,993
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 100.0%
                (Cost $134,895,066)                                                            119,088,710
-----------------------------------------------------------------------------------------------------------
                Short-Term Investments - 0.7%
                Investments of Cash Collateral for Securities Loaned - 0.7%
                Money Market Funds (c) - 0.7%
      783,700   UBS Private Money Market Fund LLC, 3.55% (d)
                (Cost $783,700)                                                                    783,700
-----------------------------------------------------------------------------------------------------------
                Total Investments - 100.7%
                (Cost $135,678,766)                                                            119,872,410
                Liabilities in excess of Other Assets - (0.7%)                                    (785,015)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $    119,087,395
===========================================================================================================

AG - Stock Corporation

NV - Publicly-Traded Company

(a)   Non-income producing security.

(b)   Security, or portion thereof, was on loan at February 29, 2008.

(c) At February 29, 2008, the total market value of the Fund's securities on loan was $765,055 and the total market value of the collateral held by the Fund was $783,700.

(d)   Interest rate shown reflects yield as of February 29, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

60 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Long-Term Investments - 99.7%

                Common Stocks - 67.5%

                Consumer Discretionary - 9.5%

       11,691   Asbury Automotive Group, Inc.                                             $        163,908
       29,598   Belo Corp., Class A                                                                348,369
       19,218   Brunswick Corp.                                                                    313,061
       13,021   Carnival Corp.(Panama)                                                             512,376
       13,678   Ethan Allen Interiors, Inc.                                                        372,589
       29,935   Foot Locker, Inc.(a)                                                               368,201
       15,946   Gannett Co., Inc.(a)                                                               480,772
       19,851   H&R Block, Inc.                                                                    370,221
       20,569   Home Depot, Inc.                                                                   546,107
       21,022   Jones Apparel Group, Inc.                                                          296,620
       13,976   Lee Enterprises, Inc.                                                              144,093
       29,329   Mattel, Inc.                                                                       566,636
       14,487   McClatchy Co., Class A(a)                                                          139,075
       14,927   Ruby Tuesday, Inc.                                                                 106,131
        5,224   VF Corp.                                                                           397,233
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,125,392
-----------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.0%
        9,787   Hershey Co.                                                                        362,902
       16,958   Kraft Foods, Inc., Class A(a)                                                      528,581
        3,645   Universal Corp.Richmond VA                                                         207,437
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,098,920
-----------------------------------------------------------------------------------------------------------
                Energy - 1.1%
       12,588   Frontline Ltd.(Bermuda) (a)                                                        568,222
-----------------------------------------------------------------------------------------------------------
                Financials - 38.5%
       11,514   Allied Irish Banks PLC, ADR (Ireland)                                              470,232
       11,462   Allstate Corp.                                                                     547,081
       21,492   AMBAC Financial Group, Inc.                                                        239,421
       34,135   Annaly Capital Management, Inc., REIT                                              706,253
       15,515   Apartment Investment & Management Co., Class A, REIT                               534,492
       12,702   Bank of America Corp.                                                              504,777
        7,526   Bank of Hawaii Corp.                                                               361,399
        2,424   Bank of Ireland, ADR (Ireland)                                                     138,168
        3,104   Bank of Montreal (Canada)                                                          156,876
        3,690   Bank of Nova Scotia (Canada)                                                       178,928
       16,239   BB&T Corp.                                                                         505,520
       13,515   Brandywine Realty Trust, REIT                                                      226,241
        2,193   Canadian Imperial Bank of Commerce (Canada)                                        148,685
        9,685   Central Pacific Financial Corp.                                                    179,076
       22,028   CIT Group, Inc.                                                                    489,462
        6,063   City National Corp.(a)                                                             310,729

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
       24,613   Colonial BancGroup, Inc.(a)                                               $        297,325
       20,559   Corus Bankshares, Inc.                                                             212,374
        7,427   Cullen/Frost Bankers, Inc.                                                         379,668
        4,448   Deutsche Bank AG (Germany)                                                         493,550
       22,288   Duke Realty Corp., REIT                                                            510,841
        8,710   First Community Bancorp, Inc.(a)                                                   248,235
        7,442   First Industrial Realty Trust, Inc., REIT                                          226,088
       13,002   First Marblehead Corp.(a)                                                          156,414
       10,216   Frontier Financial Corp.                                                           153,036
       13,078   Health Care REIT, Inc., REIT                                                       538,290
        9,662   Healthcare Realty Trust, Inc., REIT(a)                                             229,859
        6,608   Home Properties, Inc., REIT                                                        304,100
       11,741   Hospitality Properties Trust, REIT                                                 426,551
        6,855   HSBC Holdings PLC, ADR (United Kingdom) (a)                                        515,839
       15,110   ING Groep NV, ADR (Netherlands)                                                    503,314
       12,878   JPMorgan Chase & Co.                                                               523,491
       14,843   LandAmerica Financial Group, Inc.                                                  546,519
       16,117   Liberty Property Trust, REIT                                                       478,836
        8,774   Lloyds TSB Group PLC, ADR (United Kingdom) (a)                                     314,285
        4,307   M&T Bank Corp.(a)                                                                  353,519
       18,622   Marshall & Ilsley Corp.                                                            432,030
       16,027   MBIA, Inc.                                                                         207,870
       13,463   National Retail Properties, Inc., REIT                                             278,684
       26,026   Old Republic International Corp.                                                   357,077
        4,841   Pennsylvania Real Estate Investment Trust, REIT(a)                                 119,718
        8,006   PNC Financial Services Group, Inc.                                                 491,809
       13,168   Provident Financial Services, Inc.(a)                                              157,884
       11,065   Redwood Trust, Inc., REIT(a)                                                       369,792
        6,791   Safeco Corp.                                                                       314,152
       11,263   Senior Housing Properties Trust, REIT                                              239,564
        8,357   SunTrust Banks, Inc.                                                               485,792
       35,893   Synovus Financial Corp.                                                            413,846
        7,827   Toronto-Dominion Bank (Canada) (a)                                                 524,644
       18,393   UDR, Inc., REIT(a)                                                                 411,084
       12,126   Umpqua Holdings Corp.                                                              171,825
       17,710   US Bancorp                                                                         567,074
       13,627   Wachovia Corp.                                                                     417,259
        8,339   Washington Federal, Inc.                                                           189,295
       11,631   Webster Financial Corp.                                                            325,319
       18,069   Wells Fargo & Co.                                                                  528,157
        4,751   Zenith National Insurance Corp.                                                    161,914
       10,766   Zions Bancorporation (a)                                                           514,077
-----------------------------------------------------------------------------------------------------------
                                                                                                20,788,340
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 61

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Health Care - 1.9%
       12,800   Biovail Corp.(Canada)                                                     $        181,376
        3,087   GlaxoSmithKline PLC, ADR (United Kingdom)                                          135,550
       11,998   LCA-Vision, Inc.(a)                                                                165,333
       24,661   Pfizer, Inc.                                                                       549,447
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,031,706
-----------------------------------------------------------------------------------------------------------
                Industrials - 3.7%
       10,116   Avery Dennison Corp.                                                               519,153
       16,687   Deluxe Corp.                                                                       347,590
       10,806   Genesis Lease Ltd., ADR (Bermuda)                                                  203,801
       19,155   Pacer International, Inc.                                                          294,413
       19,356   Steelcase, Inc., Class A                                                           274,468
        8,814   UAP Holding Corp.                                                                  339,339
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,978,764
-----------------------------------------------------------------------------------------------------------
                Information Technologies - 1.7%
       34,859   Himax Technologies, Inc., ADR (Cayman Islands)                                     187,541
        9,723   Imation Corp.                                                                      219,254
      167,901   United Microelectronics Corp., ADR (Taiwan) (a)                                    537,283
-----------------------------------------------------------------------------------------------------------
                                                                                                   944,078
-----------------------------------------------------------------------------------------------------------
                Materials - 2.7%
       13,972   Dow Chemical Co.                                                                   526,605
        6,103   Eastman Chemical Co.                                                               401,638
        8,560   PPG Industries, Inc.                                                               530,549
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,458,792
-----------------------------------------------------------------------------------------------------------
                Telecommunications - 2.9%
        5,801   BT Group PLC, ADR (United Kingdom)                                                 262,611
       27,145   Chunghwa Telecom Co. Ltd., ADR (Taiwan)                                            666,138
       11,504   Embarq Corp.                                                                       482,478
        5,629   Telecom Italia SpA, ADR (Italy)                                                    140,275
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,551,502
-----------------------------------------------------------------------------------------------------------
                Utilities - 3.5%
        4,778   Allete, Inc.                                                                       172,199
        4,595   CPFL Energia SA, ADR (Brazil)                                                      295,183
       29,610   Duke Energy Corp.                                                                  519,359
        8,400   Oneok, Inc.                                                                        391,188
        7,309   Portland General Electric Co.                                                      170,519
        6,767   Southwest Gas Corp.                                                                173,168
        7,403   UGI Corp.                                                                          189,591
-----------------------------------------------------------------------------------------------------------
                                                                                                 1,911,207
-----------------------------------------------------------------------------------------------------------
                Total Common Stocks - 67.5%
                (Cost $42,696,133)                                                              36,456,923
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Master Limited Partnerships - 10.1%
                Energy - 9.4%
       14,405   Boardwalk Pipeline Partners LP                                            $        341,687
       11,253   Enbridge Energy Partners LP                                                        562,425
       10,005   Energy Transfer Partners LP                                                        479,440
       15,556   Enterprise Products Partners LP                                                    481,769
       11,032   Kinder Morgan Energy Partners LP                                                   633,899
       14,269   Magellan Midstream Holdings LP                                                     366,999
       10,834   Magellan Midstream Partners LP                                                     469,220
       10,027   Plains All American Pipeline LP                                                    478,789
       14,180   Targa Resources Partners LP                                                        343,723
       13,940   TEPPCO Partners LP (a)                                                             526,374
       10,462   Williams Partners LP                                                               388,454
-----------------------------------------------------------------------------------------------------------
                                                                                                 5,072,779
-----------------------------------------------------------------------------------------------------------
                Financials - 0.7%
        6,279   AllianceBernstein Holding LP                                                       389,612
-----------------------------------------------------------------------------------------------------------
                Total Master Limited Partnerships
                (Cost $5,677,371)                                                                5,462,391
-----------------------------------------------------------------------------------------------------------
                Closed-End Funds - 9.7%
       34,719   Alpine Total Dynamic Dividend Fund                                                 592,306
       33,336   BlackRock Debt Strategies Fund, Inc.                                               181,014
       17,109   Calamos Convertible Opportunities and Income Fund                                  255,266
        7,369   Clough Global Equity Fund                                                          136,916
       11,722   Cohen & Steers REIT and Preferred Income Fund, Inc.                                236,433
       17,506   Eaton Vance Tax-Managed Buy-Write Opportunities Fund                               289,199
       38,184   Eaton Vance Tax-Managed Global Diversified Equity Income Fund                      613,999
       14,872   Evergreen Global Dividend Opportunity Fund                                         255,352
       21,158   Evergreen Income Advantage Fund (a)                                                237,181
       35,988   Liberty All Star Equity Fund                                                       239,320
       11,181   Neuberger Berman Real Estate Securities Income Fund, Inc.                          120,308
       11,734   Neuberger Berman Realty Income Fund                                                172,138
       22,101   Nicholas-Applegate Convertible & Income Fund                                       276,262
        6,457   Nuveen Equity Premium Advantage Fund                                               102,989
        6,010   Nuveen Real Estate Income Fund                                                      98,384
       32,572   PIMCO High Income Fund                                                             398,356
        8,284   Pioneer High Income Trust                                                          115,810
       16,262   Tri-Continental Corp.                                                              305,726
       31,407   Van Kampen Dynamic Credit Opportunities Fund                                       467,964
       32,578   Zweig Fund, Inc.                                                                   154,420
-----------------------------------------------------------------------------------------------------------
                Total Closed End Funds
                (Cost $5,884,686)                                                                5,249,343
-----------------------------------------------------------------------------------------------------------

See notes to financial statements.

62 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Portfolio of Investments (unaudited) continued

CVY | Claymore/Zacks Yield Hog ETF (continued)

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Income Trusts - 8.0%
                Energy - 6.2%
       61,600   Advantage Energy Income Fund (Canada) (a)                                 $        659,736
       15,812   Enerplus Resources Fund (Canada)                                                   680,865
       35,641   Pengrowth Energy Trust (Canada)                                                    665,061
       24,310   Penn West Energy Trust (Canada)                                                    686,758
       60,960   Provident Energy Trust (Canada)                                                    669,950
-----------------------------------------------------------------------------------------------------------
                                                                                                 3,362,370
-----------------------------------------------------------------------------------------------------------
                Materials - 1.8%
       18,954   Fording Canadian Coal Trust (Canada)                                               944,667
-----------------------------------------------------------------------------------------------------------
                Total Income Trusts
                (Cost $4,079,956)                                                                4,307,037
-----------------------------------------------------------------------------------------------------------
                Royalty Trusts - 3.1%
                Energy - 3.1%
        8,839   BP Prudhoe Bay Royalty Trust (a)                                                   763,248
       10,465   Hugoton Royalty Trust                                                              295,636
       13,261   Permian Basin Royalty Trust                                                        252,489
        9,009   San Juan Basin Royalty Trust                                                       347,297
-----------------------------------------------------------------------------------------------------------
                Total Royalty Trusts
                (Cost $1,359,535)                                                                1,658,670
-----------------------------------------------------------------------------------------------------------
                Preferred Stocks - 1.2%
                Financials - 1.2%
       16,667   Deutsche Bank Contingent Capital Trust II, 6.55%,05/23/17                          386,675
       10,826   ING Groep NV (Netherlands), 6.375%, 06/15/12                                       246,616
-----------------------------------------------------------------------------------------------------------
                (Cost $639,499)                                                                    633,291
-----------------------------------------------------------------------------------------------------------
                Exchange-Traded Funds - 0.1%
          545   SPDR Trust Series 1
                (Cost $73,595)                                                                      72,932
-----------------------------------------------------------------------------------------------------------
                Total Long-Term Investments - 99.7%
                (Cost $60,410,775)                                                              53,840,587
-----------------------------------------------------------------------------------------------------------

       Number
    of Shares   Description                                                                          Value
-----------------------------------------------------------------------------------------------------------
                Short-Term Investments - 11.1%

                Investments of Cash Collateral for Securities Loaned - 11.1%
                Money Market Funds (b) - 11.1%
    5,995,600   UBS Private Money Market Fund LLC, 3.55% (c)
                (Cost $5,995,600)                                                         $      5,995,600
-----------------------------------------------------------------------------------------------------------
                Total Investments - 110.8%
                (Cost $66,406,375)                                                              59,836,187
                Liabilities in excess of Other Assets - (10.8%)                                 (5,818,832)
-----------------------------------------------------------------------------------------------------------
                Net Assets - 100.0%                                                       $     54,017,355
===========================================================================================================

ADR - American Depositary Receipt

AG - Stock Corporation

LP - Limited Partnership

NV - Publicly-Traded Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

SA - Corporation

SpA - Limited Share Company

(a)   Security, or portion thereof, was on loan at February 29, 2008.

(b) At February 29, 2008, the total market value of the Fund's securities on loan was $5,682,664 and the total market value of the collateral held by the Fund was $5,995,600.

(c)   Interest rate shown reflects yield as of February 29, 2008.

Securities are classified by sectors that represent broad groupings of related industries.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 63

Claymore Exchange-Traded Fund Trust

Statement of Assets and Liabilities | February  29, 2008 (unaudited)

                                                                                            Claymore/
                                                                                                Great
                                                                                            Companies      Claymore/
                                                            Claymore/        Claymore/      Large-Cap     Ocean Tomo     Claymore/
                                                                  BNY            Clear         Growth         Growth     Ocean Tomo
                                                             BRIC ETF     Spin-Off ETF      Index ETF      Index ETF     Patent ETF
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value (including
   securities on loan)                                $ 1,279,357,968   $   28,407,156   $  6,586,590   $  2,424,164   $ 10,261,220
   Cash                                                       651,182            6,346         14,839         16,949             --
   Receivables:
      Fund shares sold                                     21,035,950               --             --             --             --
      Dividends                                             2,814,284           59,029          6,073          3,348         30,068
      Income                                                  155,417           11,341             76             --            379
      Investments sold                                             --               --             --             --          8,390
   Due from Adviser                                                --           70,693         73,551         81,812         80,652
   Other assets                                                10,702              289          4,315          4,037            206
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                         1,304,025,503       28,554,854      6,685,444      2,530,310     10,380,915
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
   Custodian bank                                                  --               --             --             --          8,539
   Payables:
      Investments purchased                                21,577,837               --             --             --             --
      Administration fee payable                               14,559            2,019            145             57            225
      Offering costs payable                                    4,451           13,640         38,992         38,991         13,639
      Collateral for securities on loan                   249,504,698          787,800         21,000             --             --
   Accrued advisory fees                                      385,577               --             --             --             --
   Accrued expenses                                           111,594           61,527         72,888         75,825         86,308
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                      271,598,716          864,986        133,025        114,873        108,711
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                            $ 1,032,426,787   $   27,689,868   $  6,552,419   $  2,415,437   $ 10,272,204
====================================================================================================================================

Composition of Net Assets
   Paid-in capital                                    $   902,883,688   $   38,182,147   $  7,454,313   $  2,494,902   $ 10,343,813
   Accumulated undistributed net investment
   income (loss)                                            2,008,298           51,884        (13,156)       (17,950)       (70,623)
   Accumulated net realized gain (loss)
   on investments                                         117,151,249         (233,742)       (16,546)       220,189        529,071
   Net unrealized appreciation (depreciation)
   on investments                                          10,383,552      (10,310,421)      (872,192)      (281,704)      (530,057)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                            $ 1,032,426,787   $   27,689,868   $  6,552,419   $  2,415,437   $ 10,272,204
====================================================================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                            20,650,800        1,200,000        300,000        100,000        400,000
   Net Asset Value                                    $         49.99   $        23.07   $      21.84   $      24.15   $      25.68
====================================================================================================================================
   Investments in securities, at cost                 $ 1,268,974,416   $   38,717,577   $  7,458,782   $  2,705,868   $ 10,791,277
====================================================================================================================================

See notes to financial statements.

64 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

                                                                                           Claymore/      Claymore/        Claymore/
                                                 Claymore/      Claymore/     Claymore/        Zacks          Zacks           Zacks
                                                  Sabrient       Sabrient      Sabrient      Mid-Cap         Sector           Yield
                                              Defender ETF    Insider ETF   Stealth ETF     Core ETF   Rotation ETF         Hog ETF
------------------------------------------------------------------------------------------------------------------------------------
Assets
   Investments in securities, at value
   (including securities on loan)            $  23,908,497  $  29,888,397  $  9,443,211  $ 4,697,667  $ 119,872,410  $   59,836,187
   Cash                                             18,574             --        12,624       29,344         90,250          69,203
   Receivables:
      Fund shares sold                                  --             --            --           --             --              --
      Dividends                                     51,992         26,458         8,792        6,281         74,875         189,367
      Income                                           646          9,807         2,091           --          7,604           9,013
      Investments sold                                  --             --         2,654           --             --              --
   Due from Adviser                                 42,729         67,215        64,213       74,191             --              --
   Other assets                                        262            249           231        4,317          3,588           9,644
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                 24,022,700     29,992,126     9,533,816    4,811,800    120,048,727      60,113,414
------------------------------------------------------------------------------------------------------------------------------------

Liabilities
   Custodian bank                                       --          2,623            --           --             --              --
   Payables:
      Investments purchased                             --             --            --           --             --              --
      Administration fee payable                       464          2,205           192          110          3,144           1,164
      Offering costs payable                        13,408          5,846         5,946       38,991          6,102           5,137
      Collateral for securities on loan          1,079,700      4,684,600       805,900           --        783,700       5,995,600
   Accrued advisory fees                                --             --            --           --         66,691          11,899
   Accrued expenses                                 78,129         61,562        77,323       72,469        101,695          82,259
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                             1,171,701      4,756,836       889,361      111,570        961,332       6,096,059
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $  22,850,999  $  25,235,290  $  8,644,455  $ 4,700,230  $ 119,087,395  $   54,017,355
====================================================================================================================================

Composition of Net Assets
   Paid-in capital                           $  25,840,001  $  29,089,553  $ 16,410,856  $ 5,275,901  $ 133,856,200  $   71,505,844
   Accumulated undistributed net investment
   income (loss)                                   154,548         46,270        57,972      (14,006)       (43,101)         30,718
   Accumulated net realized gain (loss)
   on investments                               (1,009,231)      (412,461)   (6,498,146)     (96,583)     1,080,652     (10,949,019)
   Net unrealized appreciation
   (depreciation) on investments                (2,134,319)    (3,488,072)   (1,326,227)    (465,082)   (15,806,356)     (6,570,188)
------------------------------------------------------------------------------------------------------------------------------------
Net Assets                                   $  22,850,999  $  25,235,290  $  8,644,455  $ 4,700,230  $ 119,087,395  $   54,017,355
====================================================================================================================================
   Shares outstanding ($0.01 par value with
   unlimited amount authorized)                    950,000        950,800       400,800      200,000      4,250,800       2,400,800
   Net Asset Value                           $       24.05  $       26.54  $      21.57  $     23.50  $       28.02  $        22.50
====================================================================================================================================
   Investments in securities, at cost        $  26,042,816  $  33,376,469  $ 10,769,438  $ 5,162,749  $ 135,678,766  $   66,406,375
====================================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 65

Claymore Exchange-Traded Fund Trust

Statement of Operations | For the six months ended February 29, 2008 (unaudited)

                                                                                           Claymore/
                                                                                               Great
                                                                                           Companies     Claymore/
                                                             Claymore/       Claymore/     Large-Cap    Ocean Tomo       Claymore/
                                                                   BNY           Clear        Growth        Growth      Ocean Tomo
                                                              BRIC ETF    Spin-Off ETF     Index ETF     Index ETF      Patent ETF
-----------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                                      $    5,431,968   $     345,302   $    45,244   $    16,025   $      96,168
   Return of capital distributions received                         --         (31,437)           --            --              --
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                                       5,431,968         313,865        45,244        16,025          96,168
   Interest                                                      3,415             255            --            --              --
   Securities lending income                                   867,473          39,880            86            --              90
   Foreign taxes withheld                                     (154,503)             --          (544)           --          (1,929)
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                                   6,148,353         354,000        44,786        16,025          94,329
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
   Advisory fee                                              2,187,376         100,018        13,555         6,906          24,419
   Administration fee                                           84,971           5,501           746           380           1,343
   Custodian fee                                                28,164          24,111        22,974        23,594          24,867
   Licensing                                                   174,990          20,079         2,711         1,381           4,884
   Listing fee and expenses                                        975           1,162         1,050         1,050           1,162
   Miscellaneous                                                13,315           7,432         6,018         6,278           7,061
   Offering costs                                                2,687          14,095        24,432        24,700          14,095
   Printing expenses                                            19,445           6,768         5,182         6,389           5,894
   Professional fees                                            16,846          14,306        14,709        14,647          14,654
   Registration & filings                                        7,046             415           171            75              83
   Trustees' fees and expenses                                   1,379           1,553         1,467         1,472           1,282
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                            2,537,194         195,440        93,015        86,872          99,744
   Advisory fees waived                                             --         (54,774)      (13,555)       (6,906)        (24,419)
   Other expenses waived or reimbursed                              --              --       (43,391)      (52,338)        (32,937)
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                              2,537,194         140,666        36,069        27,628          42,388
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                              3,611,159         213,334         8,717       (11,603)         51,941
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
  on Investments
Net realized gain (loss) on
   Investments                                              (3,675,072)       (416,873)      (22,310)      220,371          59,885
   In-kind transactions                                    121,186,882         334,007            --            --         451,502
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                   117,511,810         (82,866)      (22,310)      220,371         511,387
Net change in unrealized appreciation
(depreciation) on investments                              (34,103,262)     (8,109,013)     (665,186)     (520,509)     (1,243,112)
-----------------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss)
   on investments                                           83,408,548      (8,191,879)     (687,496)     (300,138)       (731,725)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets
Resulting from Operations                               $   87,019,707   $  (7,978,545)  $  (678,779)  $  (311,741)  $    (679,784)
===================================================================================================================================

See notes to financial statements.

66 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

                                                                                          Claymore/      Claymore/      Claymore/
                                                 Claymore/     Claymore/     Claymore/        Zacks          Zacks          Zacks
                                                  Sabrient      Sabrient      Sabrient      Mid-Cap         Sector          Yield
                                              Defender ETF   Insider ETF   Stealth ETF     Core ETF   Rotation ETF        Hog ETF
----------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividend income                            $    448,780  $    276,651  $    218,804  $    32,614  $     694,375  $   2,421,192
   Return of capital distributions received        (18,195)       (9,933)       (6,908)      (5,466)       (15,567)      (189,384)
-----------------------------------------------------------------------------------------------------------------------------------
   Net dividend income                             430,585       266,718       211,896       27,148        678,808      2,231,808
   Interest                                             30            --            --           --            551            765
   Securities lending income                         1,808        40,248        13,105           --         22,216         89,155
   Foreign taxes withheld                          (17,429)           --          (128)         (25)            --        (61,199)
-----------------------------------------------------------------------------------------------------------------------------------
   Total investment income                         414,994       306,966       224,873       27,123        701,575      2,260,529
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
   Advisory fee                                     67,680        72,537        35,577       12,649        254,592        178,432
   Administration fee                                3,722         3,990         1,957          696         14,003          9,814
   Custodian fee                                    25,745        23,929        26,786       24,586         24,964         27,315
   Licensing                                        13,536        14,507         7,116        2,530         63,946         41,098
   Listing fee and expenses                          1,106         1,064         1,064        1,050          1,036          1,036
   Miscellaneous                                     7,406         7,449         7,420        6,948          7,884          8,421
   Offering costs                                   14,095         2,687         2,687       24,432          2,687          2,687
   Printing expenses                                 5,484         5,789         5,690        5,996          7,054          7,183
   Professional fees                                15,096        15,534        15,584       17,827         17,901         16,551
   Registration & filings                              166           258           258          150          1,267          1,036
   Trustees' fees and expenses                       1,353         1,565         1,570        1,467          1,295          1,368
-----------------------------------------------------------------------------------------------------------------------------------
   Total expenses                                  155,389       149,309       105,709       98,331        396,629        294,941
   Advisory fees waived                            (56,762)      (52,892)      (35,577)     (12,649)       (63,628)       (60,948)
   Other expenses waived or reimbursed                  --            --       (21,851)     (50,791)            --             --
-----------------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                     98,627        96,417        48,281       34,891        333,001        233,993
-----------------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                    316,367       210,549       176,592       (7,768)       368,574      2,026,536
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
   on Investments
Net realized gain (loss) on
   Investments
   In-kind transactions                         (1,166,676)   (1,528,565)   (3,652,036)    (320,648)    (5,743,570)   (11,652,638)
Net realized gain (loss)                           403,889     1,990,636      (550,005)     224,098      8,644,760      2,364,659
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
(depreciation) on investments                     (762,787)      462,071    (4,202,041)     (96,550)     2,901,190     (9,287,979)
   Net realized and unrealized gain (loss)
   on investments                               (1,683,320)   (3,196,034)    1,179,794     (276,925)   (16,825,056)      (896,037)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets           (2,446,107)   (2,733,963)   (3,022,247)    (373,244)   (13,923,866)   (10,184,016)
-----------------------------------------------------------------------------------------------------------------------------------
Resulting from Operations                     $ (2,129,740) $ (2,523,414) $ (2,845,655) $  (381,243) $ (13,555,292) $  (8,157,480)
===================================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 67

Claymore Exchange-Traded Fund Trust

Statement of Changes in Net Assets |

                                                             Claymore/BNY BRIC ETF                 Claymore/Clear Spin-Off ETF
                                                     -------------------------------------   --------------------------------------
                                                     For the Six Months                      For the Six Months
                                                           Ended           For the Period          Ended            For the Period
                                                      February 29, 2008         Ended         February 29, 2008         Ended
                                                        (unaudited)       August 31, 2007*       (unaudited)      August 31, 2007**
-----------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                       $      3,611,159     $    3,301,559      $      213,334      $        46,724
   Net realized gain (loss) on investments                 117,511,810         20,858,385             (82,866)           4,023,130
   Net unrealized appreciation (depreciation)
     on investments                                        (34,103,262)        44,486,814          (8,109,013)          (2,201,408)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                           87,019,707         68,646,758          (7,978,545)           1,868,446
-----------------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                                    (4,801,815)          (148,236)           (239,850)                  --
   Return of capital                                                --                 --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                      (4,801,815)          (148,236)           (239,850)                  --
-----------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                            897,254,392        531,253,119          10,976,579           86,093,822
   Cost of shares redeemed                                (366,137,236)      (180,679,902)        (25,861,423)         (37,169,161)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase from capital share transactions            531,117,156        350,573,217         (14,884,844)          48,924,661
-----------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                 613,335,048        419,071,739         (23,103,239)          50,793,107

Net Assets
   Beginning of period                                     419,091,739             20,000          50,793,107                   --
-----------------------------------------------------------------------------------------------------------------------------------
   End of period                                      $  1,032,426,787     $  419,091,739      $   27,689,868      $    50,793,107
===================================================================================================================================
   Undistributed net investment
     income (loss) at end of period                   $      2,008,298     $    3,198,954      $       51,884      $        78,400
===================================================================================================================================

Changes in Shares Outstanding
   Shares sold                                              17,700,000         16,000,000             400,000            3,000,000
   Shares redeemed                                          (7,350,000)        (5,700,000)           (950,000)          (1,250,000)
   Shares outstanding, beginning of period                  10,300,800                800           1,750,000                   --
-----------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                        20,650,800         10,300,800           1,200,000            1,750,000
===================================================================================================================================

                                                             Claymore/Great Companies
                                                            Large-Cap Growth Index ETF
                                                     ---------------------------------------
                                                     For the Six Months
                                                           Ended            For the Period
                                                      February 29, 2008         Ended
                                                        (unaudited)       August 31, 2007***
--------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                        $       8,717        $        (794)
   Net realized gain (loss) on investments                   (22,310)               5,764
   Net unrealized appreciation (depreciation)
     on investments                                         (665,186)            (207,006)
--------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                           (678,779)            (202,036)
--------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                                     (37,000)                  --
   Return of capital                                              --                   --
--------------------------------------------------------------------------------------------
   Total distributions                                       (37,000)                  --
--------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                            2,266,907            5,203,327
   Cost of shares redeemed                                        --                   --
--------------------------------------------------------------------------------------------
   Net increase from capital share
     transactions                                          2,266,907            5,203,327
--------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                 1,551,128            5,001,291

Net Assets
   Beginning of period                                     5,001,291                   --
--------------------------------------------------------------------------------------------
   End of period                                       $   6,552,419         $  5,001,291
============================================================================================
   Undistributed net investment
     income (loss) at end of period                    $     (13,156)        $     15,127
============================================================================================

Changes in Shares Outstanding
   Shares sold                                               100,000              200,000
   Shares redeemed                                                --                   --
   Shares outstanding, beginning of period                   200,000                   --
--------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         300,000              200,000
============================================================================================

*     Commencement of investment operations - September 21,2006.

**    Commencement of investment operations - December 15,2006.

***   Commencement of investment operations - April 2,2007.

****  Commencement of investment operations - April 26,2007.

See notes to financial statements.

68 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

                                                       Claymore/OceanTomo Growth Index ETF        Claymore/Ocean Tomo Patent ETF
                                                     --------------------------------------   --------------------------------------
                                                     For the Six Months                       For the Six Months
                                                           Ended            For the Period           Ended           For the Period
                                                      February 29, 2008        Ended           February 29, 2008         Ended
                                                        (unaudited)       August 31, 2007**       (unaudited)      August 31, 2007**
------------------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                        $     (11,603)       $      (5,180)      $      51,941        $      89,687
   Net realized gain (loss) on investments                   220,371                 (182)            511,387            1,172,765
   Net unrealized appreciation (depreciation)
     on investments                                         (520,509)             238,805          (1,243,112)             713,055
------------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations                           (311,741)             233,443            (679,784)           1,975,507
------------------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                                     (17,000)                  --            (240,000)              (1,710)
   Return of capital                                              --                   --                  --                   --
------------------------------------------------------------------------------------------------------------------------------------
   Total distributions                                       (17,000)                  --            (240,000)              (1,710)
------------------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                            1,497,572            2,510,735           4,320,251           15,088,340
   Cost of shares redeemed                                (1,497,572)                  --          (1,504,852)          (8,685,548)
------------------------------------------------------------------------------------------------------------------------------------
   Net increase from capital share transactions                   --            2,510,735           2,815,399            6,402,792
------------------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets
                                                            (328,741)           2,744,178           1,895,615            8,376,589
Net Assets
   Beginning of period                                     2,744,178                   --           8,376,589                   --
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                       $   2,415,437        $   2,744,178       $  10,272,204        $   8,376,589
====================================================================================================================================
   Undistributed net investment
   income (loss) at end of period                      $     (17,950)        $     10,653       $     (70,623)       $     117,436
====================================================================================================================================

Changes in Shares Outstanding
   Shares sold                                                50,000              100,000             150,000              600,000
   Shares redeemed                                           (50,000)                  --             (50,000)            (300,000)
   Shares outstanding, beginning of period                   100,000                   --             300,000                   --
------------------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         100,000              100,000             400,000              300,000
====================================================================================================================================

                                                         Claymore/Sabrient Defender ETF
                                                     --------------------------------------
                                                     For the Six Months
                                                           Ended            For the Period
                                                      February 29, 2008         Ended
                                                        (unaudited)       August 31, 2007**
-------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                        $     316,367       $      303,042
   Net realized gain (loss) on investments                  (762,787)           1,421,004
   Net unrealized appreciation (depreciation)
     on investments                                       (1,683,320)            (451,000)
-------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
      resulting from operations                           (2,129,740)           1,273,046
-------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                                    (430,500)              (3,336)
   Return of capital                                              --                   --
-------------------------------------------------------------------------------------------
   Total distributions                                      (430,500)              (3,336)
-------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                            9,079,759           45,211,514
   Cost of shares redeemed                               (11,325,051)         (18,824,693)
-------------------------------------------------------------------------------------------
   Net increase from capital share transactions           (2,245,292)          26,386,821
-------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                (4,805,532)          27,656,531

Net Assets
   Beginning of period                                    27,656,531                   --
-------------------------------------------------------------------------------------------
   End of period                                       $  22,850,999       $   27,656,531
===========================================================================================
   Undistributed net investment
   income (loss) at end of period                      $     154,548       $      268,681
===========================================================================================

Changes in Shares Outstanding
   Shares sold                                               350,000            1,750,000
   Shares redeemed                                          (450,000)            (700,000)
   Shares outstanding, beginning of period                 1,050,000                   --
-------------------------------------------------------------------------------------------
   Shares outstanding, end of period                         950,000            1,050,000
===========================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 69

Claymore Exchange-Traded Fund Trust | Statement of Changes in Net Assets continued

                                                           Claymore/Sabrient                     Claymore/Sabrient
                                                              Insider ETF                           Stealth ETF
                                              -------------------------------------   -------------------------------------
                                              For the Six Months                      For the Six Months
                                                    Ended           For the Period          Ended           For the Period
                                              February 29, 2008         Ended         February 29, 2008         Ended
                                                 (unaudited)       August 31, 2007*      (unaudited)       August 31, 2007*
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                 $     210,549       $     125,659        $     176,592      $     153,878
   Net realized gain (loss) on investments            462,071           5,495,684           (4,202,041)         2,185,657
   Net unrealized appreciation
      (depreciation) on investments                (3,196,034)           (292,038)           1,179,794         (2,506,021)
---------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets resulting from operations             (2,523,414)          5,329,305           (2,845,655)          (166,486)
---------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                             (266,224)            (55,130)            (240,975)           (42,717)
   Return of capital                                       --                  --                   --                 --
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                               (266,224)            (55,130)            (240,975)           (42,717)
---------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
   Proceeds from sale of shares                    10,369,616          92,612,120            9,404,844         59,178,714
   Cost of shares redeemed                        (13,321,006)        (66,929,977)         (16,068,257)       (40,595,013)
---------------------------------------------------------------------------------------------------------------------------
   Net increase from capital share
   transactions                                    (2,951,390)         25,682,143           (6,663,413)        18,583,701
---------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets         (5,741,028)         30,956,318           (9,750,043)        18,374,498

Net Assets
   Beginning of period                             30,976,318              20,000           18,394,498             20,000
---------------------------------------------------------------------------------------------------------------------------
   End of period                                $  25,235,290       $  30,976,318        $   8,644,455      $  18,394,498
===========================================================================================================================
   Undistributed net investment income
   (loss) at end of period                      $      46,270       $     101,945        $      57,972      $     122,355
===========================================================================================================================

Changes in Shares Outstanding
   Shares sold                                        350,000           3,450,000              350,000          2,150,000
   Shares redeemed                                   (450,000)         (2,400,000)            (650,000)        (1,450,000)
   Shares outstanding, beginning of period          1,050,800                 800              700,800                800
---------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                  950,800           1,050,800              400,800            700,800
===========================================================================================================================

                                                         Claymore/Zacks
                                                        Mid-Cap Core ETF
                                              ---------------------------------------
                                              For the Six Months
                                                    Ended           For the Period
                                               February 29, 2008         Ended
                                                 (unaudited)       August 31, 2007***
-------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                 $      (7,768)       $     (2,827)
   Net realized gain (loss) on investments            (96,550)            160,015
   Net unrealized appreciation
   (depreciation) on investments                     (276,925)           (188,157)
-------------------------------------------------------------------------------------
      Net increase (decrease) in net
      assets resulting from operations               (381,243)            (30,969)
-------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                              (19,000)                 --
   Return of capital                                       --                  --
-------------------------------------------------------------------------------------
   Total distributions                                (19,000)                 --
-------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                     2,603,741           6,502,269
   Cost of shares redeemed                         (2,603,741)         (1,370,827)
-------------------------------------------------------------------------------------
   Net increase from capital share
   transactions                                            --           5,131,442
-------------------------------------------------------------------------------------
   Total increase (decrease) in net assets           (400,243)          5,100,473
Net Assets
   Beginning of period                              5,100,473                  --
-------------------------------------------------------------------------------------
   End of period                                $   4,700,230        $  5,100,473
=====================================================================================
   Undistributed net investment income
   (loss) at end of period                      $     (14,006)       $     12,762
=====================================================================================
Changes in Shares Outstanding
   Shares sold                                        100,000             250,000
   Shares redeemed                                   (100,000)            (50,000)
   Shares outstanding, beginning of period            200,000                  --
-------------------------------------------------------------------------------------
   Shares outstanding, end of period                  200,000             200,000
=====================================================================================

*    Commencement of investment operations - September 21,2006.

**   Commencement of investment operations - December 15,2006.

***  Commencement of investment operations - April 2,2007.

**** Commencement of investment operations - April 26,2007.

See notes to financial statements.

70 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

                                                Claymore/Zacks Sector Rotation ETF        Claymore/Zacks Yield Hog ETF
                                              -------------------------------------   -------------------------------------
                                              For the Six Months                      For the Six Months
                                                    Ended           For the Period           Ended          For the Period
                                               February 29, 2008        Ended          February 29, 2008        Ended
                                                  (unaudited)      August 31, 2007*      (unaudited)       August 31, 2007*
---------------------------------------------------------------------------------------------------------------------------
Increase in Net Assets
Resulting from Operations
   Net investment income (loss)                $       368,574       $     319,878      $    2,026,536      $    3,002,318
   Net realized gain (loss) on investments           2,901,190           4,797,840          (9,287,979)          5,020,729
   Net unrealized appreciation
   (depreciation) on investments                   (16,825,056)          1,018,700            (896,037)         (5,674,151)
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations                       (13,555,292)          6,136,418          (8,157,480)          2,348,896
---------------------------------------------------------------------------------------------------------------------------

Distribution to Shareholders from
   Net investment income                              (635,405)            (56,130)         (2,125,099)         (2,593,333)
   Return of capital                                        --                  --                  --            (367,463)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                (635,405)            (56,130)         (2,125,099)         (2,960,796)
---------------------------------------------------------------------------------------------------------------------------

Capital Share Transactions
   Proceeds from sale of shares                    192,680,770         145,454,643          48,074,701         215,406,445
   Cost of shares redeemed                        (124,412,973)        (86,544,636)        (77,885,398)       (120,703,914)
---------------------------------------------------------------------------------------------------------------------------
   Net increase from capital share
   transactions                                     68,267,797          58,910,007         (29,810,697)         94,702,531
---------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          54,077,100          64,990,295         (40,093,276)         94,090,631

Net Assets
   Beginning of period                              65,010,295              20,000          94,110,631              20,000
---------------------------------------------------------------------------------------------------------------------------
   End of period                               $   119,087,395       $  65,010,295      $   54,017,355      $   94,110,631
===========================================================================================================================
   Undistributed net investment income
   (loss) at end of period                     $       (43,101)      $     223,730      $       30,718      $      129,281
===========================================================================================================================

Changes in Shares Outstanding
   Shares sold                                       6,200,000           5,250,000           1,900,000           8,050,000
   Shares redeemed                                  (4,150,000)         (3,050,000)         (3,100,000)         (4,450,000)
   Shares outstanding, beginning of period           2,200,800                 800           3,600,800                 800
---------------------------------------------------------------------------------------------------------------------------
   Shares outstanding, end of period                 4,250,800           2,200,800           2,400,800           3,600,800
===========================================================================================================================

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 71

Claymore Exchange-Traded Fund Trust

Financial Highlights |

EEB | Claymore/BNY BRIC ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended    September 21, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     40.69            $     24.58
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss)(a)                                                        0.21                   0.62
   Net realized and unrealized gain (loss) on investments                                 9.33                  15.54
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                    9.54                  16.16
---------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.24)                 (0.05)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     49.99            $     40.69
===========================================================================================================================

Market value, end of period                                                        $     50.10            $     40.75
===========================================================================================================================

Total return *(b)
   Net asset value                                                                       23.42%                 65.78%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $ 1,032,427            $   419,092
Ratio of net expenses to average net assets                                               0.58%(c)               0.64%(c)*
Ratio of net investment income (loss) to average net assets                               0.83%(c)               1.89%(c)*
Portfolio turnover rate                                                                      3%(d)                  3%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                        N/A                   0.68%(c)
      Ratio of net investment income (loss) to average net assets                          N/A                   1.85%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

N/A--Not applicable

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

72 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CSD | Claymore/Clear Spin-Off ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended     December 15, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     29.02            $     25.18
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss)(a)                                                        0.14                   0.04
   Net realized and unrealized gain (loss) on investments                                (5.91)                  3.80
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (5.77)                  3.84
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                                                 (0.18)                    --
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     23.07            $     29.02
===========================================================================================================================

Market value, end of period                                                        $     23.15            $     28.97
===========================================================================================================================

Total return*(b)
   Net asset value                                                                      -19.95%                 15.25%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    27,690            $    50,793
Ratio of net expenses to average net assets *                                             0.70%(c)               0.75%(c)
Ratio of net investment income (loss) to average net assets *                             1.07%(c)               0.17%(c)
Portfolio turnover rate                                                                     12%(d)                 23%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                       0.98%(c)               1.11%(c)
      Ratio of net investment income (loss) to average net assets                         0.79%(c)              -0.19%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 73

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XGC | Claymore/Great Companies Large-Cap Growth Index ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended         April 2, 2007**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     25.01            $     25.02
---------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss)(a)                                                        0.04                  (0.01)
   Net realized and unrealized gain (loss) on investments                                (3.02)                    --
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (2.98)                 (0.01)
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                                                 (0.19)                    --
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     21.84            $     25.01
===========================================================================================================================

Market value, end of period                                                        $     21.92            $     25.02
===========================================================================================================================

Total return*(b)
   Net asset value                                                                      -12.00%                 -0.04%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $     6,552            $     5,001
Ratio of net expenses to average net assets**                                             1.33%(c)               1.77%(c)
Ratio of net investment income to average net assets                                      0.32%(c)              -0.06%(c)
Portfolio turnover rate                                                                     17%(d)                  2%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of expenses to average net assets                                             3.43%(c)               7.01%(c)
      Ratio of net investment income (loss) to average net assets                        -1.78%(c)              -5.30%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

74 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTR | Claymore/Ocean Tomo Growth Index ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended         April 2, 2007**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     27.44            $     25.14
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                                                       (0.12)                 (0.05)
   Net realized and unrealized gain (loss) on investments                                (3.00)                  2.35
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (3.12)                  2.30
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                                                 (0.17)                    --
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     24.15            $     27.44
===========================================================================================================================

Market value, end of period                                                        $     24.61            $     27.45
===========================================================================================================================

Total return*(b)
   Net asset value                                                                      -11.46%                  9.15%

Ratios and supplemental data
Net assets, end of period (thousands)*                                             $     2,415            $     2,744
Ratio of net expenses to average net assets*                                              2.02%(c)               2.03%(c)
Ratio of net investment income to average net assets                                     -0.85%(c)              -0.46%(c)
Portfolio turnover rate                                                                     22%(d)                  1%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of expenses to average net assets                                             6.35%(c)               8.48%(c)
      Ratio of net investment income (loss) to average net assets                        -5.18%(c)              -6.91%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 75

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

OTP | Claymore/Ocean Tomo Patent ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended     December 15, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     27.92            $     25.27
--------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss)(a)                                                        0.15                   0.17
   Net realized and unrealized gain (loss) on investments                                (1.79)                  2.48
--------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                    (1.64)                  2.65
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.60)                    --(e)
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     25.68            $     27.92
==========================================================================================================================

Market value, end of period                                                        $     25.62            $     27.66
==========================================================================================================================

Total return*(b)
   Net asset value                                                                       -6.08%                 10.50%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    10,272            $     8,377
Ratio of net expenses to average net assets*                                              0.87%(c)               0.91%(c)
Ratio of net investment income (loss) to average net assets*                              1.06%(c)               0.90%(c)
Portfolio turnover rate                                                                     14%(d)                  4%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                       2.04%(c)               1.97%(c)
      Ratio of net investment income (loss) to average net assets                        -0.11%(c)              -0.16%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") Dividends and distributions are assumed to be reinvested at NAV Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(e)   Amount is less than $0.01

See notes to financial statements.

76 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

DEF | Claymore/Sabrient Defender ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended     December 15, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     26.34            $     25.07
--------------------------------------------------------------------------------------------------------------------------

Income from investment operations
   Net investment income (loss)(a)                                                        0.30                   0.31
   Net realized and unrealized gain (loss) on investments                                (2.18)                  0.97
--------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (1.88)                  1.28
--------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.41)                 (0.01)
--------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     24.05            $     26.34
==========================================================================================================================

Market value, end of period                                                        $     24.03            $     26.29
==========================================================================================================================

Total return*(b)
   Net asset value                                                                       -7.25%                  5.09%
   Market value                                                                          -7.15%                  4.89%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    22,851            $    27,657
Ratio of net expenses to average net assets*                                              0.73%(c)               0.79%(c)
Ratio of net investment income (loss) to average net assets*                              2.34%(c)               1.64%(c)
Portfolio turnover rate                                                                     26%(d)                 21%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

      Ratio of total expenses to average net assets                                       1.15%(c)               1.35%(c)
      Ratio of net investment income (loss) to average net assets                         1.92%(c)               1.08%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 77

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

NFO | Claymore/Sabrient Insider ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended    September 21, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     29.48            $     25.14
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                                                        0.21                   0.11
   Net realized and unrealized gain (loss) on investments                                (2.87)                  4.27
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (2.66)                  4.38
---------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.28)                 (0.04)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     26.54            $     29.48
===========================================================================================================================

Market value, end of period                                                        $     26.47            $     29.45
===========================================================================================================================

Total return*(b)
   Net asset value                                                                       -9.11%                 17.43%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    25,235            $    30,976
Ratio of net expenses to average net assets*                                              0.67%(c)               0.76%(c)
Ratio of net investment income (loss) to average net assets*                              1.45%(c)               0.41%(c)
Portfolio turnover rate                                                                     26%(d)                 17%(d)

*If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          1.03%(c)               1.15%(c)
   Ratio of net investment income (loss) to average net assets                            1.09%(c)               0.02%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

78 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

STH | Claymore/Sabrient Stealth ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended    September 21, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     26.25            $     25.15
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                                                        0.30                   0.22
   Net realized and unrealized gain (loss) on investments                                (4.54)                  0.95
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (4.24)                  1.17
---------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.44)                 (0.07)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     21.57            $     26.25
===========================================================================================================================

Market value, end of period                                                        $     21.59            $     26.18
===========================================================================================================================

Total return*(b)
   Net asset value                                                                      -16.26%                  4.64%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $     8,644            $    18,394
Ratio of net expenses to average net assets*                                              0.68%(c)               0.84%(c)
Ratio of net investment income (loss) to average net assets*                              2.48%(c)               0.83%(c)
Portfolio turnover rate                                                                     74%(d)                 61%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          1.49%(c)               1.51%(c)
   Ratio of net investment income (loss) to average net assets                            1.67%(c)               0.16%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 79

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CZA | Claymore/Zacks Mid-Cap Core ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended         April 2, 2007**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     25.50            $     25.09
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                                                       (0.04)                 (0.02)
   Net realized and unrealized gain (loss) on investments                                (1.86)                  0.43
---------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                                                    (1.90)                  0.41
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders from
   Net investment income                                                                 (0.10)                    --
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     23.50            $     25.50
===========================================================================================================================

Market value, end of period                                                        $     24.40            $     25.59
===========================================================================================================================

Total return*(b)
   Net asset value                                                                       -7.50%                  1.64%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $     4,700            $     5,100
Ratio of net expenses to average net assets*                                              1.38%(c)               1.81%(c)
Ratio of net investment income to average net assets*                                    -0.31%(c)              -0.21%(c)
Portfolio turnover rate                                                                     44%(d)                 17%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          3.89%(c)               7.13%(c)
   Ratio of net investment income (loss) to average net assets                           -2.82%(c)              -5.53%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

80 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

XRO | Claymore/Zacks Sector Rotation ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended    September 21, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     29.54            $     24.98
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss) (a)                                                       0.11                   0.17
   Net realized and unrealized gain (loss) on investments                                (1.44)                  4.43
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (1.33)                  4.60
---------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.19)                 (0.04)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     28.02            $     29.54
===========================================================================================================================

Market value, end of period                                                        $     28.04            $     29.61
===========================================================================================================================

Total return *(b)
   Net asset value                                                                       -4.60%                 18.41%
Ratios and supplemental data
Net assets, end of period (thousands)                                              $   119,087            $    65,010
Ratio of net expenses to average net assets*                                              0.66%(c)               0.72%(c)
Ratio of net investment income (loss) to average net assets*                              0.72%(c)               0.64%(c)
Portfolio turnover rate                                                                     55%(d)               47%(d)

* If certain expenses had not been waived or reimbursed by the Adviser total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          0.78%(c)               0.97%(c)
   Ratio of net investment income (loss) to average net assets                            0.60%(c)               0.39%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

                                      SemiAnnual Report | February 29, 2008 | 81

Claymore Exchange-Traded Fund Trust | Financial Highlights continued

CVY | Claymore/Zacks Yield Hog ETF

                                                                                For the Six Months          For the Period
                                                                                             Ended    September 21, 2006**
Per share operating performance                                                  February 29, 2008                 through
for a share outstanding throughout the period                                          (unaudited)         August 31, 2007
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $     26.14            $     24.96
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations
   Net investment income (loss)(a)                                                        0.70                   1.06
   Net realized and unrealized gain (loss) on investments                                (3.65)                  1.12
---------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                                   (2.95)                  2.18
---------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from
   Net investment income                                                                 (0.69)                 (0.88)
   Return of capital                                                                        --                  (0.12)
---------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                                   (0.69)                 (1.00)
---------------------------------------------------------------------------------------------------------------------------

Net asset value, end of period                                                     $     22.50            $     26.14
===========================================================================================================================

Market value, end of period                                                        $     22.53            $     26.10
===========================================================================================================================

Total return *(b)
   Net asset value                                                                      -11.49%                  8.67%

Ratios and supplemental data
Net assets, end of period (thousands)                                              $    54,017            $    94,111
Ratio of net expenses to average net assets*                                              0.66%(c)               0.70%(c)
Ratio of net investment income (loss) to average net assets*                              5.68%(c)               4.17%(c)
Portfolio turnover rate                                                                     77%(d)                 21%(d)

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:

   Ratio of total expenses to average net assets                                          0.83%(c)               0.90%(c)
   Ratio of net investment income (loss) to average net assets                            5.51%(c)               3.97%(c)

** Commencement of investment operations and initial listing date on the American Stock Exchange.

(a)   Based on average shares outstanding during the period.

(b) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value ("NAV"). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)   Annualized.

(d) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

82 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

Notes to Financial Statements | February 29, 2008 (unaudited)

Note 1 - Organization:

Claymore Exchange-Traded Fund Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is organized as an open-end, management investment company that was organized as a Delaware business trust on May 24, 2006. At the end of the period, the Trust consisted of 19 portfolios. The following 11 portfolios have a semi-annual reporting period-end on February 29, 2008:

Claymore/BNY BRIC ETF                                                 "BNY BRIC"
Claymore/Clear Spin-Off ETF                                     "Clear Spin-Off"
Claymore/Great Companies Large-Cap
  Growth Index ETF                            "Great Companies Large-Cap Growth"
Claymore/Ocean Tomo Growth Index ETF                         "Ocean Tomo Growth"
Claymore/Ocean Tomo Patent ETF                               "Ocean Tomo Patent"
Claymore/Sabrient Defender ETF                               "Sabrient Defender"
Claymore/Sabrient Insider ETF                                 "Sabrient Insider"
Claymore/Sabrient Stealth ETF                                 "Sabrient Stealth"
Claymore/Zacks Mid-Cap Core ETF                             "Zacks Mid-Cap Core"
Claymore/Zacks Sector Rotation ETF                       "Zacks Sector Rotation"
Claymore/Zacks Yield Hog ETF                                   "Zacks Yield Hog"

Each portfolio represents a separate series of the Trust (each a "Fund" or collectively the "Funds"). Each Fund's shares are listed and traded on the American Stock Exchange. The Funds' market prices may differ to some degree from the net asset value ("NAV") of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund                                                                       Index
--------------------------------------------------------------------------------
BNY BRIC                           Bank of New York Mellon BRIC Select ADR Index
Clear Spin-Off                                              Clear Spin-Off Index
Great Companies Large-Cap Growth          Great Companies Large-Cap Growth Index
Ocean Tomo Growth                          Ocean Tomo 300(R) Patent Growth Index
Ocean Tomo Patent                                 Ocean Tomo 300(R) Patent Index
Sabrient Defender                                Sabrient Defensive Equity Index
Sabrient Insider                                Sabrient Insider Sentiment Index
Sabrient Stealth                                          Sabrient Stealth Index
Zacks Mid-Cap Core                                      Zacks Mid-Cap Core Index
Zacks Sector Rotation                                Zacks Sector Rotation Index
Zacks Yield Hog                                            Zacks Yield Hog Index

Note 2 - Accounting Policies:

The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments

Equity securities are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are not sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean between the last available bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships ("MLPs") based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

(c) Distributions

The Funds intend to pay substantially all of their net investment income to Shareholders through annual distributions, except for Zacks Yield Hog which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to Shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Offering Costs

Offering costs in the amount of $49,000 were incurred by each Fund, and are being amortized over a one-year period from each Fund's commencement of operations. Claymore Advisors, LLC has agreed to pay all organizational expenses of each Fund incurred prior to the commencement of investment operations.

(e) Security Lending

Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds' securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund's securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operation.

                                      SemiAnnual Report | February 29, 2008 | 83

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements (unaudited) continued

Note 3 - Investment Advisory Agreement, Sub-Advisory Agreement and Other
         Agreements:

Pursuant to an Investment Advisory Agreement (the "Agreement") between the Trust, on behalf of each Fund, and Claymore Advisors, LLC (the "Adviser"), the Adviser manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate of 0.50% of each Fund's average daily net assets.

Under a separate Fund Administration agreement, Claymore Advisors, LLC provides Fund Administration services to the Funds. Claymore Advisors, LLC receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets                                                                  Rate
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

For the period ended February 29, 2008, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

                                     Fund Administration    Fund Administration
                                                 Expense         Expense Waived
--------------------------------------------------------------------------------
BNY BRIC                                     $    84,971             $       --
Clear Spin-Off                               $     5,501             $       --
Great Companies Large-Cap Growth Index       $       746             $      746
Ocean Tomo Growth Index                      $       380             $      380
Ocean Tomo Patent                            $     1,343             $    1,343
Sabrient Defender                            $     3,722             $       --
Sabrient Insider                             $     3,990             $       --
Sabrient Stealth                             $     1,957             $    1,957
Zacks Mid-Cap Core                           $       696             $      696
Zacks Sector Rotation                        $    14,003             $       --
Zacks Yield Hog                              $     9,814             $       --

The Bank of New York Mellon ("BNY") acts as the Funds' custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Funds' assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds.

The Funds' Adviser has contractually agreed to waive fees and/or pay fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, a portion of the Fund's licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.60% of average net assets per year, at least until December 31, 2010. The offering costs excluded from the 0.60% expense cap are (a) legal fees pertaining to the Fund's shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to the Fund's commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund's expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended February 29, 2008, the Adviser waived and assumed the following fees and expenses:

                                             Advisory                Potentially
                                                 Fees    Expenses    Recoverable
                                               Waived     Assumed        Expense
--------------------------------------------------------------------------------
BNY BRIC                                     $     --    $     --    $    65,050
Clear Spin-Off                               $ 54,774    $     --    $   155,571
Great Companies Large-Cap Growth Index       $ 13,555    $ 43,391    $   128,968
Ocean Tomo Growth Index                      $  6,906    $ 52,338    $   130,985
Ocean Tomo Patent                            $ 24,419    $ 32,937    $   162,540
Sabrient Defender                            $ 56,762    $     --    $   161,325
Sabrient Insider                             $ 52,892    $     --    $   169,974
Sabrient Stealth                             $ 35,577    $ 21,851    $   180,900
Zacks Mid-Cap Core                           $ 12,649    $ 50,791    $   133,981
Zacks Sector Rotation                        $ 63,628    $     --    $   191,567
Zacks Yield Hog                              $ 60,948    $     --    $   204,232

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

Licensing Fee Agreements:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund                                                                    Licensor
--------------------------------------------------------------------------------
BNY BRIC                                             The Bank of New York Mellon
Clear Spin-Off                                                Clear Indexes, LLC
Great Companies Large-Cap Growth Index                     Great Companies, Inc.
Ocean Tomo Growth Index                                  Ocean Tomo Capital, LLC
Ocean Tomo Patent                                        Ocean Tomo Capital, LLC
Sabrient Defender                                          Sabrient Systems, LLC
Sabrient Insider                                           Sabrient Systems, LLC
Sabrient Stealth                                           Sabrient Systems, LLC
Zacks Mid-Cap Core                               Zacks Investment Research, Inc.
Zacks Sector Rotation                            Zacks Investment Research, Inc.
Zacks Yield Hog                                  Zacks Investment Research, Inc.

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in Shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap.

Note 4 - Federal Income Taxes:

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

84 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements (unaudited) continued

At  February  29, 2008,  the cost  of  investments  and  accumulated  unrealized
appreciation/depreciation  on  investments,   excluding  foreign  currency,  for
federal income tax purposes were as follows:

                                                                                                                            Net Tax
                                        Cost of Investments   Gross Tax Unrealized   Gross Tax Unrealized   Unrealized Appreciation
                                           for Tax Purposes           Appreciation           Depreciation            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
BNY BRIC                                    $ 1,269,028,644           $ 79,942,683          $ (69,613,359)            $  10,329,324
Clear Spin-Off                              $    38,740,377           $    283,751          $ (10,616,972)            $ (10,333,221)
Great Companies Large-Cap Growth Index      $     7,458,797           $    214,601          $  (1,086,808)            $    (872,207)
Ocean Tomo Growth Index                     $     2,705,926           $    125,929          $    (407,691)            $    (281,762)
Ocean Tomo Patent                           $    10,793,744           $    442,520          $    (975,044)            $    (532,524)
Sabrient Defender                           $    26,029,870           $    365,570          $  (2,486,943)            $  (2,121,373)
Sabrient Insider                            $    33,378,072           $  1,223,612          $  (4,713,287)            $  (3,489,675)
Sabrient Stealth                            $    10,769,995           $    341,889          $  (1,668,673)            $  (1,326,784)
Zacks Mid-Cap Core Index                    $     5,161,702           $     59,138          $    (523,173)            $    (464,035)
Zacks Sector Rotation                       $   135,678,766           $  1,166,271          $ (16,972,627)            $ (15,806,356)
Zacks Yield Hog                             $    66,259,234           $  1,629,080          $  (8,052,127)            $  (6,423,047)

Distributions to Shareholders:

The tax character of distributions paid during the period ended August 31, 2007 was as follows:

                                         Distributions paid from Ordinary Income
--------------------------------------------------------------------------------
BNY BRIC                                                             $   148,236
Ocean Tomo Patent                                                    $     1,710
Sabrient Defender                                                    $     3,336
Sabrient Insider                                                     $    55,130
Sabrient Stealth                                                     $    42,717
Zacks Sector Rotation                                                $    56,130
Zacks Yield Hog                                                      $ 2,590,763

                                           Distributions paid from Capital Gains
--------------------------------------------------------------------------------
Zacks Yield Hog                                                      $     2,570

                                       Distributions paid from Return of Capital
--------------------------------------------------------------------------------
Zacks Yield Hog                                                      $   367,463

Tax components of the following balances as of August 31, 2007 were as follows:

                              Undistributed Ordinary    Undistributed Long-Term
                                 Income/(Accumulated         Gains/(Accumulated
                                      Ordinary Loss)    Capital & Other Losses)
--------------------------------------------------------------------------------
BNY BRIC                                $  3,198,954               $   (305,279)
Clear Spin-Off                          $     78,400               $   (124,571)
Great Companies Large-Cap
  Growth Index                          $     20,906               $         --
Ocean Tomo Growth Index                 $     10,808               $         --
Ocean Tomo Patent                       $    138,040               $         --
Sabrient Defender                       $    255,058               $   (245,277)
Sabrient Insider                        $    101,945               $   (871,615)
Sabrient Stealth                        $    120,870               $ (2,297,815)
Zacks Mid-Cap Core Index                $     11,715               $        (65)
Zacks Sector Rotation                   $    216,205               $ (1,820,065)
Zacks Yield Hog                         $         --               $ (1,679,391)

At August 31, 2007, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

                                             Capital Loss Available Through 2015
--------------------------------------------------------------------------------
Sabrient Insider                                                    $     28,269
Sabrient Stealth                                                    $     35,822
Zacks Sector Rotation                                               $     84,733

                                      SemiAnnual Report | February 29, 2008 | 85

Claymore Exchange-Traded Fund Trust | Notes to Financial Statements (unaudited) continued

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the period ended August 31, 2007, the following Funds incurred and will elect to defer net capital losses as follows:

                                                             Post-October Losses
--------------------------------------------------------------------------------
BNY BRIC                                                            $    305,279
Clear Mid-Cap Growth Index                                          $     31,543
Clear Spin-Off                                                      $    124,571
Sabrient Defender                                                   $    245,277
Sabrient Insider                                                    $    843,346
Sabrient Stealth                                                    $  2,261,993
Zacks Mid-Cap Core                                                  $         65
Zacks Sector Rotation                                               $  1,735,332
Zacks Yield Hog                                                     $  1,679,391

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has evaluated the implications of FIN 48 and has determined it does not have any impact on the financial statements as of February 29, 2008.

The 2007 tax year is still subject to examination by major jurisdictions.

Note 5 - Investment Transactions:

For the period ended February 29, 2008, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

                                                      Purchases            Sales
--------------------------------------------------------------------------------
BNY BRIC                                          $  29,902,035    $  30,140,074
Clear Spin-Off                                    $   4,706,360    $   5,628,110
Great Companies Large-Cap Growth Index            $     922,066    $     952,728
Ocean Tomo Growth Index                           $     614,809    $     628,123
Ocean Tomo Patent                                 $   1,392,342    $   1,545,731
Sabrient Defender                                 $   6,915,073    $   6,942,474
Sabrient Insider                                  $   7,677,398    $   7,754,755
Sabrient Stealth                                  $  10,452,824    $  15,994,183
Zacks Mid-Cap Core                                $   2,227,403    $   2,227,338
Zacks Sector Rotation                             $  55,911,413    $  55,725,708
Zacks Yield Hog                                   $  56,234,339    $  56,451,581

For the period ended February 29, 2008, in-kind transactions were as follows:

                                                      Purchases            Sales
--------------------------------------------------------------------------------
BNY BRIC                                          $ 893,703,328    $ 364,989,055
Clear Spin-Off                                    $  11,036,206    $  25,013,412
Great Companies Large-Cap Growth Index            $   2,274,147    $          --
Ocean Tomo Growth Index                           $   1,496,423    $   1,499,228
Ocean Tomo Patent                                 $   4,294,658    $   1,505,141
Sabrient Defender                                 $   9,027,594    $  11,287,712
Sabrient Insider                                  $  10,372,068    $  13,268,718
Sabrient Stealth                                  $   9,498,231    $  15,976,904
Zacks Mid-Cap Core                                $   2,593,308    $   2,605,773
Zacks Sector Rotation                             $ 191,370,641    $ 123,555,454
Zacks Yield Hog                                   $  48,814,885    $  78,115,396

Note 6 - Capital:

Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per unit of the Fund on the transaction date. Transaction fees ranging from $500 to $1,500 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 - Distribution Agreement:

The Board of Trustees of the Trust has adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees.

Note 8 - Indemnifications:

In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Funds' maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 - Accounting Pronouncement:

In September 2006, the FASB issued Statement of Financial Accounting Standards No.157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of February 29, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosure will be required about the inputs used to develop measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Note 10 - Subsequent Event:

Subsequent to February 29, 2008, Zacks Yield Hog declared a quarterly dividend of $0.364 per share payable on March 31, 2008 to shareholders of record on March 27, 2008.

86 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

Supplemental Information | (unaudited)

Trustees

The Trustees of the Claymore Exchange-Traded Fund Trust and their principal business occupations during the past five years:

Name, Address*, Year      Term of Office** Principal Occupations During                     Number of Funds
of Birth and Position(s)  and Length of    the Past Five Years and                          in Fund Complex***   Other Directorships
held with Registrant      Time Served      Other Affiliations                               Overseen by Trustee  Held by Trustee
====================================================================================================================================
Independent Trustees:
====================================================================================================================================
Randall C. Barnes         Since 2006       Investor (2001-present). Formerly, Senior Vice            40          None
Year of Birth: 1951                        President and Treasurer (1993-1997), President,
Trustee                                    Pizza Hut International (1991-1993) and Senior
                                           Vice President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo,
                                           Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg          Since 2006       Partner of Nyberg & Cassioppi, LLC, a law firm            43          None
Year of Birth: 1953                        specializing in corporate law, estate planning
Trustee                                    and business transactions (2000-present).
                                           Formerly, Executive Vice President, General
                                           Counsel and Corporate Secretary of Van Kampen
                                           Investments (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.     Since 2006       Formerly, Vice President, Manager and Portfolio           40          None
Year of Birth: 1958                        Manager of Nuveen Asset Management (1998-1999),
Trustee                                    Vice President of Nuveen Investment Advisory
                                           Corp. (1992-1999), Vice President and Manager of
                                           Nuveen Unit Investment Trusts (1991-1999), and
                                           Assistant Vice President and Portfolio Manager
                                           of Nuveen Unit Investment Trusts (1988-1999),
                                           each of John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Management Trustees:
====================================================================================================================================
Nicholas Dalmaso+         Since 2006       Senior Managing Director and Chief                        43          None
Year of Birth: 1965                        Administrative Officer of Claymore Advisors, LLC
Trustee; Chief Legal                       and Claymore Securities, Inc. (2007-present).
and Executive Officer                      Formerly, Senior Managing Director and General
                                           Counsel of Claymore Group Inc., Claymore
                                           Advisors, LLC and Claymore Securities, Inc.
                                           (2001-2007). Assistant General  Counsel, John
                                           Nuveen and Co., Inc. (1999-2001). Former Vice
                                           President and Associate General Counsel of
                                           Van Kampen Investments, Inc.(1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

* Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore
      Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Trust because of his position as an officer of Claymore Advisors, LLC, the Fund's Investment Adviser.

                                      SemiAnnual Report | February 29, 2008 | 87

Claymore Exchange-Traded Fund Trust | Supplemental Information (unaudited) continued

Officers

The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and  Term of Office** and   Principal Occupation During the Past Five Years
Position(s) held with Registrant   Length of Time Served  and Other Affiliations
====================================================================================================================================
Officers:
====================================================================================================================================
Steven M. Hill                     Since 2006             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                       Securities, Inc. (2005-present);Formerly, Chief Financial Officer of
Chief Accounting                                          Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors,
Officer, Chief                                            LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson
Financial Officer and Treasurer                           Global Funds and  Operations Manager for Henderson Global Investors (NA)
                                                          Inc., (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President, Fund Compliance Officer of Claymore Group Inc.
Year of Birth: 1957                                       (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary
Chief Compliance Officer                                  of Harris Investment Management, Inc.(2003-2006). Director-Compliance
                                                          of Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Melissa J. Nguyen                  Since 2006             Vice President and Assistant General Counsel of Claymore Group
Year of Birth: 1978                                       Inc.(2005-present). Secretary of certain funds in the Fund Complex;
Secretary                                                 Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C.(2003-2005).
------------------------------------------------------------------------------------------------------------------------------------
William H. Belden, III             Since 2006             Managing Director of Claymore Advisors, LLC (2005-present). Formerly, Vice
Year of Birth: 1965                                       President of Product Management at Northern Trust Global
Vice President                                            Investments (1999-2005).
------------------------------------------------------------------------------------------------------------------------------------
Chuck Craig                        Since 2006             Managing Director (2006-present), Vice President (2003-2006) of Claymore
Year of Birth: 1967                                       Advisors, LLC. Formerly, Assistant Vice President, First Trust
Vice President                                            Portfolios, L.P. (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

88 | SemiAnnual Report | February 29, 2008

Claymore Exchange-Traded Fund Trust

Trust Information|

Board of Trustees

Randall C. Barnes

Nicholas Dalmaso*

Ronald A.Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Trust as defined in the Investment Company Act of 1940, as amended.

Officers

Nicholas Dalmaso
Chief Executive Officer and
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer,
Chief Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Melissa J. Nguyen
Secretary

William H. Belden III
Vice President

Chuck Craig
Vice President

Investment Adviser

Claymore Advisors, LLC
Lisle, IL

Distributor

Claymore Securities, Inc.
Lisle, IL

Administrator

Claymore Advisors, LLC
Lisle, IL

Accounting Agent, Custodian
and Transfer Agent Fund

The Bank of New York Mellon
NewYork, NY

Legal Counsel

Clifford Chance US LLP
NewYork, NY

Independent Registered Public
Accounting Firm

Ernst & Young LLP
Chicago, IL

--------------------------------------------------------------------------------

Privacy  Principles  of the Trust for  Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?

o     If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report. A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 949-3837 or by accessing the Funds' Form N-PX on the SEC's website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC website at http://www.sec.gov. The Funds' Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

                                      SemiAnnual Report | February 29, 2008 | 89

Claymore Exchange-Traded Fund Trust

About the Fund Manager|

Claymore Advisors, LLC

Claymore Advisors, LLC manages the investment and reinvestment of each Fund's assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Claymore Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Claymore entities have provided supervision, management, servicing or distribution on approximately $18.3 billion in assets as of February 29, 2008. Claymore currently offers exchange-traded funds, closed-end funds, and unit investment trusts.

Portfolio Management

The portfolio manager who is currently responsible for the day-to-day management of the Funds' portfolio is Chuck Craig, CFA. Mr. Craig has managed each Fund's portfolio since its inception. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Claymore Securities, Inc. and joined Claymore Securities, Inc. in May of 2003. Before joining Claymore Securities, Inc., Mr. Craig spent four years with First Trust Portfolios L.P. (formerly Nike Securities) as an equity-research analyst and portfolio manager within the Equity Strategy Research group. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Claymore Exchange-Traded Fund Trust Overview

The Claymore Exchange-Traded Fund Trust (the "Trust") is an investment company currently consisting of 19 separate exchange-traded "index funds" as of February 29, 2008. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

90 | SemiAnnual Report | February 29, 2008

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.claymore.com or by calling
(888) 949-3837. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.claymore.com or by calling (888) 949-3837. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Claymore Securities, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC

                         NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

                                                              CETFT-001-SAR-0208

ITEM 2.  CODE OF ETHICS.

Not applicable for a semi-annual reporting period.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual reporting period.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual reporting period.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for a semi-annual reporting period.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that based on such evaluation, the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act of 1940.

(a)(3)  Not Applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act of 1940.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust
             -----------------------------------

By:      /s/ Nicholas Dalmaso
         ------------------------------------------------------------------

Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    May 5, 2008

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nicholas Dalmaso
         ------------------------------------------------------------------

Name:    Nicholas Dalmaso

Title:   Chief Legal and Executive Officer

Date:    May 5, 2008


By:      /s/ Steven M. Hill
         ------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    May 5, 2008